UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material pursuant to §240.14a-12

XCEL ENERGY INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(2)	Aggregate number of securities to which transaction applies:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Richard C. Kelly Chairman of the Board and Chief Executive Officer

April 6, 2010

Dear Shareholder,

        Xcel Energy's Annual Meeting of Shareholders convenes Wednesday, May 19, 2010, at 11 a.m. MDT, at 1800 Larimer Street, Second Floor, Denver, Colorado. The doors will open at 10:15 a.m. MDT.

        In response to lower attendance numbers over the past few years and tightening budgets, this year we will again use a shorter format for our Annual Meeting. We will conduct the business portion of the meeting, announce voting results and include time for your questions.

        If your shares are registered in your name and you received your proxy materials by mail, your admission ticket to the Annual Meeting is attached to your proxy card. You will not receive an admission ticket if you accessed your proxy materials via the Internet or if a bank or broker holds your shares. If you are a registered owner you should provide your Notice of Internet Availability of Proxy Materials. If you are a beneficial owner you should provide proof of ownership as of the record date of your Xcel Energy stock. In addition, state-issued photo identification is required to gain admittance to the Annual Meeting.

        This year, we again are pleased to be using the U.S. Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to many of our shareholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of this proxy statement and our 2009 Annual Report. We believe that this process will conserve natural resources and reduce the costs of printing and distributing our proxy materials.

        Please review the Annual Meeting guidelines that appear on the back cover of this proxy statement. Remember, too, that you can listen to a web cast of the meeting at www.xcelenergy.com.

        Your vote is important. We encourage you to vote on the issues included in the proxy statement as soon as possible. You can vote electronically over the Internet, by telephone or by mailing a proxy card. Instructions about each of the options are included on your Notice of Internet Availability of Proxy Materials or your proxy card.

Sincerely,

Richard C. Kelly

ANNUAL MEETING OF SHAREHOLDERS

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

TABLE OF CONTENTS

Page
Notice Of Annual Meeting of Shareholders	ii
Questions and Answers about the Proxy Materials and the Annual Meeting	1
Corporate Governance	6
Board Structure and Compensation	12
Proposal No. 1 Election of Directors	19
Proposal No. 2 Approval of the Xcel Energy Inc. Executive Annual Incentive Award Plan as Amended and Restated	31
Proposal No. 3 Approval of Performance Measures Available under the Xcel Energy Inc. 2005 Long-Term Incentive Plan and an Amendment to the Plan, as amended and restated	38
Proposal No. 4 Ratification of the Appointment of Deloitte & Touche LLP as Xcel Energy Inc.'s Independent Registered Public Accounting Firm for 2010	44
Proposal No. 5 Shareholder Proposal Regarding an Annual Advisory Vote on Executive Compensation	45
Beneficial Ownership of Certain Shareholders	50
Section 16(a) Beneficial Ownership Reporting Compliance	52
Compensation Discussion and Analysis	53
Tables Related to Executive Compensation	68
Report of the Compensation Committee	85
Potential Payments Upon Termination or Change in Control	85
Securities Authorized for Issuance Under Equity Compensation Plans	90
Information About Related Persons	91
Report of the Audit Committee of the Board of Directors	93
Independent Registered Public Accounting Firm	94
Other Business	95
Appendix A	A-1
Appendix B	B-1

i

 XCEL ENERGY INC.
414 Nicollet Mall
Minneapolis, Minnesota 55401-1993
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Time	11:00 a.m. MDT on Wednesday, May 19, 2010
Place	1800 Larimer Street, Second Floor, in Denver, Colorado
Purpose of Meeting	(1)
To elect as directors the 10 nominees named in the attached proxy statement to hold office until the next Annual Meeting of Shareholders and until their respective successors have been elected or appointed.
	(2)	To approve the performance measures available under the Xcel Energy Inc. Executive Annual Incentive Award Plan.
	(3)	To approve the performance measures available under the Xcel Energy Inc. 2005 Long-Term Incentive Plan and to approve an amendment to include non-employee directors as eligible participants.
	(4)	To ratify the appointment of Deloitte & Touche LLP as Xcel Energy Inc.'s independent registered public accounting firm for 2010.
	(5)	To vote on a shareholder proposal regarding an annual advisory vote on executive compensation, if properly presented.
	(6)	To consider such other business as may properly come before the Annual Meeting or any adjournments thereof.
Record Date	You are entitled to vote if you were a shareholder at the close of business on March 23, 2010.
Annual Meeting Admission
If you are a registered shareholder and you received your proxy materials by mail, an admission ticket is attached to the proxy card. You will not receive an admission ticket if you received your proxy materials via the Internet or if a bank or broker holds your shares. In that case, please come to the Annual Meeting and if you are a registered owner present your Notice of Internet Availability of Proxy Materials and if you are a beneficial owner present proof of ownership of our stock at the registration table. The Annual Meeting is open to shareholders and those guests invited by the Company. All attendees will be asked to provide state-issued photo identification, such as a driver's license, in order to gain admittance to the Annual Meeting.
Voting by Proxy	Please submit a proxy as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. You may submit your proxy:
	(1)	over the Internet;
	(2)	by telephone; or
	(3)	by mail.

For specific instructions, refer to the Questions and Answers beginning on page 1 of this proxy statement and the voting instructions on your Notice of Internet Availability of Proxy Materials or your proxy card.

        A Notice of Internet Availability of Proxy Materials or this proxy statement and proxy card are being distributed on or about April 6, 2010.

By Order of the Board of Directors,

CATHY J. HART Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 19, 2010:

Our 2010 Proxy Statement and Annual Report are available at www.proxyvote.com

ii

XCEL ENERGY INC.
414 Nicollet Mall
Minneapolis, Minnesota 55401-1993

April 6, 2010

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 19, 2010

GENERAL INFORMATION ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

        Q:    Why Am I Receiving These Materials?

        A:    You are receiving these proxy materials in connection with the solicitation by the Board of proxies to be voted at Xcel Energy's 2010 Annual Meeting of Shareholders. You are requested to vote on the proposals described in this proxy statement. Xcel Energy has appointed Michael C. Connelly, Cathy J. Hart and David M. Sparby, or any of them with power of substitution to vote all proxies properly executed and submitted by shareholders who are entitled to vote at the Annual Meeting, or any adjournment of the meeting.

  Q:
  Why Did I Only Receive a Notice Directing Me to the Internet Instead of the Proxy Statement and Annual Report?

        A:    Under the SEC's notice and access rules, companies can take advantage of the Internet in the proxy distribution process by sending their shareholders a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to view the proxy materials on the Internet. Xcel Energy is mailing Notices again this year to lower costs and reduce the environmental impact of our Annual Meeting. Shareholders can indicate a preference to receive a hard copy of the full package by contacting Broadridge Financial Solutions, Inc. at 1-800-579-1639. The full package choice will remain in effect until changed by the shareholder.

        Q:    What Are the Company's Voting Recommendations?

        A:    Our Board recommends that you vote your shares as follows:

    •
    "FOR" each of the nominees to the Board (see pages 19-30);

    •
    "FOR" the approval of the performance measures available under the Xcel Energy Inc. Executive Annual Incentive Award Plan (see pages 31-37);

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    "FOR" the approval of the performance measures available under the Xcel Energy 2005 Long-Term Incentive Plan and an amendment to include non-employee directors as eligible participants (see pages 38-43);

    •
    "FOR" the ratification of the appointment of Deloitte & Touche LLP as Xcel Energy Inc.'s independent registered public accounting firm for 2010 (see page 44); and

    •
    "AGAINST" the shareholder proposal in this proxy statement regarding an annual advisory vote on executive compensation (see pages 45-49).

        Unless you give other voting instructions on your proxy card, the persons named as proxy holders will vote in accordance with the recommendations of the Board of Directors. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

  Q:
  What is the Difference Between Holding Shares as a Shareholder of Record and as a Beneficial Owner?

        A:    As summarized below, there are some distinctions between shares held of record and those owned beneficially:

    Shareholder of Record.    Your shares are registered directly in your name with our transfer agent, Wells Fargo Shareowner Services. As the shareholder of record, you have the right to vote your shares by proxy directly with the Company (by Internet, by telephone or by mail) or to vote in person at the Annual Meeting. If you do not vote in person or by proxy, your shares will not be voted.

    Beneficial Owner.    Your shares are held in a stock brokerage account or by a bank or other nominee (sometimes this is referred to as "street name"). Your broker or nominee is considered the shareholder of record with respect to those shares and forwards proxy materials to you. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the Annual Meeting. If you wish to vote your shares in person, you must provide us with a legal proxy from your broker.

    If you are beneficial owner and you do not provide instructions as to how your shares are to be voted, your broker or other nominee will not be able to vote your shares on certain matters. The election of directors and the proposal to approve the performance measures and amend the 2005 Long-Term Incentive Plan are proposals on which your broker cannot vote your shares unless directed by you. Accordingly, we urge you to provide instructions to your broker or nominee so that your votes may be counted on these matters. You should vote your shares by following the instructions provided on the voting instruction card that you receive from your broker.

        Q:    How Can I Vote My Shares?

        A:    You may vote in person at the Annual Meeting, by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. If you are a shareholder of record, you will be able to do this over the Internet, by telephone or by mail. Please help us save time and postage costs by voting through the Internet or by telephone. Each method is generally available 24 hours a day and will ensure that your vote is confirmed and posted immediately.

        Shareholders of record (including participants in our Dividend Reinvestment and Cash Payment Plan) may vote their shares as follows:

    •
    By Internet — Go to the web site at www.proxyvote.com, 24 hours a day, seven days a week. You will need the control number that appears on your proxy card or on your Notice of Internet Availability of Proxy Materials. Internet voting is available until 11:59 p.m. EDT on May 18, 2010. You may incur telephone and Internet access charges if you vote by the Internet.

    •
    By Telephone — Call 1-800-690-6903, 24 hours a day, seven days a week. You will need the control number that appears on your proxy card or on your Notice of Internet Availability of Proxy Materials. Telephone voting is available until 11:59 p.m. EDT on May 18, 2010.

    •
    By Mail — If you received a full paper set of materials, date and sign your proxy card exactly as your name appears on your proxy card and mail it in the enclosed, postage-paid envelope. If you received a Notice of Internet Availability of Proxy Materials, you may request a proxy card by following the instructions in your Notice. You do not need to mail the proxy card if you are voting by Internet or telephone.

        Beneficial owners will receive instructions from the holder of record (the bank, brokerage house or other nominee that holds your shares) that you must follow in order for your shares to be voted.

        If you are a participant in one of our employee savings or stock ownership plans, your proxy card is a voting directive for shares allocated to your account. The trustee will vote the shares as instructed by you in your voting directive. If you do not return your voting directive by 11:59 p.m. EDT on May 14, 2010 the trustee will vote your allocated shares, along with all unallocated shares held in the plan, in the same proportion that all other allocated shares are voted.

We Encourage You to Vote by Internet or by Telephone Because it is Faster and Reduces Our Expenses.

        Q:    Can I Change My Vote?

        A:    Yes. If you change your mind after voting your proxy and prior to the Annual Meeting, you can revoke your proxy and change your proxy instructions by signing another proxy with a later date, voting a second time by telephone or by the Internet prior to 11:59 p.m. EDT on May 18, 2010, or revoking your prior proxy and voting at the Annual Meeting. Alternatively, you may provide a written statement to the Company (attention: Corporate Secretary) of your intention to revoke your proxy.

        Q:    Is My Vote Confidential?

        A:    Yes. Xcel Energy has adopted a confidential voting policy under which shareholder votes are revealed only to a non-employee proxy tabulator or an independent inspector of election, except (1) as necessary to meet legal requirements, (2) in a dispute regarding authenticity of proxies and ballots, (3) in the event of a proxy contest if the other party does not agree to comply with the confidential voting policy, and (4) where disclosure may be necessary for the Company to assert or defend claims.

        Q:    What is the Record Date and What Does it Mean?

        A:    Only shareholders of record at the close of business on the record date, March 23, 2010, are entitled to receive notice of the Annual Meeting and to vote the shares of common stock and preferred stock that they held on the record date.

        Except in the case of cumulative voting for directors, each share of our common stock is entitled to one vote upon each matter presented at the Annual Meeting. On March 23, 2010, there were 459,208,300 shares of common stock issued and outstanding. If you owned preferred stock (other than the $3.60 Series), you are entitled to one vote per share of such preferred stock upon each matter presented at the Annual Meeting. On March 23, 2010, we had 774,800 shares of our preferred stock (other than the $3.60 Series) outstanding. If you owned shares of our $3.60 Series preferred stock, you are entitled to three votes per share of such $3.60 Series of preferred stock upon each matter presented at the Annual Meeting. On March 23, 2010, we had 275,000 shares of our $3.60 Series preferred stock outstanding. Accordingly, shares representing 460,808,100 votes are entitled to vote at the Annual Meeting.

        Q:    What is the Quorum Requirement for the Annual Meeting?

        A:    At March 23, 2010, there were shares representing 460,808,100 votes entitled to vote at the annual meeting. We will have a quorum and be permitted to conduct business if a majority of the voting power of these shares is present at the Annual Meeting in person or by proxy. Abstentions and broker non-votes will be counted for the purpose of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks or does not exercise discretionary voting power to vote such shares.

        Q:    What is the Voting Requirement to Approve Each of the Proposals?

        A:    Election of Directors.    In the election of directors, you may vote "FOR" or "AGAINST" all of the nominees or your vote may be "WITHHELD" with respect to one of more of the nominees. In order to elect a director, the shares voted "FOR" a nominee must exceed the shares voted "AGAINST" the nominee. A "WITHHOLD" vote will not have an impact on the election of directors. You are entitled to cumulatively vote your shares for one or more nominees as described more specifically under the heading "Proposal No. 1 Election of Directors." Under our Guidelines on Corporate Governance, an incumbent director in an uncontested election who does not receive a majority of the votes cast "FOR" his or her election must offer to tender their resignation to our Governance, Compensation and Nominating Committee. The Board, taking into account the Governance, Compensation and Nominating Committee's recommendation, will act on the offer of resignation and publicly disclose its decision within ninety days after the date of the certification of the election results. The Governance, Compensation and Nominating Committee, in making its recommendation, and the Board, in making its decision, may each consider any factors or other recommendations that it considers relevant and appropriate. Any director who has offered to tender his or her resignation will not participate in the decision with respect to his or her resignation. If the director's resignation is not accepted by the Board, the director will continue to serve until the next annual meeting and until his or her successor is duly elected. If the director's resignation is accepted by the Board, the Board in its discretion may fill any resulting vacancy or may elect to not fill the vacancy and decrease the size of the Board.

        Other Proposals.    For the other proposals, you may vote "FOR," "AGAINST," or "ABSTAIN." All other proposals require the affirmative "FOR" vote of a majority of the voting power of the shares present in person or by proxy and entitled to vote at the Annual Meeting. If you "ABSTAIN," it has the same effect as a vote "AGAINST." Abstentions on these matters are treated as votes "AGAINST", while broker non-votes are treated as shares not present and not entitled to vote on that proposal. If you are a beneficial owner and do not provide the shareholder of record with voting instructions, your shares may constitute broker non-votes for certain proposals, as described in "What is the Quorum Requirement for the Annual Meeting?" above.

  Q:
  What Does it Mean if I Receive More Than One Notice of Internet Availability of Proxy Materials or Proxy Card or Voting Instruction Card?

        A:    It means your shares are registered differently or are in more than one account. Please provide voting instructions for all notices, proxy cards and voting instruction cards you receive.

        Q:    Who Will Count the Vote?

        A:    Representatives of Broadridge Financial Solutions, Inc., will tabulate the votes and act as the inspectors of election.

        Q:    Who Pays for the Cost of Soliciting Votes for the Annual Meeting?

        A:    Expenses for the solicitation of proxies will be paid by us. In addition to sending you these materials, some of our directors and officers as well as management and non-management employees may contact you by telephone, mail, email or in person. You may also be solicited by means of news releases issued by Xcel Energy, and postings on our web site, www.xcelenergy.com, and advertisements in periodicals. None of our officers or employees will receive any extra compensation for soliciting you. We have also hired Laurel Hill Advisory Group LLC to assist us in the solicitation of votes. We will pay Laurel Hill Advisory Group LLC a fee of $8,000 for these services, plus reimbursement of reasonable out-of-pocket expenses. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to beneficial owners of our stock.

        Q:    Does the Company Offer Shareholders Electronic Delivery of Proxy Materials?

        A:    Yes. Xcel Energy offers shareholders the option to receive the Annual Report to Shareholders and proxy statement electronically instead of receiving paper copies of these documents in the mail. You must consent to do so prior to the record date for the Annual Meeting.

        To provide your consent for electronic delivery, please go to www.xcelenergy.com and click on "Investor Information." Then look for electronic delivery. As soon as the Annual Report to Shareholders and proxy statement are available, electronic delivery participants will receive an e-mail with a link to the information and a control number to use to vote online.

        Q:    What Happens if Additional Proposals are Presented at the Annual Meeting?

        A:    Other than the proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Michael C. Connelly, Cathy J. Hart and David M. Sparby, or any of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be recommended by the Governance, Compensation and Nominating Committee and nominated by the Board.

  Q:
  May I Propose Actions for Consideration at Next Year's Annual Meeting of Shareholders or Nominate Individuals to Serve as Directors?

        A:    Yes, you may submit proposals for consideration at future shareholder meetings as follows:

    To Be Included in the Proxy Statement.    Unless we indicate otherwise at a later date, in order for a shareholder proposal (other than a director nomination) to be considered for inclusion in the Company's proxy statement for next year's Annual Meeting, the written proposal must be received by the Corporate Secretary no later than 5:00 p.m. CST on December 7, 2010. These proposals must be in writing and sent to: Corporate Secretary, Xcel Energy Inc., 414 Nicollet Mall, 5th floor, Minneapolis, Minnesota 55401-1993. These proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in our proxy materials.

    To Be Raised from the Floor.    Similarly, unless we indicate otherwise at a later date, in order for a shareholder proposal or director nomination to be raised from the floor during next year's Annual Meeting, the shareholder's written notice must be received by the Corporate Secretary no later than February 19, 2011, and must contain certain information as required under our bylaws. The requirements for such notice are set forth in our bylaws, a copy of which can be found on our web site, www.xcelenergy.com, under "About Us — Corporate Governance."

    To Recommend an Individual to Serve as a Director.    You may make a recommendation to our Governance, Compensation and Nominating Committee of an individual to serve as a director by sending a written statement of the qualifications of the recommended individual to the Corporate Secretary of Xcel Energy Inc. at 414 Nicollet Mall, 5th floor, Minneapolis, Minnesota 55401-1993. In order to be considered for next year's Annual Meeting, your recommendation should be received by October 1, 2010.

        Q:    How can I avoid duplicate mailings?

        A:    If you and other shareholders of record with whom you share an address currently receive multiple copies of our Annual Report to Shareholders and/or proxy statement, or if you hold stock in more than one account, and in either case, you would like to receive only a single copy of the Annual Report to Shareholders or proxy statement for your household, please forward your written request to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 17717. Shareholders who

participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings.

        If you currently participate in householding but would like to receive a separate copy of our 2009 Annual Report to Shareholders or this proxy statement, please contact us in the manner described in the immediately preceding paragraph or call 1-800-542-1061. We will deliver the requested documents to you promptly upon receipt of your request. If you are a shareholder of record and you want to receive separate copies of the Annual Report to Shareholders and proxy statement in the future, please contact us in the manner described in the immediately preceding paragraph or call 1-800-542-1061. If you are a beneficial owner and you want to receive separate copies of the Annual Report to Shareholders and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder.

CORPORATE GOVERNANCE

Governance Guidelines and Code of Conduct

        The Board of Directors operates under a set of written Guidelines on Corporate Governance. These Guidelines set forth the Company's corporate governance philosophy and the governance policies and practices that have been established to assist in governing the Company and its affiliates.

        The Guidelines describe Board and Committee membership criteria, the Board selection and member orientation process, stock ownership guidelines and lead director responsibilities. Directors are to retire from the Board on or prior to the day of the Annual Meeting of Shareholders after they turn 72 and, except for inside directors and directors first elected prior to August 18, 2000, are to serve no more than 15 years on the Board. The Guidelines also provide that no director may serve on more than two other boards of directors of publicly held companies without the prior approval of the Governance, Compensation and Nominating Committee. Directors whose professional responsibilities change, such as upon retirement or a change in employer, are required to submit a letter of resignation for the Board's consideration. The Guidelines also establish a director resignation policy in the event that a director does not receive the majority vote of the shareholders in an uncontested election.

        The Guidelines provide that the Governance, Compensation and Nominating Committee of the Board will evaluate the performance of the Chief Executive Officer on an annual basis, using objective criteria. The Guidelines also provide that the members of the Board will conduct an annual assessment of the performance of the Board and the processes used by the Board. The members of each respective committee will conduct an annual assessment of the performance of the committees.

        The Board of Directors of the Company has adopted a Code of Conduct that applies to all our officers as well as our employees and directors of Xcel Energy Inc., its wholly owned subsidiaries and affiliates. Our Code of Conduct applies to our Chief Executive Officer, our Chief Financial Officer and our Chief Accounting Officer, and complies with the requirements imposed by the Sarbanes-Oxley Act of 2002 and the rules issued thereunder for codes of conduct applicable to such officers as well as the governance requirements of the New York Stock Exchange.

Corporate Governance Documents Available On Our Web Site

        All of our corporate governance materials, including our Code of Conduct, our Guidelines on Corporate Governance and each of our committee charters, are available for public viewing on the Company's web site at www.xcelenergy.com, under "About Us — Corporate Governance." Copies of our corporate governance materials are also available free of charge to shareholders who request them. Requests must be in writing and sent to: Corporate Secretary, Xcel Energy Inc., 414 Nicollet Mall, 5th floor, Minneapolis, Minnesota 55401-1993. We intend to disclose any future amendments to, or waivers from, any provision of our Code of Conduct involving our directors, our Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer or other persons performing similar functions on our web site within four business days following the date of any such amendment or waiver.

Board Leadership Structure

        The Xcel Energy Board of Directors is committed to effective and independent oversight of management and effective corporate governance. Our Board leadership structure, which is set forth in our Guidelines on Corporate Governance, promotes effective governance through the designated lead director and Board and committee composition and structure.

        First, the Board leadership structure, which includes a designated lead director and a combined position of Chairman and Chief Executive Officer, promotes effective governance. The combined position promotes strategy development, execution, and the provision of information, which are essential to effective governance. One of the key responsibilities of the Board is to develop strategic direction and hold management accountable for the execution of that strategy. Management and independent directors have different perspectives and roles in strategy development and execution. Management brings experience and expertise of the Company and the industry. An executive Chair who is familiar with the Company and industry is in the best position to define and develop strategy and work with the lead director to educate the Board and lead the development of strategy. An example of this is our environmental leadership strategy. The Company also believes that an executive Chair can more effectively provide information to the Board on the Company's opportunities, challenges and performance. Independent directors, represented by the lead independent director, bring experience and expertise from outside the Company and industry to strategy development.

        The lead independent director is elected by and from the independent Board members for a one-year term. On May 20, 2009, the independent members of our Board of Directors elected Fredric W. Corrigan to serve as the lead director for a one-year term. The responsibilities of the lead independent director are outlined in our Guidelines on Corporate Governance and include the following:

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  Preside at all meetings of the Board at which the Chair is not present, including executive sessions of the non-management and independent directors;

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  Serve as a liaison between the Chair and the independent directors, maintain regular communications with the independent directors and focus director communication on critical issues;

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  Approve the agenda for the Board and, with the Chair, approve all materials provided to the directors;

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  Approve meeting schedules to ensure sufficient time is provided for discussion of agenda items;

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  Call meetings of the independent directors, as necessary;

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  Consult and communicate with major shareholders, if requested;

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  Manage evaluation of Board performance;

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  Chair executive sessions of the Board; and

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  Develop and maintain a process for Chief Executive Officer succession planning with the Governance, Compensation and Nominating Committee.

        The lead director and executive Chair both have responsibilities in providing information and contributing to effective governance by the Board. The Board believes that the balance of the two positions ensures the Board receives the information, experience and direction it needs to effectively govern.

        Second, our Board and committee composition ensures independence. The Board currently has eleven independent, non-employee directors among its thirteen members. All committees are composed of independent, non-employee directors. The independent directors meet on a regular basis in executive sessions without the Chief Executive Officer or any other management present. The lead director presides at these executive sessions.

Board Oversight of Risk

        The goal of the Company's risk management process is to understand and manage material risk; management is responsible for identifying and managing the risks, while directors oversee and hold management accountable. Our risk management process has three parts: identification and analysis; management and mitigation; and communication and disclosure. Company management identifies and analyzes risks to determine materiality and other attributes like timing, probability and controllability. Management broadly considers our business, the utility industry, the domestic and global economy, and the environment to identify risks. Identification and analysis occurs formally through a key risk assessment process conducted by senior management, the securities disclosure process, the hazard risk management process, and internal auditing and compliance with financial and operational controls. Management also identifies and analyzes risk through its business planning process and development of goals and key performance indicators, which include risk identification to determine barriers to implementing the Company's strategy. At the same time, the business planning process identifies areas where a business area may take inappropriate risk to meet goals.

        The goal of the risk management process is to mitigate the risks inherent in the implementation of the Company's strategy. The process for risk management and mitigation includes our Code of Conduct and other compliance policies, formal structures and groups, and overall business management. At a threshold level, the Company has developed a robust compliance program and promotes a culture of compliance, which mitigates risk. In addition to the Code of Conduct, the Company has compliance policies, training and reporting options. Building on the culture of compliance, the Company manages and mitigates risks through formal structures and groups, including Management Councils, Risk Committees, and the services of corporate areas such as internal audit, the corporate controller and legal services. While the Company has developed a number of formal structures for risk management, many material risks affect the business as a whole and are managed across business areas. The Company confronts legislative and regulatory policy and compliance risks, including risks related to climate change and emission of carbon dioxide and risks for recovery of capital and operating costs; resource planning and other long-term planning risks, including resource acquisition risks; financial risks, including credit, interest rate and capital market risks; and macroeconomic risks, including risks related to economic conditions and changes in demand for the Company's products and services. Cross-cutting risks such as these are discussed and managed across business areas and coordinated by the Company's senior management.

        Management provides information to the Board in presentations and communications over the course of the Board calendar. Senior management presents an assessment of key risks to the Board annually. The presentation of the key risks and the discussion provides the Board with information on the risks management believes material, including the earnings impact, timing, likelihood and controllability. Based on this presentation, the Board reviews risks at an enterprise level and confirms risk management and mitigation are included in the Company's strategy. The Guidelines on Corporate Governance and committee charters define the scope of review and inquiry for the Board and Committees. The standing Committees also oversee risk management as part of their charters. Each committee has responsibility for overseeing aspects of risk and the Company's management and mitigation of the risk. The Board has overall responsibility for risk oversight. As described above, the Board reviews the key risk assessment process presented by senior management. This key risk assessment analyzes the most likely areas of future risk to the Company. The Board also reviews the performance and annual goals of each business area. This review, when combined with the oversight of specific risks by the committees, allows the Board to confirm risk is considered in the development of goals and that risk has been adequately considered and mitigated in the execution of corporate strategy.

Director Independence

        For purposes of determining independence, we have adopted the following categorical standards for director independence in compliance with the listing standards of the New York Stock Exchange:

  •
  No director qualifies as "independent" unless the Board affirmatively determines, taking into account all of the relevant facts and circumstances, that the director has no material relationship with us or any of our subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with us or any of our subsidiaries);

  •
  A director who is an employee, or whose immediate family member is an executive officer, of us or any of our subsidiaries is not independent until four years after the end of such employment relationship;

  •
  A director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation from us or any of our subsidiaries, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until four years after he or she ceases to receive more than $120,000 per year in such compensation;

  •
  A director (a) who is a current partner or employee of the firm that is the Company's external auditor, or (b) whose immediate family member is a current partner of such firm, or (c) whose immediate family member is a current employee of such firm and personally worked on the Company's audit, or (d) who was, or whose immediate family member was, within the last four years a partner or employee of such a firm and personally worked on the Company's audit within that time, is not independent;

  •
  A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of our present executives or any of our subsidiaries' present executives serve on that company's compensation committee is not "independent" until four years after the end of such service or the employment relationship;

  •
  A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, us or any of our subsidiaries for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or 2% of such other company's consolidated gross revenues is not "independent" until four years after falling below such threshold; and

  •
  A director who is an employee or representative of a significant supplier of any Xcel Energy business unit or legal entity will not be "independent" unless we entered into the relationship with the supplier as a result of competitive purchasing practices.

        For purposes of determining whether a director is independent, the Board has determined that the receipt of regulated electric and gas service from the Company by a director, the director's immediate family member, or any entity of which the director is an affiliate does not constitute a material relationship. One of our directors, Mr. Richard K. Davis, is the Chairman, President and Chief Executive Officer of U.S. Bancorp. U.S. Bancorp serves as trustee for two of our operating subsidiaries first mortgage indentures, is a member of the banking group syndicate, but not the lead bank, for our and our subsidiaries' revolving credit facilities, and one of its subsidiaries served as a co-manager, but not the lead bank, on an offering of public debt securities by one of our subsidiaries. In the future, U.S. Bancorp may perform similar services for the Company. For these services, the Company paid U.S. Bancorp and its affiliates approximately $245,000 in 2009. For purposes of determining whether Mr. Davis is independent, the Board has determined that, due to the nature and relative size of such banking work compared to the revenues of both the Company and U.S. Bancorp, such banking work did not constitute a material relationship.

        In light of the foregoing, the Board determined that the following directors, who constitute all of the non-management directors of our Board, meet the independence standards set forth above: Mr. C. Coney Burgess, Mr. Fredric W. Corrigan, Mr. Richard K. Davis, Mr. Albert F. Moreno, Mr. Christopher J. Policinski, Dr. Margaret R. Preska, Ms. A. Patricia Sampson, Mr. Richard H. Truly, Mr. David A. Westerlund, Ms. Kim Williams and Mr. Timothy V. Wolf. Mr. Richard C. Kelly and Mr. Benjamin G.S. Fowke III do not meet the independence standards because they currently serve as our Chairman and Chief Executive Officer and President and Chief Operating Officer, respectively.

Director Attendance

        During 2009, the Board met seven (7) times and the independent directors met in executive session on seven (7) occasions. All of our directors, except for Mr. Policinski, attended at least 75% of the meetings of the Board and committees on which such director served during 2009. Mr. Policinski, who became a director December 1, 2009, had a schedule conflict with the Land O'Lakes prescheduled December board meetings. Mr. Policinski did attend our Nuclear, Environmental and Safety Committee meeting, which occurred the day prior to the Land O'Lakes conflict, but given the short period of his tenure on the Board, he was unable to attain 75% attendance.

        We do not have a formal policy, but encourage, each of our Board members to attend each Annual Meeting. All members of our Board attended the 2009 annual meeting of shareholders.

Communications with the Board of Directors

        Shareholders or other interested parties who wish to communicate with members of the Board, including the independent directors individually or as a group, may send correspondence to them in care of the Corporate Secretary at the Company's principal offices, 414 Nicollet Mall, 5th floor, Minneapolis, Minnesota 55401-1993. Alternatively, the directors may be contacted via e-mail at boardofdirectors@xcelenergy.com. We currently do not intend to have the Corporate Secretary screen this correspondence, but we may change this policy if directed by the Board due to the nature and volume of the correspondence.

Board Diversity

        The Governance, Compensation and Nominating Committee of the Board considers a number of factors when identifying nominees for director. On an annual basis, the Committee assesses the skills and characteristics required of directors in the context of the current make-up of the Board.

        While the Committee does not have a formal diversity policy, diversity is one of the factors included in the Board membership criteria. The Board's Guidelines on Corporate Governance state:

  The Governance, Compensation and Nominating Committee is responsible for reviewing with the Board, on an annual basis, the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board. This assessment of the perceived needs of the Board should consider factors such as demonstrated leadership, judgment, skill, diversity, integrity, experience with business and other organizations of comparable size, interplay of experience with experience of other Board members and the extent to which a member would be a desirable addition to the Board and any committee of the Board.

        In practice, the Committee considers a broad range of diversity factors, including gender, ethnicity, race, national origin, geographic representation, education and personality. During its director search process and review of nominees, the Committee strives for a balance of skills and characteristics of Board members to appropriately represent the diversity of its shareholders, employees and customers.

Nomination of Directors

        In considering individuals for nomination as directors, the Governance, Compensation and Nominating Committee typically solicits recommendations from its current directors and is authorized to engage third party advisors, including search firms, to assist in the identification and evaluation of candidates. In evaluating potential candidates, the Committee may consider such factors as it deems appropriate. As noted above, these factors include demonstrated leadership, judgment, skill, diversity, integrity, experience with businesses and other organizations of comparable size, the interplay of the candidate's experience with the experience of other Board members and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. While the Committee has not established any specific minimum qualifications for director nominees, the Committee believes that demonstrated leadership, as well as significant years of service in an area of endeavor such as business, law, public service, related industry or academia, is a desirable qualification for service as a director of the Company.

        Of the eight non-employee directors recommended for election at the 2010 Annual Meeting, all were elected as directors at our 2009 Annual Meeting, except for Christopher J. Policinski and Kim Williams, who were appointed to the Board after our external director recruitment firm identified them as candidates. The director recruitment firm identified, evaluated and performed background searches of the nominees and coordinated interviews. The Governance, Compensation and Nominating Committee reviewed their qualifications and recommended their election to the Board.

        Any shareholder may make recommendations to the Governance, Compensation and Nominating Committee for membership on the Board by sending a written statement of the qualifications of the recommended individual to the Corporate Secretary at 414 Nicollet Mall, 5th Floor, Minneapolis, Minnesota 55401-1993. Such recommendations should be received by October 1, 2010 in order to be considered for next year's Annual Meeting. The Committee will evaluate candidates recommended by shareholders on the same basis as it evaluates other candidates.

 BOARD STRUCTURE AND COMPENSATION

Standing Committees

        The Board had the following four standing committees during 2009:

  •
  Audit

  •
  Finance

  •
  Governance, Compensation and Nominating

  •
  Nuclear, Environmental and Safety

        The current members of the Committees are as follows:

Committee Structure

Name(1)	Audit Committee	Finance Committee	Governance, Compensation and Nominating Committee	Nuclear, Environmental and Safety Committee
C. Coney Burgess(2)		X	*
Fredric W. Corrigan			X	X
Richard K. Davis		*		X
Albert F. Moreno	*			X
Christopher J. Policinski			X	X
Margaret R. Preska(2)	X	X
A. Patricia Sampson	X			X
Richard H. Truly(2)			X	*
David A. Westerlund	X		X
Kim Williams	X	X
Timothy V. Wolf	X	X

*
Committee Chair.

(1)
The Board has determined that each of the directors named in this table is independent, as defined in the listing standards of the New York Stock Exchange.

(2)
Mr. Burgess, Dr. Preska and Mr. Truly will be retiring from the Board and will not seek re-election after their terms expire at the time of the 2010 Annual Meeting of Shareholders.

        The Governance, Compensation and Nominating Committee recommends to the Board the directors to chair these committees. The roles and responsibilities of these committees are defined in the committee charters adopted by the Board and provide for oversight of executive management. The duties and responsibilities of all the Board committees are reviewed regularly and are outlined below.

Audit Committee

        All members of the Audit Committee are independent, as defined in the listing standards of the New York Stock Exchange and SEC rules, and are financially literate in accordance with the listing standards of the New York Stock Exchange. The Board has determined that Timothy V. Wolf and Kim Williams meet the Securities and Exchange Commission's definition of an audit committee financial expert.

        Number of meetings in 2009: Seven (7)

        The functions of the Audit Committee include:

  •
  Oversight of our financial reporting process, including the integrity of our financial statements, compliance with legal and regulatory requirements, and the independence and performance of internal and external auditors;

  •
  Review of the annual audited financial statements and quarterly financial information with management and the independent auditors;

  •
  Appointment of independent auditors;

  •
  Review with management the Company's major financial risk exposures and the steps management has taken to monitor and control the exposures, including the Company's risk assessment and risk management guidelines and policies;

  •
  Review with the independent auditors of the scope and the planning of the annual audit;

  •
  Review of findings and recommendations of the independent auditors and management's response to the recommendations of the independent auditors; and

  •
  Preparation of the Report of the Audit Committee included in this proxy statement.

Finance Committee

        Number of meetings in 2009: Four (4)

        The functions of the Finance Committee include:

  •
  Oversight of corporate capital structure and budgets;

  •
  Oversight of financial plans and dividend policies;

  •
  Recommendations as to dividends;

  •
  Oversight of insurance coverage and banking relationships;

  •
  Oversight of investor relations; and

  •
  Oversight of financial and operational risk management.

Governance, Compensation and Nominating Committee

        Number of meetings in 2009: Five (5)

        The functions of the Governance, Compensation and Nominating Committee include, among others:

  •
  Determination of Board organization, selection of director nominees and setting of director compensation;

  •
  Evaluation of performance of the Chief Executive Officer and other senior officers;

  •
  Approval of executive officer compensation, including incentives and other benefits;

  •
  Establishment of corporate governance principles and procedures;

  •
  Review of corporate structure and policies with respect to human resource policies, corporate ethics, and long range planning and strategy;

  •
  Oversight of compensation and governance related risks;

  •
  Review proxy disclosures regarding directors' and executive officers' compensation and benefits, including but not limited to the Compensation Discussion and Analysis; and

  •
  Preparation of the Report of the Compensation Committee included in this proxy statement.

  Process Related to Executive Officer and Director Compensation

        Under the terms of its charter, the Governance, Compensation and Nominating Committee of the Board of Directors has broad authority to develop and implement compensation policies and programs for executive officers and Board members. In particular the role or functions of the Governance, Compensation and Nominating Committee is to:

  •
  Review and approve corporate goals and objectives relevant to the compensation of the Chief Executive Officer;

  •
  Evaluate the performance of the Chief Executive Officer in light of those corporate goals and objectives and set the compensation level for the Chief Executive Officer based on such evaluation and any other factors it deems appropriate;

  •
  Review and recommend to the Board the approval, adoption and amendment of all cash and equity-based incentive compensation plans in which any executive officer participates and all other equity-based plans;

  •
  Administer the equity-based incentive compensation plans and any other plans adopted by the Board that contemplate administration by the Governance, Compensation and Nominating Committee;

  •
  Review performance and approve salaries and other forms of compensation, including perquisites and awards under the incentive compensation plans and equity-based plans, for executive and senior officers and report the results of such performance and compensation evaluations to the Board;

  •
  For executive and senior officers, approve short-term and long-term incentive awards and review corporate annual and long-term performance against goals;

  •
  Review severance and employment arrangements for senior officers; and

  •
  Review and recommend Board compensation plans.

        The Governance, Compensation and Nominating Committee may in its discretion delegate all or a portion of its duties and responsibilities to a subcommittee.

        The Governance, Compensation and Nominating Committee retained Towers Perrin as its independent, external compensation consultant for the last several years. At the beginning of 2010, Towers Perrin merged with Watson Wyatt, but all services provided in 2009 were by Towers Perrin. Towers Perrin is a nationally recognized consulting firm in the areas of executive compensation and benefits and has extensive experience and expertise in evaluating director and executive compensation for the utility industry. At the Governance, Compensation and Nominating Committee's direction, Towers Perrin provides an annual evaluation and analysis of trends in executive and director compensation. Towers Perrin also evaluates related compensation issues from time to time at the direct request of the Governance, Compensation and Nominating Committee. In 2009, Towers Perrin was paid approximately

$144,000 for their services, of which approximately $108,000 was related to executive and director compensation consulting services while the remainder was associated with other executive compensation and salary survey projects. The Governance, Compensation and Nominating Committee receives additional support from the Vice President and Chief Administrative Officer, the Vice President and Corporate Secretary and the Vice President and General Counsel.

        In its oversight of the Company's executive compensation program, the Governance, Compensation and Nominating Committee worked with Towers Perrin, the CEO and the Chief Administrative Officer. The CEO and executive officers provide recommendations to the Governance, Compensation and Nominating Committee with respect to the corporate performance objectives and goals other than goals relating to environmental leadership and safety strategies, on which awards of both annual and long-term incentive compensation are based and with respect to issues related to attracting, retaining or motivating executive officers. The CEO and executive officers also provide the Governance, Compensation and Nominating Committee with information regarding financial performance, budgets and forecasts as it pertains to executive compensation. The CEO and executive officers provide recommendations to the Nuclear, Environmental and Safety ("NES") Committee with respect to safety and environmental leadership goals, which the NES Committee reviews and recommends to the Governance, Compensation and Nominating Committee. The Governance, Compensation and Nominating Committee considers this information with the advice of Towers Perrin and takes into account several factors, including but not limited to: the desire to align management interests with those of shareholders, customers and employees; the desire to link management pay to annual and long-term Company performance; and the need to attract and retain talent from both within and outside of the utility industry, all of which ultimately determines the executive compensation policies and programs.

        The Governance, Compensation and Nominating Committee reviews tally sheets for each executive officer, which identify the components of each executive officer's compensation. These tally sheets are prepared by the Company with certain post-employment valuations provided by outside consultants. These sheets present the value of each component of the executive officer's compensation including total cash compensation, deferred compensation, perquisite allowances, existing but unvested equity awards, any retirement or other post employment benefits, and other potential compensation under applicable severance plans. The purpose of the tally sheets is to aggregate and present in one document the entire compensation of the executive officers whether actually earned and received or in potential future amounts. The Governance, Compensation and Nominating Committee uses these tally sheets to determine if total executive compensation is competitive and accomplishes the goals of the Company's executive officer compensation program. Tally sheets are not used to determine any particular amount of compensation. The Governance, Compensation and Nominating Committee also uses these tally sheets to make comparisons of executive officers for internal equity.

Nuclear, Environmental and Safety Committee

        Number of meetings in 2009: Four (4)

        The functions of the Nuclear, Environmental and Safety Committee include, among others:

  •
  Oversight of nuclear strategy and operations, including the review of the results of reports and major inspections and evaluations;

  •
  Review of environmental strategy, compliance, performance issues and initiatives;

  •
  Review of material risks relating to our nuclear operations and our environmental and safety performance, including risks to the Company's reputation;

  •
  Review of safety performance, strategy and initiatives.

Directors' Compensation

        Only non-employee directors are compensated for their Board service. For 2009, the director pay components were as follows:

  Annual Retainers:

  •
  $80,000 retainer for all non-employee directors

  •
  $15,000 for the lead independent director

  •
  $5,000 if serving as a chair of a Board committee, with the exception of the Audit Committee chair, who receives $10,000

  •
  $5,000 for members of the Audit Committee, other than the chair

        Directors receive 25% of the applicable annual retainer each quarter (pro-rated for partial service during the quarter). As discussed under "Director Deferred Compensation Plans," directors may elect to defer all or a portion of their cash retainer into stock equivalent units.

  Annual Equity Grant:

  •
  $80,000 of Xcel Energy common stock equivalent units are granted on the first business day following the annual shareholders meeting (prorated for directors who serve part of the one-year term), which are payable upon the director's disability or termination of service.

        In September 2009, the Board of Directors determined to increase that annual equity grant amount to $120,000 commencing with the grant to be made following the 2010 Annual Meeting.

        Xcel Energy does not pay meeting fees for a director's participation in board or committee meetings. The amount of compensation each current and former director received in 2009, including deferred amounts, is shown in the table below.

 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
C. Coney Burgess	—	182,000	182,000
Fredric W. Corrigan	95,000	80,000	175,000
Richard K. Davis	83,077	80,000	163,077
Roger R. Hemminghaus(3)	—	39,231	39,231
A. Barry Hirschfeld(4)	—	15,867	15,867
Douglas W. Leatherdale(3)	—	41,538	41,538
Albert F. Moreno	90,000	80,000	170,000
Christopher J. Policinski(5)	—	38,856	38,856
Margaret R. Preska	—	182,000	182,000
A. Patricia Sampson	72,277	92,960	165,237
Richard H. Truly	21,056	155,800	176,856
David A. Westerlund	—	182,000	182,000
Kim Williams(5)	—	39,362	39,362
Timothy V. Wolf	85,000	80,000	165,000

(1)
Represents cash payments of annual retainer and additional retainers for service as lead independent director, committee chairs or Audit Committee members, including amounts deferred under our Non-Employee Directors Deferred Compensation Plan.

(2)
Amounts in this column represent the aggregate grant date fair value of the deferred stock units granted to directors in fiscal 2009 as computed in accordance with FASB ASC Topic 718 Compensation — Stock Compensation. For a discussion of the assumptions and methodologies used to calculate the amounts reported, see note 10, Share-Based Compensation, to Xcel Energy's Consolidated Financial Statements, included as part of Xcel Energy's 2009 Annual Report on Form 10-K. Directors receive stock equivalent units for their annual equity grant and if they elect to defer their cash retainers into stock equivalent units. Stock equivalent units are only payable as a distribution of whole shares of the Company's common stock upon a director's death, disability or termination of service. The stock equivalent units fluctuate in value as the value of our common stock fluctuates. As of December 31, 2009, the number of stock equivalent units owned by our current directors were as follows: Mr. Burgess: 80,412 units; Mr. Corrigan: 16,701 units; Mr. Davis: 16,701 units; Mr. Moreno: 85,125 units; Mr. Policinski: 1,963 units; Dr. Preska: 79,808 units; Ms. Sampson: 68,320 units; Mr. Truly: 25,822 units; Mr. Westerlund: 28,702 units; Ms. Williams: 1,987 units; and Mr. Wolf: 13,496 units.

(3)
Messrs. Hemminghaus and Leatherdale retired from the Board of Directors on May 20, 2009.

(4)
Mr. Hirschfeld resigned from the Board of Directors on February 25, 2009.

(5)
Mr. Policinski and Ms. Williams were elected to the Board of Directors effective December 1, 2009. Amounts reported reflect the prorated cash retainer for the quarter and the prorated stock equivalent award each received in December 2009.

  Stock Equivalent Plan

        We have a Stock Equivalent Plan for Non-Employee Directors (the "SEP") to more closely align directors' interests with those of our shareholders. Under the SEP, directors receive an annual award of stock equivalent units on the first business day following the annual shareholders meeting for the following year of service, with each unit having a value equal to one share of our common stock. Stock equivalent units cannot be voted by a director and are only payable as a distribution of whole shares of the Company's common stock upon a director's death, disability or termination of service. The stock equivalent units fluctuate in value as the value of our common stock fluctuates. Additional stock equivalent units are accumulated upon the payment of, and at the same value as, dividends declared on our common stock. The SEP is intended to comply with Section 409A of the Internal Revenue Code. As such, directors can elect to receive payouts from the SEP either in January of the year following their separation from service or within 90 days of such event.

        On May 21, 2009, each outside director of the Company received an award of 4,716.98 stock equivalent units under this plan representing approximately $80,000 in cash value; these amounts are reflected in the "Stock Awards" column in the "Director Compensation Table" above. Additional stock equivalent units were accumulated during 2009 as dividends were paid on our common stock. The number of stock equivalent units for each outside director that have accumulated during their tenure of board service is listed in the Beneficial Ownership Table on page 50.

  Directors Deferred Compensation Plans

        Directors are able to defer director fees until after retirement from the Board or separation from service as a director under two different plans. Under our SEP, directors who elect to defer compensation into stock equivalent units receive a premium of 20% of the compensation that was deferred. The terms of the SEP are discussed above. Directors may also elect to defer receipt of their cash retainer under our Non-Employee Directors Deferred Compensation Plan. Under this plan, deferred amounts earn a return of the average of the rate at which 30-day U.S. Treasury Bills are sold in the first auction of each month during a calendar quarter plus 100 basis points. The Directors Deferred Compensation Plan is intended to comply with the requirements of Section 409A of the Internal Revenue Code, and directors can elect to receive payments under the plan in either a lump sum in the January immediately following their termination of service or in ten annual installments commencing no later than the January of the year following their termination of service.

  Frozen Predecessor Director Retirement Plan

        Our current director, Mr. Burgess is entitled to a benefit upon retirement from the Board resulting from his service as a director for a predecessor company under a policy that was frozen on August 22, 2000, at the time of the formation of Xcel Energy. Based on the terms of this tenure policy, Mr. Burgess is eligible to receive a monthly benefit ($406.25) for the lesser of ten years or life upon his retirement from the Board. In addition, under this tenure policy, Mr. Hirschfeld became entitled to receive a monthly benefit of $1,844.20 for the lesser of ten years or life upon his retirement from the Board and Mr. Hemminghaus became entitled to receive a monthly benefit of $353.75 for the lesser of ten years or life upon his retirement from the Board. The retirement benefits provided these directors are grandfathered benefits that were frozen in 2000, and the Company does not currently offer retirement benefits to its directors.

  Director Stock Ownership Guidelines

        Outside directors are subject to stock ownership guidelines, which establish a target level ownership of Xcel Energy common stock or common stock equivalents of seven times their annual retainer. Directors are expected to meet this guideline within five years of becoming a director. All directors whose stock ownership target date was on or before December 31, 2009 have met the guideline.

 PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Number of Nominees, Classification and Voting

        The Board of Directors has set the size of the Board at thirteen directors until the 2010 Annual Meeting of Shareholders, at which time it will be reduced to ten following the retirement from the Board of Mr. Burgess, Dr. Preska and Mr. Truly. Each director serves a one-year term, with all directors subject to annual election.

        The following ten individuals are the nominees to be elected to serve until the 2011 Annual Meeting and until their successors are elected: Fredric W. Corrigan, Richard K. Davis, Benjamin G.S. Fowke III, Richard C. Kelly, Albert F. Moreno, Christopher J. Policinski, A. Patricia Sampson, David A Westerlund, Kim Williams and Timothy V. Wolf. Each of the nominees is a current director. C. Coney Burgess, Dr. Margaret R. Preska and Richard H. Truly are retiring from the Board at the time of the 2010 Annual Meeting and are not seeking re-election.

        The persons named as proxies intend to vote the proxies for the election of the foregoing nominees to the Board. If any of the nominees should be unavailable to serve as a director by an event that is not anticipated, the persons named as proxies reserve full discretion to vote for any other persons who may be recommended by the Governance, Compensation and Nominating Committee and nominated by the Board.

        The election of each director shall be decided by majority vote unless cumulative voting is in effect. This means that, to be elected, a nominee must receive more votes "FOR" his or her election than the votes cast "AGAINST" his or her election. If cumulative voting is in effect, you would be entitled to a number of votes equal to the number of votes entitled to be cast with respect to the shares held by you multiplied by the number of directors to be elected. If cumulative voting is in effect, you may cast all your votes "FOR" one nominee or distribute your votes "FOR" any number of nominees. With respect to the election of the nominated directors, the persons named as proxies reserve the right to cumulate votes represented by proxies which they receive and to distribute such votes among one or more of the nominees at their discretion.

Information as to Nominees

        The nominees, their ages, principal occupations or positions, qualifications that the Board believes each has to serve as a director of the Company, experience and the years first elected as a director of the Company, if applicable, are shown on the following pages.

        In considering relevant business experience for director candidates, the Company considers experience, demonstrated leadership, judgment, skill, diversity, integrity, experience with businesses and other organizations of comparable size, the interplay of the candidate's experience with the experience of other Board members and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

        None of the nominees are related to each other or to any other nominee or to any executive officer of the Company or its subsidiaries by blood, marriage or adoption.

        Except for Mr. Kelly and Mr. Fowke, no nominee has been an employee of the Company within the past five years.

        The Board of Directors recommends a vote "FOR" the election to the Board of each of the following nominees. Proxies solicited by the Board of Directors will be voted "FOR" each of the nominees, unless a contrary vote is specified.

Fredric W. Corrigan Age: Director Since: Principal Occupation/ Experience:

67

2006

Retired CEO and President of The Mosaic Company, a global crop nutrition company; CEO and President of The Mosaic Company (October 2004 to January 2007); previously Executive Vice President of Cargill, Incorporated (1999 to 2004).
Other Directorships:	Clearwater Paper Corporation (2009 to Present); Edenspace Systems Corporation (2008 to Present); Northern Star Council Boy Scouts of America (2009 to Present); The Mosaic Company (2004 to 2007).

Mr. Corrigan is the retired CEO and President of the Mosaic Company ("Mosaic"). Mr. Corrigan was CEO and President of the Mosaic from October 2004 to January 2007. Mosaic is the world's leading producer and marketer of concentrated phosphate and potash, two of the primary nutrients required to grow food crops. Mosaic is headquartered in Plymouth, Minnesota and employs approximately 7,400 people in ten countries. Previously Mr. Corrigan was Executive Vice President of Cargill, Incorporated. Mr. Corrigan is a director at Clearwater Paper Corporation, a manufacturer of paperboard, consumer tissue and wood products, and Edenspace Systems Corporation, a plant biotechnology company that develops innovative renewable fuel crops. Mr. Corrigan is also a director of the Northern Star Council of the Boy Scouts of America. Mr. Corrigan is the lead independent director on the Board and has served as a director of the Company since 2006.

Mr. Corrigan was selected to serve as a director and should continue to serve as a director based on his demonstrated leadership in business. Mr. Corrigan's experience as CEO and President of a multinational corporation demonstrates judgment, business acumen, integrity and experience in a business of comparable size. His service as a director of another public company, Clearwater Paper Corporation, and an emerging technology company, Edenspace Systems Corporation, provide additional relevant business experience. Specifically, Mr. Corrigan has experience with strategic, commercial, environmental and safety issues similar to those faced by the Company. This experience provides value to the Company's shareholders. During his tenure as the lead independent director, the Board has performed well. He has developed familiarity with the Company and the utility industry, and expertise in evaluating and guiding the Company in the execution of its corporate strategy.

Richard K. Davis Age: Director Since: Principal Occupation/ Experience:

52

2006

Chairman, President and CEO of U.S. Bancorp, a multi-state financial holding company (December 2006 to present); President and Chief Operating Officer of U.S. Bancorp (October 2004 to December 2006); Vice Chairman of U.S. Bancorp (February 2001 to October 2004).
Other Directorships:
U.S. Bancorp (2007 to Present); American Bankers Association (2004 to 2008); Minnesota Orchestra (2003 to Present); Guthrie Theatre (2006 to 2009); Minneapolis YMCA (2008 to Present); University of San Diego (Trustee) (2007 to Present); Financial Services Roundtable (2001 to Present); Minneapolis Institute of Arts (2007 to Present); International Monetary Conference (2007 to Present); Minnesota Business Partnership (2007 to Present); Metropolitan Economic Development Association (2007 to 2008); The Clearing House (2007 to Present).

Mr. Davis is the Chairman, President and CEO of U.S. Bancorp, a multi-state financial holding company. Mr. Davis has been Chairman, President and CEO of U.S. Bancorp since December 2006. U.S. Bancorp is the parent company of U.S. Bank, the sixth largest commercial bank in the United States, which provides banking, brokerage, insurance, investment, mortgage, trust and payment services products to consumers, businesses and institutions. U.S. Bank is headquartered in Minneapolis, Minnesota and operates in twenty-five states. Mr. Davis serves as the director of a number of non-profit and educational institutions, including the Minnesota Orchestra; Guthrie Theatre; Minneapolis YMCA; University of San Diego (Trustee); Financial Services Roundtable; Minneapolis Institute of Arts; International Monetary Conference; Minnesota Business Partnership; and Federal Reserve Advisory Council. Mr. Davis has served as a director of the Company since 2006.

Mr. Davis was selected to serve as a director and should continue to serve as a director based on his demonstrated leadership in business. Mr. Davis' experience as Chairman, President and CEO of a prominent financial institution demonstrates judgment, business acumen, integrity and experience in a business of comparable size. His service as a director of non-profit and educational institutions provides additional relevant experience in many of the communities the Company serves. Mr. Davis has experience with strategic, commercial and financial issues similar to those faced by the Company. In particular, he has extensive experience and knowledge of financial markets, which is important given the Company's need to access these markets to support its corporate strategy. This experience provides value to the Company's shareholders. During his tenure as a director and chairman of the Finance Committee, the Board has performed well. He has developed familiarity with the other Company and the utility industry, and expertise in evaluating and guiding the Company in the execution of its corporate strategy.

Benjamin G.S. Fowke III Age: Director Since: Principal Occupation/ Experience:

51

December 1, 2009

President and Chief Operating Officer, Xcel Energy Inc., August 2009 to Present. Previously Executive Vice President, Xcel Energy Inc., December 2008 to August 2009; Chief Financial Officer, Xcel Energy Inc., October 2003 to August 2009; Vice President, Xcel Energy Inc., November 2002 to December 2008; Treasurer, Xcel Energy Inc., October 2003 to May 2004 and Vice President and Chief Financial Officer, Energy Markets Business Unit, Xcel Energy Inc., August 2000 to November 2002.
Other Directorships:	American Gas Association (2008 to Present); the Minnesota Orchestra (2009 to Present); University of Colorado Denver Business School (2010 to Present).

Mr. Fowke is the President and Chief Operating Officer of Xcel Energy Inc. Mr. Fowke is responsible for certain corporate operations as well as Xcel Energy Inc.'s four operating companies that do business in eight states. Before assuming his current responsibilities, Mr. Fowke held a variety of executive positions at the company, including Vice President and Chief Financial Officer of Xcel Energy Inc. and Vice President and Chief Financial Officer of Energy Markets, where he was responsible for the financial operations of the Company's commodities trading and marketing business unit. Prior to the 2000 merger of Northern States Power Co. and New Century Energies to form Xcel Energy Inc., he was a Vice President in the NCE Retail business unit. Mr. Fowke served ten years with FPL Group, Inc., where he held various management positions. He also has held positions outside the energy industry with DWG Corp. and KPMG. He is a director of the American Gas Association, the Minnesota Orchestra and the University of Colorado Denver Business School. Mr. Fowke has served as director of the Company since 2009.

Mr. Fowke was selected to serve as a director and should continue to serve as a director based on his demonstrated leadership in business. Mr. Fowke's experience as Vice President and Chief Financial Officer demonstrates judgment, business acumen, integrity and experience. Mr. Fowke has experience with the strategic, commercial and financial issues faced by the Company. In particular, he has extensive experience and knowledge of financial markets, which is important given the Company's need to access these markets to support its corporate strategy. His current position of Chief Operating Officer provides experience with the operations of the Company and expands Mr. Fowke's already extensive knowledge and experience in the utility industry. His service as a director of non-profit institutions, particularly the American Gas Association, provides additional relevant experience in management and governance. Mr. Fowke's experience provides value to the Company's shareholders.

Richard C. Kelly Age: Director Since: Principal Occupation/ Experience:

63

2004

Chairman and CEO of Xcel Energy (August 2009 to present); Chairman, President and CEO of Xcel Energy (December 2005 to August 2009); Chairman, Public Service Company of Colorado ("PSCo"), Southwestern Public Service ("SPS"), Northern States Power Company Wisconsin ("NSPW") and Northern States Power Company Minnesota ("NSPM") (March 2005 to present). Previously President and CEO of Xcel Energy (July 2005 to December 2005); President and Chief Operating Officer of Xcel Energy (October 2003 to June 2005); Vice President and Chief Financial Officer of Xcel Energy (August 2002 to October 2003); President, Enterprises of Xcel Energy (August 2000 to August 2002); Executive Vice President and Chief Financial Officer of NCE (1997 to August 2000); and Senior Vice President of PSCo (1990 to 1997). Executive officer and director of many of our subsidiaries, including NSPM, NSPW, SPS and PSCo.
Other Directorships:
Canadian Pacific Railway (2008 to Present); Science Museum of Minnesota (2004 to Present); Capital City Partnership (2006 to Present); Regis University (2006 to Present); Edison Electric Institute (2008 to Present); Electric Power Research Institute (2008 to Present); Nuclear Energy Institute (2005 to Present); Denver Metro Chamber of Commerce (2007 to Present). Member of National Renewable Energy Laboratory Advisory Council (2007 to Present); National Petroleum Council (2006 to Present); Colorado Concern (2004 to Present); Colorado Forum (2005 to Present); and Minnesota Business Partnership (2006 to Present).

Mr. Kelly is Chairman and CEO of Xcel Energy Inc. Previously Mr. Kelly served as president and chief executive officer from August 2002 to October 2003 and President, Enterprises from August 2000 to August 2002. Mr. Kelly also served as executive vice president and chief financial officer for NCE from 1997 to August 2000 and senior vice president of Public Service Company of Colorado from 1990 to 1997. Mr. Kelly is also a director and executive officer of Northern States Power Company, Minnesota, Northern States Power Company, Wisconsin, Southwestern Public Service Company and Public Service Company of Colorado, all subsidiaries of Xcel Energy Inc. Mr. Kelly is a director of the Canadian Pacific Railway. Mr. Kelly is the Chair-Elect of the Edison Electric Institute, a member of the Board of Trustees of the Science Museum of Minnesota and a board member of the Capital City Partnership and Regis University. Mr. Kelly is a member of the Minnesota Business Partnership; the National Petroleum Council; Nuclear Energy Institute; Colorado Concern and Colorado Forum; the National Advisory Council of the National Renewable Energy Laboratory (NREL); past president of the Arvada Optimist Club, and a past director of the Ronald McDonald House and the Denver Metro Chamber of Commerce. Mr. Kelly has served as a director of the Company since 2004.

Mr. Kelly was selected to serve as a director and should continue to serve as a director based on his demonstrated leadership in business. Mr. Kelly's experience as Chairman and CEO of Xcel Energy Inc. demonstrates judgment, business acumen, integrity and experience. His service as a director of the Canadian Pacific Railway provides additional experience in development of corporate strategy and corporate governance. His service as a director of non-profit and educational institutions provides additional relevant experience in many of the communities the Company serves. Mr. Kelly has extensive experience with the strategic, commercial and financial issues the Company faces and has over forty years experience in the utility industry. He has extensive experience and knowledge of operational and financial issues. This experience provides value to the Company's shareholders. During Mr. Kelly's service as Chairman, the Board has performed well. Through his tenure as a director and Chairman, he has developed familiarity with the Company and the utility industry, and expertise in evaluating and guiding the Company in the execution of its corporate strategy.

Albert F. Moreno Age: Director Since: Principal Occupation/ Experience:	66 2000 1999 to 2000 (NCE) Retired Senior Vice President and General Counsel of Levi Strauss & Co., a brand name apparel manufacturer (1996 to 2005).
Other Directorships:	Rosenberg Foundation (1997 to Present).

Mr. Moreno is the retired Vice President and General Counsel of Levi Strauss & Co., a brand-name apparel manufacturer. Mr. Moreno was Vice President and General Counsel of Levi Strauss & Company from 1996 to 2005. Levi Strauss & Company has sales in over 110 countries and employs approximately 10,000 employees world-wide. Mr. Moreno serves as a director of the Rosenberg Foundation, a philanthropic organization providing grants for the health, education, and recreation of California's children and communities. Formerly he was vice chairman and member of the board of trustees of the Levi Strauss Foundation, chairperson and member of the board of trustees of the Tomás Rivera Policy Institute, director of the National Association of Latino Elected and Appointed Officials (NALEO) Education Fund, member of the board of trustees of the Mexican Museum, chairperson of the National Hispanic Corporate Council and former member and vice president of the board of trustees of the University of California at Berkeley School of Law (Boalt Hall) Alumni Association. Mr. Moreno has been a director of the Company since 2000 and was a director of New Century Energies, Inc. from 1999 to 2000.

Mr. Moreno was selected to serve as a director and should continue to serve as a director based on his demonstrated leadership in business and law. Mr. Moreno's experience as Vice President and General Counsel of a multinational corporation demonstrates judgment, business acumen, integrity and experience in a business of comparable size. His service as a director of non-profit institutions provides additional relevant experience in management, governance and an understanding of the importance of diversity. Mr. Moreno has experience with strategic, commercial, legal, regulatory and compliance issues similar to those faced by the Company. In particular, he has extensive experience and knowledge of legal and regulatory issues, which is important given the legal and regulatory framework in which the Company operates. This experience provides value to the Company's shareholders. During his tenure as a director and chairman of the Audit Committee, the Board has performed well. He has developed familiarity with the Company and the utility industry, and expertise in evaluating and guiding the Company in the execution of its corporate strategy.

Christopher J. Policinski Age: Director Since: Principal Occupation/ Experience:

51

December 1, 2009

President and CEO of Land O'Lakes Inc. (2005 — present); previously Executive Vice President and COO dairy foods division (1999 — 2005); Vice President, strategy and business development (1997 — 1999).
Other Directorships:
Greater Twin Cities United Way (2005 to Present); U.S. Global Leadership Coalition (2008 to Present); Grocery Manufacturers Association (2005 to Present); National Council of Farmer Cooperatives (2005 to Present); National Milk Producers Federation (1999 to Present); University of Minnesota, Carlson School Board of Overseers (2009 to Present).

Mr. Policinski is President and CEO of Land O'Lakes, Inc. Mr. Policinski has been President and CEO of Land O'Lakes, Inc. since October 2005. Previously, he held senior leadership positions at Land O'Lakes, Inc. and The Pillsbury Company. Land O'Lakes, Inc., the third-largest cooperative in the United States, provides agricultural supplies and production and business services to member cooperatives and markets dairy-based food products for consumers, foodservice professionals and food manufacturers. Land O'Lakes employs approximately 9,000 people in more than fifty countries and is headquartered in Minneapolis, Minnesota. Mr. Policinski is a director of the Greater Twin Cities United Way and the Global Leadership Council. He was formerly a director of Twin Cities Public Television. In addition, Mr. Policinski is active as a board member on trade industry groups, including the Grocery Manufacturers Association, National Council of Farm Cooperatives and National Milk Producers Federation. He has been a director since 2009.

Mr. Policinski was selected to serve as a director and should continue to serve as a director based on his demonstrated leadership in business. Mr. Policinski's experience as President and CEO of a multinational corporation demonstrates judgment, business acumen, integrity and experience in a business of comparable size. Specifically, Mr. Policinski has experience with strategic, commercial, environmental and safety issues similar to those faced by the Company. His service as a director of non-profit institutions and trade industry groups provides additional relevant experience in management and governance. His service as a director of non-profit institutions also provides experience in the communities the Company serves. This experience provides value to the Company's shareholders.

A. Patricia Sampson Age: Director Since: Principal Occupation/ Experience: Other Directorships:

61

1985

CEO and President of The Sampson Group, Inc., a management development and strategic planning consulting business (1996 — present).

Word Alive Ministries (1999 — present); Associate Minister Fellowship Missionary Baptist Church (1997 to present).

Ms. Sampson is the CEO and Owner of the Sampson Group, a management development and strategic planning business. The Sampson Group is headquartered in Minneapolis, Minnesota. Ms. Sampson is a director with Word Alive Ministries and the Fellowship Missionary Baptist Church, where she is Associate Minister. She formerly served as the CEO of the Minneapolis chapter of the American Red Cross. Ms. Sampson has been a director of the Company since 1985.

Ms. Sampson was selected to serve as a director and should continue to serve as a director based on her demonstrated leadership in business and public service. Ms. Sampson's experience as CEO and President of a consulting firm demonstrates judgment, business acumen and integrity. In addition, these attributes are also the result of her experience as CEO of a regional chapter of the American Red Cross. Ms. Sampson's experience in public service and in the ministry provides perspective on issues of importance to the Company's shareholders, including ethics and business conduct; talent acquisition, retention and development; diversity; and social responsibility. This experience provides value to the Company's shareholders. During her tenure as a director, the Board has performed well. She has developed familiarity with the Company and the utility industry. Ms. Sampson has extensive knowledge and experience of the Company's operations and management. She also has expertise in evaluating and guiding the Company in the execution of its corporate strategy.

David A. Westerlund Age: Director Since: Principal Occupation/ Experience:

59

2007

Executive Vice President, Administration and Corporate Secretary of Ball Corporation, a supplier of metal and plastic packaging for beverage and household products, and of aerospace and other technologies and services (2006 to present); previously, Senior Vice President, Administration and Corporate Secretary of Ball Corporation (2002 to 2006).
Other Directorships:	Westminster Legacy Foundation (2000 to Present).

Mr. Westerlund is the Executive Vice President, Administration, and Corporate Secretary of Ball Corporation, a supplier of metal and plastic packaging for beverage and household products, and of aerospace and other technologies and services. Mr. Westerlund has been Executive Vice President, Administration, and Corporate Secretary of Ball Corporation since 2006 and held a similar position from 2002 to 2006. Ball Corporation employs more than 14,500 people in more than ninety locations worldwide and is headquartered in Broomfield, Colorado. Mr. Westerlund is a director of Westminster Legacy Foundation, a philanthropic organization providing grants for the benefit of the community of Westminster, Colorado and was a director of Exempla Healthcare, which operates hospitals and health care facilities in Colorado, through 2009;. Mr. Westerlund has been a director of the Company since 2007.

Mr. Westerlund was selected to serve as a director and should continue to serve as a director based on his demonstrated leadership in business. Mr. Westerlund's experience as Vice President, Administration, and Corporate Secretary of a multinational corporation demonstrates judgment, business acumen, integrity and experience in a business of comparable size. As a Vice President, Administration, he is responsible for human resources, compensation and benefits at Ball Corporation, which provides important experience on the important issues of talent acquisition, retention and development. His service as a director of non-profit institutions provides additional relevant experience in management and governance. Mr. Westerlund has experience with strategic, commercial, compliance and corporate governance issues similar to those faced by the Company. In particular, he has extensive experience and knowledge of compliance and corporate governance issues, which is important given the regulatory framework in which the Company operates. This experience provides value to the Company's shareholders. During his tenure with the Board, the Board has performed well. Mr. Westerlund has developed familiarity with the Company and the utility industry, and expertise in evaluating and guiding the Company in the execution of its corporate strategy.

Kim Williams Age: Director Since: Principal Occupation/ Experience: Other Directorships:

54

December 1, 2009

Retired partner at Wellington Management Corp. (1995 to 2005). Previously senior vice president, partner, and associate director of Global Industry Research.

Weyerhaeuser Corporation (2006 to Present): E.W. Scripps Co. (2008 to Present); MicroVest (2008 to Present); YWCA Greater Newbury port, President (2009 to Present), Board member (2006 to Present); Concord Academy, trustee, (2009 to Present); Anna Jaques Hospital, trustee, (2007 to Present); Brookwood School (2003 to 2009).

Ms. Williams is a former partner at Wellington Management Company, LLP. Ms. Williams was a partner at Wellington Management Company, LLP. from 1995 until her retirement in 2005. Wellington Management manages investment of assets for institutional investors in over forty countries, including public funds, central banks, insurance entities, endowments, foundations, mutual fund sponsors, retirement plan sponsors. Previously she held leadership positions at Loomis, Sayles & Co., Inc. and Imperial Chemical Industries (ICI) Pension Fund. She is a director of E.W. Scripps, a media company with interests in newspaper publishing, broadcast television stations, and licensing and syndication; and Weyerhaeuser Co., a forest products company. Ms. Williams serves on the Audit Committees at both E.W. Scripps and Weyerhaeuser Co. She is a director of MicroVest, an investment firm providing capital and management oversight to emerging market microfinance institutions; board president of the YWCA of Newburyport, Massachusetts; member of the Overseer Committee of Brigham and Women's Hospital; a director of the Anna Jaques Hospital; a trustee of Brookwood School; and a member of the leadership council for Oxfam America. She has been a director since 2009.

Ms. Williams was selected to serve as a director and should continue to serve as a director based on her demonstrated leadership in business and finance. Ms. William's experience as a partner with a large investment management firm demonstrates judgment, business and financial acumen, integrity and experience in evaluating businesses. Her service as a director and member of the Audit Committee of two other public companies provides additional relevant business experience, particularly with respect to evaluation of corporate strategy, financial experience and expertise and experience in corporate governance. In her role as a director of other public companies, Ms. Williams has experience with strategic, commercial, environmental and safety issues similar to those faced by the Company. Her service as a director of non-profit institutions provides additional relevant experience in management, governance, finance and an understanding of the importance of diversity. This experience provides value to the Company's shareholders.

Timothy V. Wolf Age: Director Since: Principal Occupation/ Experience:

57

2007

Chief Integration Officer, MillerCoors Brewing Company LLC (June 2008 to present); Vice President and Global Chief Financial Officer of Molson Coors Brewing Company (2005 to June 2008); Vice President and Chief Financial Officer of Adolph Coors Company and Coors Brewing Company (1995 to 2005).
Other Directorships:	Borders Group, Inc. (2009 to Present); E-Town, Boulder, Colorado (2009 to Present); Leeds School of Business, University of Colorado (2009 to Present); Denver Hospice (2007 to 2008).

Mr. Wolf is the Chief Integration Officer of MillerCoors Brewing Company LLC. Prior to assuming the role of Chief Integration Officer in 2008, Mr. Wolf was Vice President and Global Chief Financial Officer of Molson Coors Brewing Company from 2005 to 2008. He held a similar position with Adolph Coors Company from 1995 to 2005. MillerCoors Brewing Company, headquartered in Chicago, Illinois, is a joint venture of SAB Miller and Molson Coors Brewing Company. Molson Coors Brewing Company is headquartered in Denver, Colorado, while SAB Miller is headquartered in London, England. Mr. Wolf is a resident of Boulder, Colorado. Mr. Wolf is a director of Borders Group, Inc.; E-Town, Boulder Colorado and is a member of the Advisory Board of the Leeds School of Business, University of Colorado. Mr. Wolf has been a director since 2007.

Mr. Wolf was selected to serve as a director and should continue to serve as a director based on his demonstrated leadership in business. Mr. Wolf's experience as a Vice President and Chief Financial Officer of a multinational corporation demonstrates judgment, business acumen, integrity and experience in a business of comparable size. Mr. Wolf has experience with strategic, commercial and financial issues similar to those faced by the Company. In particular, he has extensive experience and knowledge of financial markets, which is important given the Company's need to access these markets to support its corporate strategy. His service as a director of a non-profit institution, the Denver Hospice, also provides relevant experience in management and governance. This experience provides value to the Company's shareholders. During his tenure with the Board, the Board has performed well. He has developed familiarity with the Company and the utility industry, and expertise in evaluating and guiding the Company in the execution of its corporate strategy.

 PROPOSAL NO. 2

APPROVAL OF THE XCEL ENERGY INC.
EXECUTIVE ANNUAL INCENTIVE AWARD PLAN, AS AMENDED AND RESTATED

Introduction

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the amount of compensation expense that we can deduct for income tax purposes. In general, a public corporation cannot deduct compensation in excess of $1 million paid to any of the named executive officers in the proxy statement other than the Chief Financial Officer. However, compensation that qualifies as "performance-based" is not subject to this deduction limitation. The Company's "covered employees" for 2009 are thus four of the five named executive officers listed in the Summary Compensation Table on page 69.

        The Xcel Energy 2005 Executive Annual Incentive Plan, as amended and restated, was originally approved by the shareholders of the Company on May 25, 2005 and was amended by the Board effective as of January 1, 2008, December 10, 2008 and February 17, 2010 (the "Annual Plan"). The Annual Plan allows the grant of performance awards that qualify as performance-based compensation under Section 162(m). One of the conditions to qualify as performance-based is that the material terms of the performance goals, and any amendments to those terms, must be approved by the shareholders at least every five years. The last such shareholder approval was when the Annual Incentive Plan itself was approved in 2005. Accordingly, to preserve the tax status of certain awards as performance-based, and allow us to deduct the compensation expense related to these awards, we are asking shareholders to approve an amendment to add two additional performance criteria relating to our energy efficiency and environmental performance and leadership. In addition, we are asking shareholders to re-approve the other material plan terms, including (i) the employees eligible to receive the compensation, (ii) the original performance criteria approved in 2005 upon which performance goals are or may be based, and (iii) the maximum amount that any covered employee may receive as an award payment if the performance goals for a performance cycle are achieved.

        Importantly, we are NOT seeking any increase to the number of shares authorized under the Annual Plan. As of December 31, 2009, 1,084,972 of the 1,200,000 shares that shareholders approved in 2005 remained available for issuance.

        In the following sections we have set forth:

  •
  A brief summary of the principal features of the Annual Plan;

  •
  A description of the available performance measures that we are asking shareholders to approve; and

  •
  Certain other required information.

        The full text of the Annual Plan is attached to this proxy statement as Appendix A. Because the following discussion is a summary and does not cover all aspects of the Annual Plan, shareholders may wish to review Appendix A in its entirety.

Purpose

        The purpose of the Annual Plan is to provide a significant and flexible economic opportunity to selected officers and salaried employees of the Company, its subsidiaries and specified other affiliates in an effort to reward their individual and group contributions to the success of the Company and more closely link the financial interests of management, shareholders and customers.

Administration

        The Annual Plan is administered by the Governance, Compensation and Nominating Committee of the Board, or such other committee of the Board as the Board may from time to time designate (for purposes of this proposal, the "Committee"). The Committee will, to the extent required to comply with Section 162(m) of the Code or Rule 16b-3 promulgated under Section 16(b) of the 1934 Act, be composed solely of not less than two persons, each of whom qualifies as an "outside director" for purposes of Section 162(m) of the Code and a "non-employee director" for purposes of Rule 16b-3 promulgated under Section 16(b) of the 1934 Act. The Committee has sole authority and complete discretion to make rules and regulations relating to the administration of the Annual Plan and to construe and interpret the Annual Plan and any incentive awards granted thereunder. Any interpretations and decisions of the Committee with respect to the Annual Plan will be final and binding.

Number of Shares

        A maximum of 1,200,000 shares of common stock of the Company are available for issuance in respect of incentive awards under the Annual Plan, which is unchanged from the share authorization that was approved in 2005. Shares may be made available from the authorized but unissued shares of common stock of the Company or from shares acquired by the Company, including shares purchased on the open market. Any award of shares cancelled or forfeited for any reason under the Annual Plan without delivery of shares to the participant will not be counted as shares awarded under the Annual Plan until used in a subsequent award. If any withholding tax liabilities arising in connection with any award are satisfied by the withholding of shares by the Company or by the delivery of previously-owned shares by the participant as described under "Withholding" below, the number of shares available for issuance in respect of incentive awards under the Annual Plan will be increased by the number of shares withheld or delivered.

        If there is any change in the outstanding common stock by reason of any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase common stock at substantially below fair market value or other similar corporate event, the Committee will adjust appropriately the number and kind of shares of common stock which thereafter may be awarded, the number of shares of common stock subject to incentive awards or outstanding as restricted shares under the Annual Plan and the grant, exercise or conversion price with respect to any of the foregoing. If deemed appropriate in its sole discretion, the Committee may make provision for a cash payment to a participant or a person who has an outstanding incentive award or restricted shares in addition to or in place of such adjustments, and may condition such payment on the cancellation of any incentive award or restricted shares.

Eligibility

        The Committee will, in its sole discretion, determine those officers and salaried employees of the Company, its subsidiaries and specified other affiliates who will be eligible to participate in the Annual Plan for a given incentive period. These participants will be selected based upon their opportunity to have a substantial impact on the operating results of the Company, one of its subsidiaries or an affiliate. Participation in the Annual Plan does not guarantee continued employment by the Company or continued participation by the participant in any subsequent incentive period. At or prior to the time an incentive award is made under the Annual Plan, the Committee may designate participants who are, or are expected to be, covered employees for purposes of Section 162(m) of the Code as "designated covered employees" for purposes of the Annual Plan for the applicable incentive period. Such designation will make incentive awards to the designated covered employees for the applicable incentive period subject to the Annual Plan provisions intended to qualify such incentive awards as performance-based compensation under Section 162(m) of the Code.

Determination of Incentive Awards for Participants Who Are Not Designated Covered Employees

        The Annual Plan provides that the amount and terms of each incentive award to a participant who is not a designated covered employee, and the incentive period to which the incentive award relates, will be determined by and in the discretion of the Committee and may be conditioned upon the attainment of pre-established performance goals that may be based on the performance of the participant, the Company or any of its subsidiaries or other affiliates, or on such other factors as the Committee may determine. Incentive awards may be payable in cash, shares of the Company's common stock or a combination of both, and payouts are determined by multiplying a participant's "target incentive award" by a percentage (which may exceed 100%) that varies depending on the extent to which the performance goals are satisfied for the incentive period. A participant's target incentive award, in turn, is determined by multiplying the participant's base salary as of the last day of the applicable incentive period by a percentage designated by the Committee, in its sole discretion, at the time the incentive award is granted, which percentage need not be the same for each participant. The Committee may, in its sole discretion, increase or decrease the amount of any incentive award payable to a participant who is not a designated covered employee and may, in recognition of changed or special circumstances, pay incentive awards to such participants even if not earned.

Determination of Incentive Awards for Participants Who Are Designated Covered Employees

        If the Committee decides to designate one or more participants as designated covered employees for an incentive period, then not more than 90 days after the beginning of the incentive period, and, in any event, before 25% or more of the incentive period has elapsed, the Committee will establish for the incentive awards to these designated covered employees objectively determinable performance goals that relate to specified business or financial criteria involving the Company, an affiliate or a business or functional unit thereof.

        Performance Measures.    Performance goals for incentive awards to designated covered employees are to be based on one or more of the following measures (new performance measures are noted):

  •
  earnings per share,

  •
  market share,

  •
  stock price,

  •
  sales,

  •
  costs,

  •
  capital expenditures,

  •
  net operating income,

  •
  net income,

  •
  cash flow,

  •
  retained earnings,

  •
  earnings before interest and taxes,

  •
  earnings before interest, taxes, depreciation and amortization,

  •
  return on equity,

  •
  return on capital,

  •
  return on assets,

  •
  return on total assets employed,

  •
  total shareholder return,

  •
  shareholder value analysis,

  •
  results of customer satisfaction surveys,

  •
  aggregate product price and other product price measures,

  •
  safety record,

  •
  service reliability,

  •
  demand-side management (including conservation and load management),

  •
  operating and maintenance cost management,

  •
  energy production availability,

  •
  environmental standards or compliance,

  •
  environmental projects, goals, and leadership, (new performance measure)

  •
  energy efficiency, (new performance measure)

  •
  economic value added,

  •
  margins,

  •
  measures of employee satisfaction or engagement, and

  •
  individual performance measures.

        With respect to designated covered employees, all performance goals must be objective and must satisfy the requirements for "performance-based compensation" within the meaning of Section 162(m) of the Code.

        At the time of establishing a performance goal, the Committee will specify the manner in which the performance goal is to be calculated. In so doing, the Committee may exclude the impact of specified events from the calculation of the performance goal. For example, if the performance goal was earnings per share, the Committee could, at the time this performance goal was established, specify that earnings per share are to be calculated without regard to any subsequent change in accounting standards required by the Financial Accounting Standards Board. Performance goals may also be based on attainment of specified levels of performance of the Company, one or more subsidiaries or other affiliates, and/or one or more business or functional units thereof, and may be expressed in absolute amounts or by relative comparison to the performance of other corporations or indices. At the time an incentive award is granted to a designated covered employee, the Committee will specify the maximum dollar amount payable under the award. Incentive awards payable to designated covered employees are to be calculated in the same manner described under "Determination of Incentive Awards for Participants Who Are Not Designated Covered Employees" above, except that the Committee will not have the authority to increase the amount of an incentive award otherwise payable to a designated covered employee pursuant to the satisfaction of pre-established performance goals and payment formulas, although it may decrease any such amount that is otherwise payable.

        Certification.    Following the close of each incentive period and prior to the payment of an incentive award to a designated covered employee, the Committee will certify the amount to be paid to each designated covered employee for that incentive period. Incentive awards to designated covered employees may be payable in cash, shares of the Company's common stock, or a combination of both.

No incentive awards will be paid to designated covered employees if the minimum applicable pre-established performance goals are not satisfied, unless the covered employee's employment is terminated because of death or disability or, as described under "Change in Control" below, a change in control occurs.

        Maximum Amount.    The maximum amount payable to any designated covered employee of the Company under the Annual Plan for any calendar year is $2,000,000 in cash and 100,000 shares, or a combination of cash and shares, amounts that are unchanged from those previously in effect. To the extent a designated covered employee elects to receive some or all of an incentive award payment in restricted or unrestricted shares of the Company's common stock, such shares will be valued for purposes of this limitation at the closing sale price of a share of the Company's common stock on the New York Stock Exchange on the trading day prior to the date incentive award payments are determined.

Elections as to Form of Payment of Incentive Awards

        Incentive awards under the Annual Plan are payable in cash except to the extent a participant elects, if permitted by the Committee, to receive some or all of the amount payable in the form of shares of the Company's common stock and/or shares of such stock that are restricted as to transfer and subject to possible forfeiture ("restricted shares"). Such an election must be made before an incentive period begins or at such other time as the Committee may permit. To the extent a participant elects to receive an incentive award payment in shares of common stock, the amount of the incentive award so payable will be increased by 5%, and to the extent a participant elects to receive an incentive award in restricted shares, the amount of the incentive award so payable will be increased by 20%, subject in all cases to the maximum payment limitation applicable to designated covered employees. The number of shares or restricted shares to be issued will be based on the closing sale price of a share of the Company's common stock on the New York Stock Exchange on the trading day prior to the date incentive award payments are determined. Prior to the proposed amendment and restatement, the number of shares were calculated on the basis of the high and low sale prices on the specified date.

        Restricted shares issued in payment of an incentive award will be subject to terms and conditions specified by the Committee, including the following:

  •
  Restricted shares will vest as to one-third of the shares on March 1 of each calendar year next following the calendar year in which the restricted shares are issued.

  •
  Until restricted shares vest, they may not be sold, encumbered or transferred in any manner except in connection with a participant's death.

  •
  Restricted shares will vest in full upon the occurrence of a change in control of the Company or if a participant's employment ends due to death or disability (as disability is defined in the Annual Plan).

  •
  If a participant's employment ends for any reason other than death or disability, all unvested restricted shares will be forfeited to the Company.

  •
  Before restricted shares vest, participants to whom the shares have been issued may vote the shares and receive all dividends and other distributions paid with respect to those shares. Any cash dividends or distributions will be reinvested in additional shares, which will be subject to the same restrictions and vesting conditions as the underlying shares.

Change in Control

        The Annual Plan provides that in the event of a change in control (as defined in the Annual Plan) of the Company, each participant who is employed by the Company or one of its subsidiaries or affiliates immediately prior to the change in control will be entitled to receive a payment in cash equal to his or her target incentive award for the incentive period that includes the date of the change in control. If, following the completion of an incentive period in which a change in control occurs, a participant who has received such a change in control payment is determined to be entitled to an incentive award payout for that incentive period that is greater than the change in control payment amount, then such incentive award payout will be reduced (but not below zero) by the amount of the change in control payment.

Deferral Elections

        A participant may elect under the Company's deferred compensation plan to defer the receipt of incentive awards payable in cash under the Annual Plan. Unless such a deferral election is made, payments under the Annual Plan are to be made at such times as to avoid characterization as a deferral of compensation for purposes of Section 409A of the Code.

Withholding

        The Company and its subsidiaries and affiliates will have the right to deduct from all amounts payable to a participant in cash any taxes required to be withheld in connection with incentive awards under the Annual Plan. If payments of incentive awards are made in the form of shares of common stock of the Company, withholding taxes may be paid by the participant in cash, by delivering previously owned shares or by having the Company withhold shares otherwise issuable to the participant.

Termination of Employment

        If a participant's employment terminates during an incentive period, a prorated incentive award will be payable to the participant only in cash (despite any election to the contrary) on the applicable payment date to the extent that applicable performance goals have been achieved. A participant who remains employed through an incentive period but is terminated prior to the applicable payment date will be entitled to receive the amount of any incentive award otherwise payable to him or her with respect to that incentive period only in cash.

Term of Annual Plan

        The Annual Plan will terminate May 25, 2015 unless sooner terminated by the Board. If the shareholders do not approve the material terms of the Annual Plan, as amended and restated, the Annual Plan will remain in effect, but certain awards to covered employees would not be fully tax deductible. Incentive awards and restricted shares outstanding as of the termination date of the Annual Plan will not be affected or impaired by the termination of the Annual Plan.

Amendment and Discontinuance

        The Board may amend, modify or discontinue the Annual Plan or any award thereunder from time to time, but no modification may, without the consent of the participant affected, impair any award made prior to the effective date of the modification. No amendment may be made to the Annual Plan without shareholder approval if that approval is necessary to comply with any tax or regulatory requirement or any rule of the stock exchange on which the Company's common stock is listed.

Federal Income Tax Consequences

        The following discussion is intended only as a brief discussion of the current federal income tax rules relevant to restricted shares that may be granted under the Annual Plan. The laws governing the tax aspects of such grants are highly technical and such laws are subject to change.

        A recipient of restricted shares normally will not recognize taxable income at the time the shares are granted. Thereafter, the recipient will recognize ordinary income as the shares vest. The amount of such ordinary income will be equal to the market value of the restricted shares at the time of vesting. However, the recipient may elect, pursuant to Section 83(b) of the Code, to recognize ordinary income at the time the restricted shares are granted in an amount equal to the market value of the restricted shares at that time. Any subsequent change in the value of the restricted shares would then be treated as either short-term or long-term capital gain or loss when the shares are sold, depending on how long the shares have been held.

        The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the receipt or vesting of shares is initially treated as ordinary income to the recipient, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1,000,000 limitation on certain executives under Section 162(m) of the Code.

Amended and Restated Plan Benefits

        The following table summarizes the target incentive award amounts payable to the individuals and groups indicated for the 2010 incentive period under the Annual Plan.

2010 Annual Plan Benefits

Name and Position	Target Incentive Award Amount ($)
Richard C. Kelly	1,200,000
Chairman and Chief Executive Officer
David M. Sparby	331,500
Vice President and Chief Financial Officer
Benjamin G.S. Fowke III	483,000
President and Chief Operating Officer
David M. Wilks	61,705
Former President, Energy Supply
Michael C. Connelly	276,000
Vice President and General Counsel
Executive Officers as a Group	3,490,705
Non-Executive Officer Employee Group	—

Vote Required

        The affirmative vote of the holders of a majority of the total voting power present in person or by proxy and entitled to vote at the Annual Meeting will be required for approval of the Annual Plan. Abstentions from voting on this matter are treated as votes "AGAINST," while broker non-votes are treated as shares not present and entitled to vote. Proxies solicited by the Board of Directors will be voted "FOR" the proposal, unless a different vote is specified.

        The Board of Directors recommends a vote "FOR" the approval of the performance measures and terms of the Annual Plan, as amended and restated. Proxies solicited by the Board of Directors will be voted "FOR" the approval of the amendment and restatement of the Annual Plan, unless a different vote is specified.

 PROPOSAL NO. 3

APPROVAL OF THE PERFORMANCE MEASURES AVAILABLE UNDER THE XCEL ENERGY INC.
2005 LONG-TERM INCENTIVE PLAN AND AN AMENDMENT TO THE PLAN

        As described in Proposal No. 2, Section 162(m) of the Code limits the amount of compensation expense that we can deduct for income tax purposes. The Xcel Energy 2005 Long-Term Incentive Plan, as amended and restated effective February 17, 2010, (the "Plan") allows the grant of performance awards that qualify as performance-based compensation under Section 162(m). The material terms of the performance goals were last approved by shareholders when the Plan itself was approved in 2005. Accordingly, to preserve the tax status of certain awards as performance-based, and thereby to allow us to continue to fully deduct the compensation expense related to these awards, we are asking shareholders to approve the material terms of the Plan.

        In addition, in February 2010 the Board approved an amendment to the Plan that would allow non-employee directors to participate in the Plan, subject to shareholder approval at the 2010 Annual Meeting. Importantly, we are NOT seeking any increase to the number of shares authorized under the Plan. As of December 31, 2009, we had 5,115,299 shares remaining for issuance under the Plan.

        In the following sections we have set forth:

  •
  A brief summary of the principal features of the Plan;

  •
  A description of the available performance measures that we are asking shareholders to approve; and

  •
  Certain other required information.

        The full text of the Plan is attached to this proxy statement as Appendix B. The following discussion is a summary and you may wish to review Appendix B in its entirety.

Principal Features of the Plan

Shares Subject to Plan

        The maximum number of shares of Xcel Energy common stock that may be issued for grants under the Plan is the sum of:

  •
  8,323,800 shares;

  •
  Shares tendered by participants to pay the exercise price or tax withholding obligations on options or other awards granted under the Plan;

  •
  Shares covered by options or stock appreciation rights settled for cash or which expire or are terminated or unexercised; and

  •
  Shares in respect of any awards that are canceled or forfeited for any reason without delivery of Shares or for awards that are paid in cash.

        The maximum number is subject to adjustment for stock splits, stock dividends, spin offs, reclassifications or other relevant changes affecting Xcel Energy common stock.

Eligible Participants

        Under the Plan as approved by shareholders, all employees are eligible to participate although the plan is generally used for non-bargaining employees. We currently have over 11,000 employees. In February 2010, the board approved an amendment to the plan, subject to shareholder approval, to allow non-employee directors to also be eligible to participate in the Plan.

        The selection of participants and the nature and size of awards under the Plan are within the discretion of the Committee. Consequently, we cannot specifically identify those employees, or if shareholders approve the amendment and performance measures, those non-employee directors to whom awards may be granted since no such determination has been made.

Types of Awards

        Several types of stock-related grants can be made under the Plan. The Committee will have broad authority to fix the terms and conditions, including the consequences upon death, disability or retirement, of individual agreements with participants. A summary of the types of awards is set forth below:

        Stock Options and Stock Appreciation Rights.    The Committee may grant nonqualified options or incentive stock options. The Committee establishes the option price, which may not be less than 100% of the fair market value of the stock on the date of grant. Options may not be repriced. The Committee also establishes the vesting date and the term of the option. The term may not be longer than ten years.

        The Committee may also grant stock appreciation rights (SARs), which represent the right to receive an amount based on appreciation in the fair market value of shares of Xcel Energy common stock over a base price. SARs may not be exercised earlier than six months after grant, and the base price of the SARs may not be less than the fair market value of the stock on the date of grant. SARs may not be repriced. The term of the SARs may not be more than ten years after the grant date. At the time of or prior to exercise, the Committee will determine whether the SAR will be settled in cash, shares of common stock or a combination of the foregoing. The Committee may also grant limited SARs related to an option which can only be exercised during limited periods following a change in control of the Company and which would entitle the holder to receive an amount based upon the highest price paid or offered for common stock in any transaction relating to the change in control or paid during the thirty-day period immediately preceding the occurrence of the change in control in any transaction reported on the primary stock exchange on which the common stock is traded.

        Performance Awards.    The Committee may grant performance awards under which payment is made if our performance meets certain performance goals established by the Committee for a specified performance period. There may be more than one performance period in existence at any one time and the duration of each performance period may differ from each other, although no performance period may be less than one fiscal year. There may be different performance goals in existence at any one time. The specific business criteria upon which performance goals may be based are described in the "Items for Shareholder Approval" section below.

        The Committee establishes the performance goals within a reasonable period of time after the beginning of the performance period. The Committee also establishes the performance period (not less than one calendar year or fiscal year) and the amount payable at various performance levels. At any time prior to payment, the Committee can adjust awards for the effect of unforeseen events that have a substantial effect on the performance goals as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

        Awards may be payable in the form of cash, shares of Xcel Energy common stock, or a combination thereof as determined by the Committee. The Committee may impose additional conditions on a participant's entitlement to receive payment under a performance award.

        Restricted Stock.    The Committee may grant awards of restricted stock under the Plan. All awards have a minimum one-year holding period before payment can be achieved. The Committee determines any participants to whom shares of restricted stock are to be granted, the number of shares of restricted stock to be granted to each participant, the duration of the period during which, and the conditions under which, the restricted stock may be forfeited to the Company and the other terms and conditions of such awards. Subject to certain exceptions referred to below, restrictions on shares of restricted stock that do not include performance-based vesting conditions may not lapse in their entirety earlier than three years from the date of grant, except in the case of (i) a change of control if so provided by the Committee, (ii) death, disability or retirement if so provided by the Committee, and (iii) a substitute award of restricted stock granted pursuant to Section 4 of the Plan. Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered during the restricted period, but the holders thereof may exercise full voting rights with respect to those shares and are entitled to receive all dividends and other distributions paid with respect to those shares. If such dividends or distributions are paid in shares, the shares shall be subject to the same restrictions on transferability as the restricted stock with respect to which they were distributed.

        Restricted Stock Units.    The Committee may also grant restricted stock unit awards subject to vesting and transfer restrictions determined by the Committee. All awards have a minimum one-year holding period before payment can be achieved. Restricted stock units may not be sold, assigned, transferred, pledged or otherwise encumbered during the restricted period. As soon as practicable after the expiration of the restricted period and unless the restricted stock units have been forfeited, the Company will pay, in the discretion of the Committee, either a cash payment equal to the fair market value of the restricted stock units as of the last day of the restricted period or shares of common stock of the Company in an amount equal to the number of restricted stock units.

        Bonus Stock.    The Committee may award shares of bonus stock to participants under the Plan without cash consideration. The Committee may place restrictions and limitations on such stock if it elects to do so.

        Stock Unit Awards.    The Committee may grant stock unit awards, which can be in the form of common stock of the Company or units, the value of which is based, in whole or in part, on the value of the common stock. The Committee will determine the terms, restrictions, conditions, vesting requirements and payment rules that govern the stock unit awards, and the rules need not be identical for each stock unit award.

        The Committee may, in its discretion, in respect of a stock unit award or any other award granted under the Long-Term Incentive Plan, provide for dividends or dividend equivalents which may be added to the award and subject to such conditions and restrictions as the Committee determines.

Maximum Awards to any One Participant

        The Plan provides that the maximum award that may be paid to any covered employee under the Plan as performance awards for any performance cycle is $2,000,000 in cash and 2,000,000 shares. The maximum number of shares of common stock subject to options or stock appreciation rights that may be granted during a calendar year to any employee is 2,000,000 shares. The maximum number of shares of common stock subject to restricted stock, restricted stock units, bonus stock or stock unit awards granted during a calendar year to any employee which are subject to performance goals is 2,000,000 shares.

Authority of Committee

        The Plan is administered and interpreted by the Committee, each member of which must be a "non-employee" director within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and an "outside director" within the meaning of Section 162(m) of the Code. The Committee selects persons to receive grants from among the eligible participants, determines the type of grants and number of shares to be awarded, and sets the terms and conditions of the grants. The Committee may establish rules for administration of the Plan and may delegate its authority to others, subject to limitations imposed by SEC, IRS rules and New York Stock Exchange rules and state law.

Items for Shareholder Approval

        Business criteria on which performance goals can be based for our covered employees take into account the business or financial goals of the Company, an affiliate or a business or functional unit thereof, and they include one or more of the following measures (new performance measures are noted):

  •
  earnings per share,

  •
  market share,

  •
  stock price,

  •
  sales,

  •
  costs,

  •
  capital expenditures,

  •
  net operating income,

  •
  net income,

  •
  cash flow,

  •
  retained earnings,

  •
  earnings before interest and taxes,

  •
  earnings before interest, taxes, depreciation and amortization,

  •
  return on equity,

  •
  return on capital,

  •
  return on assets,

  •
  return on total assets employed,

  •
  total shareholder return,

  •
  shareholder value analysis,

  •
  results of customer satisfaction surveys,

  •
  aggregate product price and other product price measures,

  •
  safety record,

  •
  service reliability,

  •
  demand-side management (including conservation and load management),

  •
  operating and maintenance cost management,

  •
  energy production availability,

  •
  environmental standards or compliance,

  •
  environmental projects, goals, leadership, (new performance measure)

  •
  energy efficiency, (new performance measure)

  •
  economic value added,

  •
  margins,

  •
  measures of employee satisfaction or engagement, and

  •
  individual performance measures.

        The specific performance goals using the business criteria listed above will be determined by the Committee, and may be absolute in their terms or measured against or in relationship to the performance of other companies or indices. In addition, the performance goals may be based on our consolidated results or the results of any affiliate, segment or other subset of our business, and may be calculated in accordance with generally accepted accounting principles or any other management accounting method, as determined by the Committee.

        The Committee does not have discretion to increase any such award to a covered employee. The maximum annual award that may be paid to any covered employee under the Plan as performance awards for any performance cycle is $2,000,000 in cash and 2,000,000 shares. The maximum number of shares of common stock subject to options or stock appreciation rights that may be granted during a calendar year to any employee is 2,000,000 shares. The maximum number of shares of common stock subject to restricted stock, restricted stock units, bonus stock or stock unit awards granted during a calendar year to any employee which are subject to performance goals is 2,000,000 shares.

        In addition, the proposal asks shareholders to approve an amendment to the Plan to include non-employee directors as eligible participants under the Plan.

Other Information

        The Plan remains effective until May 25, 2015, unless earlier terminated by the Board. The Board may amend the Plan as it deems advisable, except that shareholder approval is required for any amendment that would (i) increase the number of shares authorized for issuance, increase the benefits accrued to participants, modify the requirements for participation in the Plan, modify the no repricing provisions for options and stock appreciation rights, or include a provision allowing the Board to lapse or waive restrictions at its discretion, except in limited cases relating to death, disability, retirement or a change in control, or (ii) require approval by law or the rules of the New York Stock Exchange, including any approval requirement which is a prerequisite for exemptive relief under Section 16(b) of the Securities Exchange Act of 1934 or which is a requirement for the performance-based compensation exception under Section 162(m) of the Code.

Amendment

        The Committee may amend, modify or terminate any outstanding award without the participant's consent at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan, including to change the date or dates as of which an option or stock appreciation right becomes exercisable, a performance unit or performance share is deemed earned and restricted stock or restricted stock units become nonforfeitable. The Committee may also cancel and reissue an award under such different terms and conditions as it determines appropriate. No such amendment or modification, however, may adversely affect the rights of a participant without the participant's consent. Except for equitable adjustments in the case of corporate events described above under "Number of Shares."

        The future amounts that will be received by grantees under the Plan are not determinable. In fiscal 2009, the named executive officers received grants of restricted stock units and performance shares as set forth on page 74 in the Grants of Plan-Based Awards Table, and payouts of performance shares as set forth on page 77 in the Option Exercises and Stock Vested Table. In fiscal 2009, the executive officers as a group received restricted stock unit grants for 207,238 shares and all other employees (approximately 250 employees) received restricted stock unit grants for 600,027 shares. In fiscal 2009, the executive officers as a group received grants of performance shares totaling 207,238 shares and received payouts for performance shares totaling 293,093 shares.

        The Board of Directors recommends that shareholders vote for approval of the performance measures available and for the amendment to include non-employee directors as eligible participants under the 2005 Long-Term Incentive Plan.

 PROPOSAL NO. 4

RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS
XCEL ENERGY INC.'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010

        The Audit Committee of our Board of Directors has selected Deloitte & Touche LLP as our independent registered public accounting firm to audit the accounts of the Company for the fiscal year ending December 31, 2010. Deloitte & Touche LLP was originally selected by the Board, upon the recommendation of the Audit Committee, as independent registered public accounting firm effective March 27, 2002.

        While the Audit Committee is responsible for the appointment, retention, termination and oversight of the Company's principal independent accountants, the Audit Committee and the Board are requesting, as a matter of policy, that shareholders ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. However, if the shareholders do not ratify the appointment, the Audit Committee may investigate the reasons for the shareholders' rejection and may consider whether to retain Deloitte & Touche LLP or to appoint another auditor. Furthermore, even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

        Representatives of Deloitte & Touche LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire. Such representatives will be available to respond to appropriate questions from shareholders at the Annual Meeting.

Vote Required

        The affirmative vote of the holders of a majority of the total voting power present in person or by proxy and entitled to vote at the Annual Meeting will be required for the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2010. Abstentions from voting on this matter are treated as votes "AGAINST". Proxies solicited by the Board of Directors will be voted "FOR" the proposal, unless a different vote is specified.

        Our Board of Directors, upon recommendation of the Audit Committee, recommends a vote "FOR" the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. Proxies solicited by the Board of Directors will be voted "FOR" the ratification of the appointment, unless a different vote is specified.

SHAREHOLDER PROPOSAL

        We expect the following shareholder proposal (Item 5 on the proxy card) to be presented at the Annual Meeting. The text of the proposal and supporting statement appear in the exact form as we received them (including typographical errors). All statements contained in the proposal and supporting statement are the sole responsibility of the proponent.

        The Board of Directors has carefully considered the following shareholder proposal and has concluded its adoption would not be in the best interests of the Company or its shareholders. For the reasons stated after the proposal and its supporting statement, the Board recommends a vote "AGAINST" this proposal.

PROPOSAL NO. 5

SHAREHOLDER PROPOSAL REGARDING ANNUAL ADVISORY VOTE ON
EXECUTIVE COMPENSATION

        Gerald R. Armstrong, 820 Sixteenth Street, No. 705, Denver, Colorado, 80202-3227, registered owner of 914 shares, has given notice that he intends to present for action at the Annual Meeting the following resolution:

RESOLUTION

        That the shareholders of XCEL ENERGY INC. request its Board of Directors to adopt a policy that provides shareholders the opportunity at each annual meeting to vote on an advisory resolution, prepared by management, to ratify the compensation of named-executive officers listed in the proxy statement's Summary Compensation Table.

        The proposal submitted to shareholders should clearly state that the vote is non-binding and would not affect any compensation paid or awarded any named-executive officer.

STATEMENT

        As a shareholder, I am concerned about the levels of compensation afforded our top management and members of the board of directors, who are to be independent, while XCEL has been unable to restore its dividend to past levels.

        The following table summarizes compensation paid our executives:

	2008	2007	2006	2005
Richard Kelley	$5,877,162	$8,033,106	$11,200,884	$3,666,938
Paul Bonavia	5,666,379	2,823,871	3,369,130	2,066,556
Benjamin Fowke	1,718,885	1,905,918	3,432,983	989,876
Gary Johnson				2,012,718
Patricia Vincent				1,859,663
Wayne Brunetti				13,924,743
Raymond Gogel	1,375,045	1,561,957

        XCEL was created upon the merger of Northern States Power Company and New Century Energies, Inc. At the time, directors fees at Northern States were about $30,000 per year and at New Century were about $60,000 per year. Now, compensation to directors is as much as $272,046 a year!

        In the thirty-six pages of discussion on compensation in the proxy statement, it lists "Towers Perrin" as the independent compensation consultant for the "last several years." "Towers Perrin" reportedly was appointed by the Board of Directors to review executive compensation and also its own compensation. Whose sniff test for independence does this pass?

        As noted by former CEO Jerry Levin of Time Warner, "I think it is time to relook at exacty how CEOs are paid." He blasted compensation consultants for making salary decisions based on "another CEO who may not be worth the $10,000,000. he or she is getting." The proxy statement discusses the consultant's role is relying upon compensation of peers.

        Richard Davis, a director, is Chairman and President of U. S. Bancorp which allows its shareholders to vote on approval of executive compensaton.

        Certain executives received cash perquisite allowances totalling $518,000. during 2008. Our CEO received $30,000. and others received $25,000. This was simply an hors d'oeuvre in their compensation feast as they provided no documentation for the use of these funds.

        The executive compensation feast includes not just a base salary with possible bonus, it carries:

  –
  performance based restricted stock units + earned dividend equivalents,

  –
  performance shares,

  –
  deferred compensation plans,

  –
  retirement benefits of generous proportions,

  –
  use of corporate aircraft operated for business purposes,

  –
  golden parachutes,

  –
  supplement retirement programs,

  –
  only a limited clawback policy,

  –
  stock awards,

  –
  non-equity incentive plan,

  –
  stock options,

  –
  retirement spending accounts,

  –
  Social Security supplements,

  –
  Tax gross-ups,

  –
  golden coffins, and

  –
  pensions for some of" the "independent" directors.

The proponent believes that "enough is enough" and that XCEL "enough has become too much" and he would like to vote on this issue. If you agree, please vote "FOR" this proposal.

RECOMMENDATION OF YOUR BOARD OF DIRECTORS "AGAINST" THIS PROPOSAL

        The Xcel Energy Board of Directors has carefully considered and discussed the shareholder proposal regarding a shareholder advisory vote on executive pay and recommends that you vote "AGAINST" the proposal. The Board believes that its adoption is unnecessary and would not be in the best interests of Xcel Energy or our shareholders. We believe that we already have in place strong corporate governance and executive compensation practices structured to align the interests of our executive officers with those of our shareholders and customers and that other more meaningful avenues exist for shareholders to communicate with the Board on executive compensation issues.

        Our competitive compensation structure has aligned executive compensation with shareholder value and served shareholders well.

        The Board believes its fully independent Governance, Compensation and Nominating Committee (the "Committee") is in the best position to carefully balance the competing interests and make the complex decisions involved in executive compensation policies. Our executive compensation program is designed to promote our success by aligning the interests of our shareholders with the economic interests of our executive officers and employees to promote superior performance. The Committee has responsibility for reviewing all aspects of executive officer compensation and spends considerable time reviewing our compensation philosophy and program, which is designed to achieve four core principles:

(1)
attract and retain talented leaders;

(2)
focus executives' attention on company performance;

(3)
support our business strategy and reinforce management's link to shareholders, customers and employees; and

(4)
encourage executive leadership to have significant ownership in the Company and to maintain a focus on the long-term value proposition of our Company.

        Our directors are in a unique position to review and design our executive compensation program in light of these principles, and the Committee considers both public and confidential information, including sensitive information about our strategies, operations and the performance of our executive officers. The executive compensation policies and practices implemented to achieve these objectives are described in detail in this proxy statement.

        Our Board has a track record of proactively designing compensation programs that embrace a strong pay-for-performance approach by linking annual incentive and long-term compensation to achievement of strategic, operating, and financial results related to our key corporate goals. Equity-based incentives, which are tied to increasing shareholder value and our environmental leadership, either through the achievement of earnings per share growth, total shareholder return or environmental goals, coupled with our stock ownership guidelines, encourage executive leadership to have significant ownership in the Company and to maintain a focus on the long-term value proposition of our Company.

        Xcel Energy should not be grouped with companies that have rewarded poor company performance.

        Our record demonstrates that "say on pay" is unnecessary to protect our shareholders from poor executive compensation practices. Executive compensation at Xcel Energy is not excessive. As noted under the "Compensation Discussion and Analysis" section, the utility compensation environment is traditionally lower than similarly situated companies in the broader economy. This is reflective of the conservative philosophy of utility companies working in a fully regulated environment.

        We have not paid any excessive bonus payouts or other amounts for poor performance like those companies that have garnered media attention. Xcel Energy has continued to deliver solid growth, even during the current economic downturn. Nonetheless, in February 2009, after reviewing actual 2008 performance results relative to the established goals for 2008, the Committee and Board concurred with the recommendation by the CEO to not authorize any annual incentive awards related to our 2008 performance. The Company has been willing to take such actions at other times as well, such as in 2003 when executives did not receive payment of the annual incentive award related to our 2002 performance. Furthermore, recent grants of performance-based restricted stock units have not vested because the earnings per share growth target has not yet been achieved.

        In his supporting statement, the proponent mischaracterizes and misstates information about our compensation programs, thereby exaggerating our current level of benefits and giving the impression that director compensation has increased at a substantially higher rate than it actually has.

        The proponent's supporting statement is filled with errors relating to our current and former compensation programs, which leads to the impression that current benefits are greater than they actually are and that they have increased more than they actually have since the merger between Northern States Power Company ("NSP") and New Century Energies, Inc. ("NCE") in 2000. For example, none of the numbers relating to director compensation contained in the proponent's supporting paragraph beginning with "XCEL was created upon the merger..." are accurate. The proponent understates what was paid to NSP and NCE directors pre-merger, while exaggerating the level of compensation to current directors by selecting the amount reported for the highest compensated director last year, which was $272,046. However, he fails to note that a substantial portion of this amount was due to dividend equivalents that were credited at the same rate as dividends to our common shareholders on compensation the director had deferred or received in the form of stock equivalent units over his 18-year tenure as a director of the Company. As reported in our Director Compensation table on page 17, average annual compensation for our directors is substantially below this $272,046 amount. Moreover, the proponent confuses the issue by spending a large portion of his proposal discussing director compensation when his proposal relates to an advisory vote on executive compensation.

        The proponent has also included benefits that are not currently provided by the Company and repeats items, using different terminology, which exaggerates the compensation currently paid by the Company to executives. For example, "performance based restricted stock units + earned dividend equivalents" and "performance shares" are listed in the first and second bullets, respectively. These items are duplicative of "stock awards" listed in the ninth bullet. In addition, "retirement benefits of generous proportions" in the fourth bullet encompasses and is duplicative of the following items: (i) "supplement retirement programs" in the seventh bullet, (ii) "retirement spending accounts" in the twelfth bullet, and (iii) "Social Security supplements" in the thirteenth bullet. The fifteenth bullet references "golden coffins"; however, the Company does not provide death benefits for any of its current executives. In addition, the sixteenth bullet references "pensions for some of the 'independent' directors"'; however, the Company does not currently offer pensions for its directors. While certain directors have grandfathered benefits pursuant to prior agreements dating before the NSP and NCE merger in 2000, none of the Company's directors are currently provided these types of benefits by the Company.

        The proposal would not provide the Board or its Committee with meaningful guidance as to our compensation structure or individual executive compensation payouts.

        The proposed advisory vote will not improve communications with our shareholders and does not assist directors in carrying out their duties. An advisory vote does not provide the Board with useful feedback regarding shareholders' specific concerns and wishes. A simple "yes or no" vote provides no guidance to the Board regarding what component of the executive compensation strategy shareholders are satisfied or dissatisfied with, nor does it provide shareholders an opportunity to advise the Board as to what they would like to have done to remedy any concerns.

        A vote by shareholders not to ratify our executive compensation program would not clearly convey to the Board the reasons for shareholder dissatisfaction, which aspects of the program were of concern to shareholders, or what actions the Committee should take to address shareholder concerns. Such a vote taken after the prior year's compensation has been paid and well into the following year's compensation cycle could be confusing and counter-productive to the Committee when structuring executive compensation for subsequent years.

        Shareholders can more clearly express their concerns and have a greater impact on our compensation practices by communicating directly with our Board of Directors or individual Committee members.

        A better approach is for the shareholders to directly communicate their specific concerns and suggestions regarding our executive compensation programs with the Board. As discussed under "Communications with the Board of Directors" on page 10 of this proxy statement, shareholders can write any member of the Board and express their views. Shareholders may also express their views on executive compensation to the Board and management in person at our Annual Meeting. Unlike an advisory vote, these methods of communication allow shareholders to voice specific concerns and to communicate clearly and effectively with the Board and management. Communications of this sort are taken very seriously.

  The proposal may conflict with proposed legislation by the federal government.

        Because the issue of a shareholder vote on executive compensation may be the subject of legislation by the federal government, we believe that adoption of this proposal would be premature and might inappropriately subject Xcel Energy to standards that are different from those that may be enacted into law and applicable to members of our peer group.

        Executive compensation practices are influenced by a wide range of complex factors, including changes in strategic goals, regulatory developments, and the competitive compensation practices of our peer companies. The Board believes that the Committee is the governing body best suited to formulate executive compensation principles and practices that best serve the interests of our shareholders and the needs of our business.

        Xcel Energy and its Board of Directors are fully committed to maintaining an executive compensation program designed to enhance long-term shareholder value. In this regard, we have and will continue to implement executive compensation policies and practices that reflect this commitment. Given that our program is already strongly aligned with company performance, an advisory vote to ratify prior executive compensation is not necessary, would be counter-productive, and could undermine the fundamental role of the Board and its Committee in formulating executive compensation principles and practices that reflect the interests of shareholders.

        Our Board of Directors recommends a vote "AGAINST" the shareholder proposal to require an annual advisory vote on executive compensation. Proxies solicited by the Board of Directors will be voted "AGAINST" the proposal unless a different vote is specified.

 BENEFICIAL OWNERSHIP OF CERTAIN SHAREHOLDERS

Share Ownership of Directors and Officers

        The following table sets forth information concerning beneficial ownership of our common stock as of March 23, 2010 for: (a) each director and nominee for director; (b) the executive officers set forth in the Summary Compensation Table; and (c) the directors and current executive officers as a group. Unless otherwise indicated, each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table. None of the individual directors or officers or the nominees for director listed in the Beneficial Ownership Table below beneficially owned more than 1% of Xcel Energy's common stock. The directors and executive officers as a group beneficially owned less than 1% of our common stock on March 23, 2010. None of these individuals owns any shares of Xcel Energy's preferred stock.

Beneficial Ownership Table

Name and Principal Position of Beneficial Owner	Common Stock(1)	Options Exercisable Within 60 Days	Restricted Stock	Total Shares Beneficially Owned	Stock Equivalents(2)
Richard C. Kelly(3)	420,131	228,000	—	648,131	16,480
Chairman of the Board and Chief
Executive Officer
C. Coney Burgess	11,841	—	—	11,841	81,332
Director
Fredric W. Corrigan	20,000	—	—	20,000	16,892
Director
Richard K. Davis	7,697	—	—	7,697	16,892
Director
Albert F. Moreno	2,325	—	—	2,325	86,099
Director
Christopher J. Policinski	2,000	—	—	2,000	1,986
Director
Margaret R. Preska	1,300	—	—	1,300	80,721
Director
A. Patricia Sampson	1,873	—	—	1,873	69,102
Director
Richard H. Truly	521	—	—	521	26,117
Director
David A. Westerlund	3,810	—	—	3,810	29,030
Director
Kim Williams	1,000	—	—	1,000	2,009
Director
Timothy V. Wolf	300	—	—	300	13,651
Director
Benjamin G.S. Fowke III	118,449	43,800	16,944	179,193	5,430
Director, President and Chief
Operating Officer
David M. Sparby	58,717	54,000	4,358	117,076	—
Vice President and Chief Financial Officer
Michael C. Connelly	44,831	25,200	22,378	92,409	1,108
Vice President and General Counsel
David M. Wilks(4)	153,519	135,000	—	288,519	9,361
Former President, Energy Supply

Name and Principal Position of Beneficial Owner	Common Stock(1)	Options Exercisable Within 60 Days	Restricted Stock	Total Shares Beneficially Owned	Stock Equivalents(2)
Directors and Executive Officers as a group (24 persons)	965,831	613,875	53,489	1,767,436	467,933

(1)
At March 23, 2010, the closing price of Xcel Energy common stock on the New York Stock Exchange was $21.30.

(2)
Common stock equivalents represent (i) the share equivalents of Xcel Energy common stock held under Xcel Energy's deferred compensation plan as of March 23, 2010, and (ii) stock equivalent units held under the directors' stock equivalent plan.

(3)
Mr. Kelly's wife owns 408 of these shares and 4,497 of these shares are held in a trust for which Mr. Kelly serves as trustee. Mr. Kelly disclaims beneficial ownership of these shares.

(4)
Mr. Wilks retired from the Company on March 31, 2010.

Largest Owners of Xcel Energy's Shares

        The table below sets forth certain information as to each person or entity known to us to be the beneficial owner of more than 5% of any class of our voting securities:

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Common Stock
Franklin Resources, Inc Charles B. Johnson Rupert H. Johnson, Jr. Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403-1906	26,757,584(1)	5.9%

Preferred Stock
Wells Fargo & Company	57,390(2)	32.79%
420 Montgomery Street	20,280(3)	13.52%
San Francisco, California 94104	35,180(4)	35.18%
	21,970(5)	14.65%

(1)
Represents shares of our common stock. The information contained in the table and these footnotes with respect to Franklin Resources, Inc. is based solely on a Schedule 13G filed by each of the listed persons with the Securities and Exchange Commission on February 9, 2010. The filing indicates that (a) the shares are held by investment companies and institutional accounts that are advised by subsidiaries of Franklin Resources pursuant to advisory contracts which grant to such subsidiaries all investment and voting power over the shares, (b) Charles B. Johnson and Rupert H. Johnson, Jr. are the principal stockholders of Franklin Resources and (c) Franklin Advisers, Inc., one of the subsidiaries of Franklin Resources, had sole voting power for 25,529,281 shares of common stock and sole dispositive power for 25,904,281 shares of common stock.

(2)
Represents shares of our cumulative preferred stock, $4.10. Wells Fargo & Company ("Wells Fargo") reported its beneficial ownership on a Schedule 13G/A filed on January 25, 2010, on behalf of itself, Evergreen Investment Management Company, LLC ("Evergreen") and Wells Fargo Securities, LLC. The filing indicates that as of December 31, 2009, Wells Fargo had sole voting and sole dispositive power for 57,390 shares of our cumulative preferred stock, $4.10, and that

  Evergreen had sole voting and sole dispositive power for 57,390 shares of our preferred stock, $4.10. Each share of our cumulative preferred stock, $4.10 is entitled to one vote per share.

(3)
Represents shares of our cumulative preferred stock, $4.56. Wells Fargo reported its beneficial ownership on a Schedule 13G filed on January 25, 2010 on behalf of itself and Evergreen. The filing indicates that as of December 31, 2009, Wells Fargo and Evergreen each had sole voting and dispositive power for 20,280 shares of our cumulative preferred stock, $4.56, and shared voting and dispositive power for 0 shares. Each share of our cumulative preferred stock, $4.56 is entitled to one vote per share.

(4)
Represents shares of our cumulative preferred stock, $4.16. Wells Fargo reported its beneficial ownership on a Schedule 13G filed on January 25, 2010 on behalf of itself and Evergreen. The filing indicates that as of December 31, 2009, Wells Fargo and Evergreen each had sole voting and dispositive power for 35,180 shares of our cumulative preferred stock, $4.16, and shared voting and dispositive power for 0 shares. Each share of our cumulative preferred stock, $4.16 is entitled to one vote per share.

(5)
Represents shares of our cumulative preferred stock, $4.08. Wells Fargo reported its beneficial ownership on a Schedule 13G filed on March 10, 2010 on behalf of itself and Wells Fargo Securities, LLC. The filing indicates that as of February 28, 2010, Wells Fargo and Wells Fargo Securities, LLC each had sole voting and dispositive power for 21,870 shares of our cumulative preferred stock, $4.08, and shared voting for 0 shares, and that Wells Fargo had shared dispositive power for 100 shares. Each share of our cumulative preferred stock, $4.08 is entitled to one vote per share.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the 1934 Act requires our directors and officers to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of our stock. We are required to disclose whether we have knowledge that any person required to file such a report may have failed to do so in a timely manner. We believe that during 2009, all of our officers and our directors subject to such reporting obligations have satisfied all Section 16(a) filing requirements. In making this statement, we have relied upon examinations of the copies of Forms 3, 4 and 5 and the written representations of our directors and executive officers.

 COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

        Xcel Energy is a holding company with subsidiaries engaged primarily in the utility business. In 2009, Xcel Energy's continuing operations included the activity of our four wholly owned utility subsidiaries that serve electric and natural gas customers in eight states. These utility subsidiaries are: Northern States Power Company, a Minnesota corporation; Northern States Power Company, a Wisconsin corporation; Public Service Company of Colorado; and Southwestern Public Service Company. These utilities serve customers in portions of Colorado, Minnesota, Michigan, New Mexico, North Dakota, South Dakota, Texas and Wisconsin. Along with WYCO Development L.L.C., a joint venture formed with Colorado Interstate Gas Company to develop and lease natural gas pipeline, storage, and compression facilities, and West Gas Interstate, an interstate natural gas pipeline company, these companies comprise our continuing regulated utility operations.

        Our strategic plan is focused on providing electric and gas service through our utility operations. This includes our goal of building the core of our utility operations so that we may serve our customers with reasonably priced electric and gas services while maintaining safe, clean, and reliable electric and gas systems. We promote advancements in technology that will lower operational and financial risks while enhancing our stature as the environmental leader amongst utilities. In concert with that, environmental leadership is a strategic priority for Xcel Energy. Our industry leading environmental leadership strategy is designed to meet environmental regulatory requirements, meet customer expectations around utility service value and simultaneously create shareholder value. We have established a highly effective environmental compliance program and record. Through our market leading environmental leadership strategy, we are well positioned to meet the challenges of potential future climate change regulation and comply with the renewable energy mandates.

        Even though Xcel Energy ultimately manages its business based on revenue streams provided by electric and natural gas, our strategy and our operations are customized by jurisdiction. We operate in eight (8) states and have multiple jurisdictions and services in almost all those states. By taking a jurisdictional focus, we operate each state and region as its own company to ensure that we meet the varying stakeholder interests that are unique to each of our jurisdictions. This has allowed us to customize our capital and investment strategy and take advantage of the clean energy and renewable energy incentives created by policy makers in the states in which we operate. By executing our business strategy and investing in our core utility businesses, we optimize our earnings portfolio and the ability to earn a reasonable return in each individual jurisdiction.

        Our consolidated financial goals are to attain long-term earnings per share growth of 5 to 7 percent, maintain annual dividend increases from 2 to 4 percent, and to protect and enhance our credit ratings in the BBB+ to A range. Our earnings projection for ongoing operations for 2009 was $1.45 to $1.55 per share. For 2009, our results from ongoing earnings were $1.50 per share and our GAAP earnings were $1.48 per share.

        Our executive compensation program is designed to promote our success by aligning the economic interests of our executive officers and employees with the interests of our shareholders and our customers to promote superior performance. It is entirely results oriented with a direct correlation to the operating and financial goals of the Company. It is designed on a long-term, low risk approach to compensation that does not encourage or support undue risk taking by our executive officers. It is market based, market competitive, and market tested. All of our programs are founded on widely used and endorsed market compensation principles, are comparative to similarly situated utilities or companies in the marketplace, and have proven to be excellent instruments to reward exemplary performance and discourage undue risk taking.

        To accomplish this, our compensation philosophy is to reward our executive officers at competitive levels that reflect their individual responsibilities and contributions with a focus on the compensation environment in the utility business. The utility direct compensation environment is traditionally lower than similarly situated companies in the broader economy. This is reflective of the conservative philosophy of utility companies working in a fully regulated environment. In addition, we believe that our executive compensation program must be internally consistent and equitable to align the interests of all our executive officers to achieve our strategy. Consequently, we place a significant emphasis on internal equity to ensure that executive compensation is tiered within the Company based upon experience, total responsibilities, and contributions to Company results. To implement this philosophy, our executive compensation program focuses on three key factors:

  •
  We provide a competitive base salary, which is the foundation for attracting and retaining the leadership needed to execute our strategy;

  •
  We create a pay-for-performance environment by making a significant portion of compensation variable through performance-based short- and long-term incentive compensation for both retention purposes and to motivate our executive officers to deliver superior results; and

  •
  We provide a low-risk compensation environment with risks aligned between all stakeholder groups and executive management.

        We believe our philosophy and programs, which ensure we are competitive in the market, have a positive correlation of pay to performance and adhere to sound governance principles. Our philosophy and program for executive officer compensation remained substantially the same in 2009 as compared to 2008. We have evaluated our compensation programs and have made some immaterial changes with regards to environmental leadership and expense reimbursements.

Risk Environment and Assessment

        As part of the annual compensation process, we began in 2009 a review of the Company's compensation programs to analyze our risk profile as well to ensure we continue to maintain a low-risk compensation environment. Our compensation programs are designed to encourage superior performance, the creation of value both in the short-and long-term for our shareholders, the retention of talent to execute our strategy, and the discouragement of undue risk taking which would jeopardize the short or long-term goals of Xcel Energy.

        Overall, our internal risk assessment confirms that our executive compensation plans are low in risk and do not foster undue risk taking. Our compensation philosophy and plans are not complex, are market based, are 100% performance driven, and have strong governance and control mechanisms, including mechanisms like clawback provisions.

        The Company believes this assessment of low risk is supported in both design and in focus of the compensation philosophy. In the design area, incentives are not based on single goals but rather use multiple tiers and indicators. In addition, the incentives use measures such as Total Shareholder Return (see page 63 for explanation) which are broad-based in scope and easily obtainable. The design of the performance-based long-term incentives have long vesting periods (minimum of two years with a maximum of four years), which encourage long-term decision making and value creation. Finally, all grants are capped in number and the only variables for payment are performance and equity market value.

Risk Considerations in Compensation Decisions

        Payment for performance is an important part of our compensation philosophy. We understand that compensation and incentives based on specific measures of performance could encourage undue risk-taking by executive officers, managers or employees at all levels of the Company. As a result the

Committee annually reviews several factors in establishing executive officer compensation programs, setting compensation levels and selecting target measures for variable compensation programs. The Company reviews the same factors in considering compensation of employees generally:

  •
  The relative values of base salaries, annual incentives and long-term incentives;

  •
  The mix of performance measures for each business area and for the Company as a whole under the annual incentive program;

  •
  The relative weighting of performance measures for each business area and the Company as a whole;

  •
  The impact of the performance measures on the Company's financial results;

  •
  The likelihood that achievement of performance measures in one performance period could have material adverse impacts on Company financial performance in succeeding fiscal periods;

  •
  The relative significance of each of the Company's business areas to its overall financial performance;

  •
  The extent to which performance measures are not directly reflected in audited financial statements; and

  •
  The balance between the achievement of short-term objectives and longer-term value creation.

        The Committee will continue to assess our executive management programs to align employee interests with those of long-term shareholder interests.

Executive Compensation Philosophy and Core Principles

        Xcel Energy's executive compensation philosophy is to align and motivate executive leadership's interests with those of our shareholders, customers and employees. This is accomplished primarily by using a combination of base salary, modest perquisites and performance-based incentive compensation, delivered through annual and long-term incentives. There are also retirement programs which also contribute to this philosophy.

        This philosophy has four core principles:

  •
  Executive compensation levels must be competitive. To attract and retain talented leaders, we look to the utility industry 50th percentile for all elements of total direct compensation, which includes base salary, annual incentive and long-term incentives;

  •
  Executive compensation is focused on performance. We structure a compensation mix in which annual and long-term incentives are entirely based on our performance and are designed to comprise more than 50% of the Named Executive Officers' ("NEOs") (defined below) targeted annual compensation;

  •
  The annual and long-term incentives are oriented on strategic, operating, and financial results to deliver rewards for the achievement of key corporate goals that support our strategy and reinforce management's link to shareholders, customers and employees; and

  •
  Equity-based incentives, coupled with our stock ownership guidelines, encourage executive leadership to have significant ownership in the Company and to maintain a focus on the long-term value proposition of our Company.

Executive Compensation Elements and Design

        For 2009, the Xcel Energy total executive compensation program had five components:

  •
  Base salary;

  •
  Annual incentives;

  •
  Long-term incentives;

  •
  A perquisite allowance, which was terminated on January 1, 2010, and other modest perquisites; and

  •
  Post-retirement or other post-employment benefits.

The following graphic represents the average percentage of total compensation for each of these elements for the NEOs (defined below) as a group in 2009.

        Executive officers in general and the executive officers named in the Summary Compensation Table on page 69 (who are referred to in this Compensation Discussion and Analysis as "Named Executive Officers" or "NEOs") in particular all receive the same components of the executive compensation program with the amount (other than retirement benefits) dependent on scope of responsibilities, experience, internal equity and the market for executive officers with similar skills and experience. In considering compensation changes, the Committee considers changes in our business and the market for executive leadership in the utility industry and, as appropriate in certain limited cases, in general industry. Prior year compensation is one consideration in setting current year compensation, but it is not the primary driver in determining future compensation.

        We are primarily dedicated to the utility business and believe our executive compensation philosophy and core principles reflect this. In 2009, we continued to use the 50th percentile of the utility industry in assessing the market rate for our executive officers' total direct compensation. We believe that the 50th percentile is reflective of the peer group of utility companies that are relevant for comparison purposes.

        As shown on the following graph, we have designed that approximately 50% of a NEO's total direct compensation will be in the form of base salary and annual (short-term) incentives, provided that targeted performance is achieved. The remainder of their total direct compensation is composed of long-term incentives. The Committee believes this achieves an equitable and low-risk designed balance between long-term incentive compensation opportunity as compared to base salary and short-term incentive. Through this design, the compensation opportunity aligns the NEO's interests with the long-term performance of the Company and encourages long-range thinking and value creation by our executives. This is consistent with the long-term nature of utility operations and the capital investment necessary for such operations.

        The following graphic shows the average percentage for the NEOs as a group of target total direct compensation of base salary paid in 2009, target annual incentive compensation awards in 2009, and target long-term compensation awards in 2009.

        In 2009, base salary for the NEOs accounted for approximately 26% of target total direct compensation, while target incentive compensation (annual) accounted for approximately 20% of the total direct compensation. Our compensation programs are focused on strategic, operating, and financial results. Consequently, if our results exceed our financial performance objectives and corporate goals, our executives may receive total direct compensation that is above the 50th percentile for the utility industry due to the heavy weighting of variable elements of compensation in total direct compensation. Likewise, if our results do not reach target levels for financial performance objectives or corporate goals, our executive officers may receive total direct compensation amounts that are lower than the 50th percentile. These results are consistent with our executive compensation philosophy to pay for performance and reward our executives for achieving corporate goals that link to our strategy.

        We recognize it is critical to be internally consistent and equitable in order to create the balance necessary to achieve corporate goals and objectives. Consequently, as a part of the compensation evaluation, the total compensation of each officer is evaluated and compared to others of the entire executive team. This evaluation includes comparing the overall scope and responsibilities of each officer to maintain the compensation levels that are internally consistent within each tier of management. These management tiers generally are: CEO, senior corporate officers, individual utility operating officers, and other corporate officers. These four tiers provide a basis for separation in internal pay equity related to officer responsibilities and individual performance. Within each tier, additional evaluation is conducted to ensure intra-tier equity between similarly situated executives based upon overall scope, responsibilities, experience, and performance.

Compensation Survey Data

        In December 2008, at the request of the Committee, and to provide a broad perspective of the competitive compensation market for comparative purposes, Towers Perrin prepared an analysis and evaluation of our executive compensation program relative to survey data. This analysis included an evaluation of each executive officer position, including each NEO. A similar analysis has been completed annually for several years. The Committee uses the compensation data to obtain a general understanding of current marketplace compensation practices. Towers Perrin has been the Committee's consultant for several years, and effective January 1, 2010, it merged with Watson Wyatt. In 2009, we paid Towers Perrin approximately $144,000 for executive officer and director compensation consulting services, of which approximately $108,000 was related to executive officer and director compensation consulting services while the remainder was associated with other executive compensation and salary survey projects.

        Towers Perrin bases its analysis on competitive compensation data collected in two surveys: data related to approximately 60 investor-owned utility companies included in the Towers Perrin Energy Industry Executive Compensation Database, including nearly all major electric and natural gas utilities in the United States, and compensation data related to approximately 800 general industry companies included in the Towers Perrin Executive Compensation Database and Long-Term Incentive Plan Reports. The utility survey is focused by Towers Perrin on utility companies that are similar in various attributes to our Company, including revenue, assets, and number of employees. Compensation data from these surveys was size adjusted using regression analysis to correspond with each officer's approximate scope of responsibility. This data is not used to benchmark compensation but is one of several objective and subjective factors that are considered in executive compensation levels. Other factors include individual performance, experience, operating and financial results, and internal equity.

        Towers Perrin was able to identify comparable positions, find competitive data, and formulate a competitive rate for base salary, annual incentives, long-term incentives and total direct compensation for thirteen positions in its analysis. Towers Perrin concluded that the competitive rates represent the compensation level for a similar position with similar responsibilities and scope in the utility industry. At the Committee's request and in order to provide a broad perspective of the competitive market for comparative purposes, Towers Perrin analyzed data for various market rates, where possible, including: utility industry at the 50th and 75th percentiles, general industry at the 50th percentile and blended industry at the 50th percentile. Blended industry is a blend of utility and general industry data for each pay component, where available. Utility-specific positions were analyzed using utility industry specific data. The CEO and executive positions in a corporate function, as compared to a utility operating function, were analyzed in both the utility industry and general industries. We also utilize the broad based general survey so that we can clearly understand each component of compensation as well as in the aggregate. The Committee has been advised that compensation within 15% (above or below) of the median is considered within the competitive range.

        In addition to reviewing this survey information to gain a general understanding of current compensation practices within the marketplace, the Committee considers several subjective and objective factors, including individual performance, experience, financial results and internal equity. Following consideration of these factors, the Committee exercises its discretion to set specific compensation levels for each executive officer, which may vary from the competitive range. After the Committee sets specific compensation levels based on its determination of the foregoing factors, it then confirms where the final compensation level falls in comparison to the competitive range as an informational matter. In evaluating our executive compensation against survey data, the Committee considers only the aggregated survey data. The identities of the companies comprising the survey data is not disclosed to, or considered by, the Committee in its decision-making process and, thus, is not considered material by the Committee.

Components of Xcel Energy Executive Officer Compensation Program

  Base Salary

        The role of base salary in the Xcel Energy executive officer compensation program is to provide a base or foundational level of regular income that is competitive in the utility industry. As stated above, the Company's executive compensation strategy is generally to compare to the utility industry 50th percentile as the primary reference point, with the flexibility to review other data points as appropriate. Company management then considers the executive officer's individual performance, experience, financial results, internal equity and changes in the marketplace and recommends a base salary to the Committee. The Committee considers such recommendation and factors in determining base salary. The material elements in determining the amount of any increase in base salary of a NEO are the individual's performance in meeting corporate goals and providing executive leadership and changes in the marketplace.

  Annual Incentives

        The role of annual incentives in the Xcel Energy executive officer compensation program is to reward achievement of corporate goals that are designed to benefit our shareholders, customers and employees. Compensation eligibility under the Xcel Energy Inc. Executive Annual Incentive Award Plan (the "2005 Annual Incentive Plan") begins at the threshold performance that provides an opportunity to earn 50% of the targeted award opportunity; targeted compensation is designed to achieve an opportunity to earn 100% of the targeted award; and exceptional performance provides an opportunity to earn 150% of the targeted award. Company management recommended targets based on its evaluation of performance and comparison to available objective and comparative metrics, which they presented to the Committee. These metrics align with the primary strategic objectives of the Company for Environmental Leadership, Safety, and Financial Results. The Committee retains the sole discretion to modify the goals during the course of the year based upon operating, economic, or other conditions, which may arise. The Committee did not exercise this discretion with respect to the 2009 goals.

        Actual award amounts are determined based on achievement of Committee-approved corporate financial and operational goals. In addition, individual performance may be considered in the application of a leadership factor or multiplier to the annual incentive award.

        In December 2008, the Committee set target annual incentive awards for 2009, expressed as a percentage of salary, for all Xcel Energy officers. Certain target annual incentive awards were adjusted in August to reflect the acquisition of new job responsibilities by Mr. Fowke and Mr. Sparby, including a new percentage target for the President and Chief Operating Officer which was newly established. These target award values were analyzed and presented by Towers Perrin. The Committee believes these rates to be appropriate and competitive for the utility industry. These target awards ranged from 100% of salary for the CEO, 70% for the COO, 65% for the CFO and 55% for the President, Energy Supply and Vice President and General Counsel. Payouts of annual incentive awards were to be determined based on the level of achievement of corporate financial and operational goals previously approved by the Committee and described below, with each individual having the opportunity to earn from 0% to 150% of his or her 2009 target award amount. In addition, individual performance may be considered in the application of a leadership factor or multiplier to the annual incentive award.

        In 2009, annual incentive objectives for the NEOs and all executive officers, including those reporting to the CEO, were based entirely on attainment of corporate goals, which included targeted earnings per share, an environmental metric based upon achievement of goals related to emission reductions and the safety of our employees. These objectives were determined to be critical to our performance and to align with our long-term strategy as an environmental leader. Furthermore, the Committee believes that these goals do not encourage short-term thinking or behavior that could threaten the value of the Company or the investment of its shareholders.

        The specific corporate performance measures and goal targets for the 2009 annual incentive awards were:

2009 Corporate Goal	% Weight	Threshold Performance	Target Performance	Maximum Performance	Actual 2009 Performance	% Payout
Greenhouse Gas Emissions Profile	33.33	(1)	(1)	(1)	(2)	145.0
Safety (OSHA recordable incident rate per 100 workers)	23.33	≤2.38	≤2.23	≤2.11	2.11	150.0
Safety (DART — days away, restricted or transferred rate)	10.00	≤1.41	≤1.33	≤1.26	1.21	150.0
Earnings Per Share (from ongoing operations)	33.34	≥$1.45	≥$1.48	≥$1.53	$1.50	100.0

(1)
Performance measure is based on the completion of identified projects associated with carbon dioxide emissions reductions in the area of renewable energy, emissions reductions, energy efficiency and technology. Threshold performance is completion of two identified projects; target performance is completion of three identified projects, and; maximum performance is completion of four identified projects.

(2)
Completion of three and two-thirds identified projects associated with carbon dioxide emissions reductions in the area of renewable energy, emissions reductions, energy efficiency and technology.

        For comparative purposes, the increase in non-equity incentive awards and stock awards seen in the summary compensation table on page 69 and other tables for 2009 as compared to 2008 relate to the non-payment of awards for 2008. In February 2009, after reviewing actual 2008 performance results relative to the established goals for 2008, the Committee and Board concurred with the recommendation by the CEO to not authorize any annual incentive awards for 2008. Management made this recommendation because operational performance results were less than targeted in safety; had we paid an annual incentive, we would not have achieved our threshold financial goal; the overall and underlying distressed economic conditions; the effect of the overall market decline on programs such as our pension and retiree medical plans; and the desire to keep a strong financial foundation for 2009.

        The Company utilizes a leadership factor applicable to the annual incentive program. The purpose of the leadership factor is to allow for the adjustment of the annual incentive award to reflect exceptional individual performance. With the approval of the Committee, awards are multiplied by a leadership factor of 0% to 100%. Prior to any application of the leadership factor, individual performance is not considered in calculating an executive officer's annual incentive. The leadership factor can be applied to increase or decrease an executive officer's annual incentive award. For 2009, leadership factors applied varied from 10% to 25%. For 2009, two of our NEOs received a leadership factor. The CEO recommended, and the Committee approved, a leadership factor of 25% for the President and Chief Operating Officer for his outstanding effort in cost reduction and management initiatives in 2009, in recognition of his seamless transition to the COO role from the CFO role, the exceptional management of pension and trust assets to realign the Company's investment strategies in a tumultuous market year and the excellent support of all jurisdictions for rate case outcomes.

        The Committee determines whether to apply a leadership-rating factor for the CEO. The CEO does not participate in this determination. The Committee applied a leadership factor of 25% to the annual incentive of the Chief Executive Officer for 2009. The leadership factor was applied to reward his leadership role in managing through extraordinary weather and sales challenges, the Company's outstanding performance in furtherance of its goals on environmental leadership, the constructive regulatory results in all jurisdictions with particular success in positive growth in SPS earnings and resolution of SPS fuel allocation issues, the initiation of legislative strategies which furthered the operational and financial goals of Xcel Energy and the smooth succession planning and guidance of new senior management into new roles.

        In order to encourage and maintain significant share ownership by executive officers, the 2005 Annual Incentive Plan offers executives an election to receive any payments in shares of common stock or shares of restricted stock (which vest in equal installments over a three-year period).

  Long-Term Incentives

        The role of long-term incentives in the Xcel Energy executive officer compensation program is to align management's interests with the Company's long-term strategy and with the interests of our shareholders and customers and to provide a retention mechanism and to attract executive talent. We target approximately 50% of our NEOs' total direct compensation in base salary and annual incentive with the remainder targeted as long-term compensation in order to align the NEO's interest with the long-term performance of the Company. In December 2008, the Committee set target long-term incentive awards, expressed as a percentage of salary, for all Xcel Energy officers. Actual award targets for each NEO were tied to management tier and scope of responsibility at the beginning of 2009. Actual award amounts are reflected in the Grants of Plan-Based Awards Table on page 74. All long-term compensation is entirely performance-based with no time vesting provisions. In addition, one form of long-term incentives requires at least two years before performance can be achieved and are forfeited after a maximum of four years. The other form of long-term incentives is tied to a rolling three-year performance result.

        The plan allows for several forms of incentive compensation from which the Committee may select in designing its long-term incentive program. The Committee and the Company believe strongly in providing long-term incentive opportunities that deliver awards upon the achievement of specific performance goals linked to the success of the Company and its long-term strategy in the core utility business. Furthermore, the Committee believes that these arrangements encourage long-term thinking by our executives and do not encourage inappropriate risk taking.

        For 2009, the Company's long-term incentive plan had two components:

  •
  Performance-based restricted stock units; and

  •
  Performance shares.

        Performance-based restricted stock units are targeted to deliver 50% of each executive officer's long-term incentive opportunity, with the remaining 50% delivered through the performance share component. Neither the plan nor its application materially changed in 2009.

        Performance-Based Restricted Stock Unit Component.    Effective January 1, 2009, the Company granted performance-based restricted stock units to executive officers. The award of the restricted stock units is priced based on the closing stock price on the first trading day of the award year.

        Each restricted stock unit represents one share of our common stock, and earned restricted stock units pay out in shares of our common stock. Prior to the expiration of the restricted period, restricted stock units may not be sold, encumbered or otherwise transferred by the participant. In order to align an executive officer's interests with those of our shareholders, dividend equivalents are earned on restricted stock units during the performance period to the same extent dividends are paid on shares of our stock, but are only paid if the performance target is achieved.

        When the restricted period ends, restrictions on transfer of the restricted stock units lapse, based on the achievement of two separate performance criteria. For 2009, of the total restricted stock units awarded (plus associated earned dividend equivalents), 75% have a performance-based vesting schedule based on Earnings Per Share ("EPS") growth. The grant of this tranche of restricted stock units is intended to link the interest of executive officers with the creation of shareholder value, represented by sustained increases in EPS. The restriction period for these awards will lapse if Xcel Energy achieves 15% EPS growth from the fiscal 2008 EPS. Additionally, Xcel Energy's annual dividend paid on its common stock must remain at $0.94 per share or greater. EPS growth will be measured annually at the end of each fiscal year and restricted stock units could vest between two and four years from the date of grant. The first date the performance criteria will be measured is December 31, 2010. If the performance criteria are not achieved by December 31, 2012, all associated restricted stock units and dividend equivalents are forfeited.

        The remaining 25% of the awarded restricted stock units (plus associated earned dividend equivalents) have a performance-based vesting schedule related to our strategy as an environmental leader. For these restricted stock units, the restriction period will lapse based on the achievement of activities or goals intended to result in emissions reductions. This goal was selected to further the corporate goal of environmental leadership, which includes prudently reducing our emissions and impact on the environment. The following table outlines our environmental targets by category, and notes with respect to each environmental target its estimated completion date. For the environmental goal restricted stock units granted in 2009, nine of the 12 environmental targets must be achieved on or prior to December 31, 2012 for the restrictions on the restricted stock units to lapse and the awards and associated dividend equivalents to vest.

Renewable Energy (MW)	Efficiency (GWh)[1]	Emissions Reduction	Technology

• Obtain regulatory approval and rider recovery authorization for self-build projects (Dec. 31, 2009)	• 450 GWh (for the year ended Dec. 31, 2009)	• Commercial Operation Declaration 508 MW (Riverside) (Dec. 31, 2009)	• Implement 3 small innovative, clean technology projects (one project associated with each year ended Dec. 31, 2009, Dec. 31, 2010 and Dec. 31, 2011)

• 200 additional MW of Company-owned renewable energy into commercial operation (Dec. 31, 2010)	• 617 GWh (for the year ended Dec. 31, 2010)	• Retire 73 MW (Cameo) (Dec. 31, 2010)	• Smart Grid Initiative — SmartGridCity™ completed (Dec. 31, 2009), Develop Smart Grid Corporate Strategy (Dec. 31, 2010), Begin Smart Grid Deployment (Dec. 31, 2011)

• 150 additional MW of Company-owned renewable energy into commercial operation (Dec. 31, 2011)	• 648 GWh (for the year ended Dec. 31, 2011)	• Complete 70 MW Power Uprate Project (Monticello/Prairie Island) (Dec. 31, 2011)	[Intentionally blank]

1
This target represents the energy reduction targets for our Customer Demand Side Management programs. It represents the annual savings we achieve from our customer goals, resulting in 1,715 GWh total.

        As outlined in the table, the performance objectives require accomplishment of a number of specific projects linked to increases in renewable energy sources, emission reductions, efficiency enhancements and technology implementations. Performance against these environmental goals will be measured annually at the end of each fiscal year. Restricted stock units may vest between two and four years after the date of the grant. The first date the performance criteria will be measured is

December 31, 2010. If the performance criteria are not met by December 31, 2012, all associated restricted stock units and dividend equivalents are forfeited.

        For 2009, the CEO was awarded 96,669 restricted stock units. Other NEOs were awarded from 7,325 to 25,677 restricted stock units. These awards are included in the Grants of Plan-Based Awards Table.

        For the measurement cycle that ended in 2009 (representing awards granted effective January 1, 2007), the restricted stock units related to the 25% award directed at environmental leadership resulted in a performance based vesting and payout. Performance considered whether the average of actual performance results for nitrogen oxide ("NOx"), sulfur dioxide ("SO2") and carbon dioxide ("CO2") emissions reductions (measured a percent of target performance), met or exceeded 100%. For the cycle that ended in 2009, our approximate achievement on these three measures ranged from 102% to 112% of target, resulting in an approximate overall average achievement of 107%. As a result, all the associated restricted stock units vested.

        For the 2007 to 2009 measurement cycle, the CEO was awarded 21,619.50 restricted stock units related to environmental performance. Other NEOs were awarded 1,755.75 to 4,731.75 restricted stock units. One NEO, Mr. Connelly, has no restricted stock units related to environmental performance as he was not an executive officer at the time of the grant of these awards.

        The performance goals for the 2007 and 2008 restricted stock units related to EPS growth were not achieved as of Dec. 31, 2009; there is one additional year to achieve the EPS growth on 2007 units before expiration and two additional years to achieve the EPS growth on the 2008 units.

        Performance Share Component.    At the December 2008 Committee meeting, the Committee awarded performance shares to executive officers effective January 1, 2009. Payout of the performance share award is dependent entirely on a single measure, Total Shareholder Return ("TSR") relative to our peers. Xcel Energy's TSR, as measured over a three-year period, is compared to the three-year TSR of other companies in the Edison Electric Institute Electrics Index ("EEI Electrics Index") as a peer group. The EEI Electrics Index is composed of approximately sixty investor-owned domestic electric utilities. The Committee believes this is the appropriate peer group for comparing creation of shareholder value. Awards of performance shares directly link the interest of executive officers with shareholders by rewarding management for creating enterprise value as compared to utility industry peer companies.

        Awards in the performance share component are denominated in shares, each of which represents the value of one share of Xcel Energy common stock. The target number of shares granted was calculated by dividing the executive's target award by the closing stock price on the first trading day of the award year. Performance shares are not credited with dividend equivalent units during the performance period. At the end of each three-year period, the performance share component provides for payout at the target level if Xcel Energy's TSR is at the 50th percentile of the peer group and payout at 200% of the target level for performance at or above the 90th percentile of the peer group. The performance unit component provides smaller payouts for performance below the 50th percentile. No payout would be made for performance below the 35th percentile.

        For 2009 the CEO was awarded 96,669 performance shares. Other NEOs were awarded from 7,325 to 25,677 performance shares. These awards are included in the Grants of Plan-Based Awards Table.

        For the measurement cycle that ended in 2009 (representing awards granted effective January 1, 2007), the TSR was at the 77th percentile resulting in a 167.5% of target payout. For the 2007 to 2009 measurement cycle, the CEO was awarded 95,211 shares. Other Named Executive Officers were awarded from 7,732 to 20,838 performance shares. The Committee determined to pay the performance share awards 50% in cash and 50% in shares of our common stock. One NEO, Mr. Connelly, has no performance shares for the 2007 to 2009 measurement cycle as he was not an executive officer at the time of the grant of these awards.

        Stock Options.    The Company has not granted stock options since December 2001. The CEO and other NEOs received stock option grants from the Company or its predecessors. The grant prices for all of these stock option awards were above the market price of the Company's shares as of December 31, 2009.

  Other Benefits

        Perquisites.    For 2009, as was the practice in 2008, the CEO received a cash perquisite allowance of $30,000 and the other NEOs received a cash perquisite allowance of $25,000. The purpose of the cash perquisite allowance was to provide reimbursement for expenses or items that an executive incurred that promote efficiency in conducting our business and help focus executive officers on the Company. We did not prescribe the use of the cash perquisite allowance. The cash perquisite allowance was paid separately from the executive officer's base salary, but was paid at the same time as the base salary. The cash perquisite allowance was fully taxable at the time of payment.

        Effective January 1, 2010, the Committee eliminated all perquisite allowance payments to executive officers. After a review of the intent of the payment, the market perception of perquisite allowances, and the amount of the payments in comparison to salaries, the Chief Executive Officer decided to terminate the perquisite allowance program for all other Xcel Energy employees who received this benefit effective March 1, 2010.

        The Company and the Committee are sensitive to concerns about the expense of operating the two aircraft the Company leases for business travel purposes. Flights for strictly personal use are prohibited. However, the Company and the Committee believe that use of these aircraft is critical to the successful operation of the Company's business, given the large geographical area our operations cover, which extends over 100,000 square miles, and the need for our executives and other employees to travel to locations in our eight-state system that are not otherwise easily accessible by aircraft. Effective management frequently requires us to be in different locations — in person. Operating these aircraft allows our executives and employees to move to other locations efficiently, safely and productively. The company has made significant efforts to reduce the variable costs of the planes by reducing the number of flights so that we make the most efficient use of these assets. We permit executive officers and their families to use the aircrafts for personal travel only when the aircraft is already scheduled to fly to a destination on Company business and only when there is an open seat available. Any such personal travel for the individual or his or her family member is reported as taxable income on behalf of the individual. We do not gross up executives for any additional tax associated with this imputed income.

        As part of our project to demonstrate and evaluate plug-in hybrid electric vehicles ("PHEVs") and vehicle-to-grid technology, Xcel Energy has converted several vehicles into PHEVs. These vehicles are used by our fleet pool, and we offer them to certain employees as part of an internal test program to utilize in real-life, real-world situations. For research purposes and to demonstrate our environmental leadership and executive commitment to that strategy, the Company provided a PHEV to the senior executive officers (the CEO and the CFO), which they use for both business and personal purposes. These officers will provide feedback to the company on the vehicles as part our testing program. We do not reimburse our executives for any tax associated with the value of their use of Company aircraft or the PHEVs.

        The Company does not generally provide tax gross ups to executive officers. However, in 2009 the Company agreed to reimburse Mr. Wilks to cover the tax gross up associated with the under-withholding of Minnesota state income taxes related to his business travel to Minnesota in the years 2003-2007. The under-withholding was due to an error by the Company. The tax gross up was $45,588.

        Xcel Energy has available a comprehensive relocation package for NEOs in the same way as management employees. This benefit includes temporary living arrangements, home search trip, shipment of household goods and travel allowance for family, home sale and home purchase assistance as well as miscellaneous allowance, up to one month's base salary not exceeding $5,000, and gross ups on certain taxable benefits. None of our NEOs received relocation benefits during 2009.

        Retirement and Deferred Compensation Benefits.    In 2009, the Company provided retirement benefits to executive officers under the Xcel Energy qualified and non-qualified pension plans subject to the same terms as all eligible non-bargaining employees. The role of the pension plans in executive compensation is the same as it is for other employees: to provide income after retirement, and aid in the retention of qualified employees, including executive officers. The qualified pension plan includes earnings below the Internal Revenue Service's established limits and the benefit may be payable in a manner that results in individual income tax advantages. The non-qualified pension plan includes earnings, if any, above the same Internal Revenue Service limit. The 2009 Internal Revenue Service earnings limit was $245,000.

        Each executive officer was eligible to participate in Xcel Energy's 401(k) Savings Plan and Deferred Compensation Plan. The plans allow executive officers, like other eligible employees, to defer all or a portion of their base salary and their annual incentive award up to certain limits. For 2009, the Company matched 50% of eligible amounts deferred to both plans up to 8% of base salary. The purpose of the Deferred Compensation Plan is to make up for retirement benefits that cannot be paid under the Company's qualified retirement plans due to the Internal Revenue Service Code limitations and the exclusion of certain compensation elements from pension eligible earnings.

        Certain executive officers were eligible to participate in the Supplemental Executive Retirement Plan ("SERP"). In 2008, the Board closed the SERP to new participants. Benefits will continue to accrue for executives who became participants in the SERP before this closure. The SERP provides benefits to these executive officers in addition to those provided through the qualified and non-qualified pension plans. The role of the SERP plan is to provide income after retirement commensurate with the executive officer's income during employment with the Company. The SERP is designed to encourage continued employment on the part of executive officers and aids in the retention of qualified officers. Covered compensation for the purposes of calculating SERP benefits includes base salary and annual incentive. Long-term incentive payments are not included in covered compensation. The SERP benefit is valued as a 20-year annuity but is payable as a lump sum after the officer's termination of employment. Unreduced benefits are payable at age 62, or as early as age 55 reduced 5% for each year that the benefit commencement date precedes age 62.

        Severance Policy.    The Company provides severance benefits to a NEO in accordance with the Xcel Energy Senior Executive Severance and Change in Control Policy (as amended, the "Severance Policy"). The Board of Directors or the Committee may name additional participants. The Committee believes the Severance Policy provides a competitive severance benefit which helps to manage any potential risks and changes in the event the Company undergoes a change in control. Outside of change in control situations, the Severance Policy also encourages executive officers to focus on the interests of Xcel Energy and its shareholders without undue concern that the officer will be terminated without compensation and benefits until the officer obtains another position.

        The Committee believes that the Severance Policy aligns the executive officer's interest with that of the Company and shareholder. This is particularly true with respect to a corporate transaction, such as a sale or merger transaction, which may result in an executive officer's termination. Given the protracted nature of such transactions in the utility industry, retaining and continuing to motivate the Company's key executives would be critical to protecting shareholder value. In a change of control situation, outside competitors are also more likely to try to recruit top performers away from the Company, and our executive officers may be more likely to consider these opportunities when faced with uncertainty about retaining their positions. The policy is intended to provide an incentive to complete such transactions even when the transactions may result in the officer's termination. The benefits payable under the

Severance Policy for scenarios is discussed in more detail under "Potential Payments Upon Termination or Change in Control" beginning on page 85.

Grant Timing Practices

        We have the following practices regarding the timing of equity compensation grants:

  •
  Performance shares and restricted stock units are normally granted on the date of our regularly scheduled December Committee meeting. We use the closing stock price on the first trading day of the year of grant to price the award of restricted stock units. The target number of performance shares granted was calculated by dividing the executive's target award by the closing stock trading price on the first day of the year.

  •
  Annual grants of stock equivalent units to directors are made on the first business day following the annual shareholders meeting. We use the average of the high and low trading prices of our common stock on the day after the annual meeting to determine the value of each stock equivalent unit granted.

  •
  In years where we pay out annual incentive awards, we issue the common shares and restricted shares of our common stock to officers who elect to receive their award in common and/or restricted shares on the regularly scheduled date of the February Committee meeting. Historically we have used the average of the high and low trading prices of our common stock on the day of the Committee meeting to determine the number of shares of common and/or restricted stock shares to issue but effective for 2010 awards we will use the closing price of our common stock the day before the Committee meeting.

  •
  We have no practice or policy relating to the timing of the release of Company information around our grant dates.

Stock Ownership Guidelines

        The Company believes that it is essential to align management's interests with those of the shareholders. As part of this philosophy, the Company adopted stock ownership guidelines for executive officers. The Company believes that linking a significant portion of an executive's current and potential future net worth to the Company's success, as reflected in the stock price, ensures that executive officers have a stake similar to that of the Company's shareholders. Such guidelines also encourage the long-term management of the Company for the benefit of the shareholders. The share ownership guideline for each executive is based on the executive's position. The guideline for the CEO is five times base salary. The guideline for the COO is four times base salary. The other NEOs have a guideline of three times base salary. Each executive is expected to achieve the applicable ownership guidelines within five years of assuming an executive position. If an executive changes position, a new timeline is set based upon that position's requirements. All shares that the executive is entitled to vote count toward compliance with the ownership guidelines. For a given year, the number of shares necessary to satisfy the guidelines is based on the closing sale price of the Company's stock on the last trading day of the prior fiscal year. For purposes of calculating compliance with the guidelines for 2010, the closing price of $21.22 per share on December 31, 2009, will be used.

Name	Date of 5-year guideline achievement	5-year guideline	Ownership position as of 12/31/09
Richard C. Kelly	July 2010	5x	5.6x
David M. Sparby	August 2014	3x	2.1x
Benjamin G.S. Fowke III	August 2014	4x	3.1x
David M. Wilks	August 2005	3x	5.9x
Michael C. Connelly	May 2012	3x	2.1x

        Xcel Energy prohibits the use of any hedging or similar transactions related to its shares for all employees, including executives. In February 2009, the Board re-examined our policies relating to stock ownership by our executives, directors and other employees. The Board determined to reaffirm the prohibition on hedging and related transactions and also decided to prohibit the pledging of shares by executive officers and directors, unless the executive officer or director receives approval from the securities trading policy committee prior to pledging the shares. The Board believes that these policies are consistent with our philosophy that senior executives' and directors' interests should be aligned with those of our long-term shareholders through equity ownership.

Clawback Policy

        In 2007, the Committee adopted a clawback policy to provide the Company the right to recover certain payments made to executives. Beginning with the 2008 awards, Xcel Energy may recover annual and long-term incentive awards from an executive who is terminated from Xcel Energy for fraud or misconduct resulting in a restatement of Xcel Energy's earnings or financial statements.

Impact of Accounting and Tax Treatment on Executive Compensation

        Federal tax law limits the deductibility of executive compensation in excess of $1,000,000 unless certain exceptions are met. It is the Committee's intent to maintain the deductibility of executive compensation to the extent reasonably practicable and to the maximum extent possible but also consistent with its other compensation objectives. For 2009, a portion of the compensation of the CEO was non-deductible.

        As stated above, the Company offers a qualified pension plan to all employees that includes earnings below an Internal Revenue Service established limit and the benefit may be payable in a manner that results in individual income tax advantages. The Company also offers a non-qualified pension plan that includes earnings, if any, above the same Internal Revenue Service limit and the benefit generally does not provide any individual income tax advantages. For 2009, the Internal Revenue Service annual limit was $245,000. Each executive officer was also eligible to participate in Xcel Energy's Deferred Compensation Plan which is designed to allow participants to make up for retirement benefits that cannot be paid under the Company's qualified retirement plans as discussed above.

 TABLES RELATED TO EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

        The following table provides information regarding compensation paid or to be paid by us or any of our subsidiaries to the Chief Executive Officer, the Chief Financial Officer and the three other most highly compensated executive officers (who we refer to collectively in this section as the "Named Executive Officers" or "NEOs") for 2009. From left to right, the following elements are disclosed in the columns of the Summary Compensation Table:

        Base Salary — The amounts in this column reflect the amount of base salary earned for a particular year regardless of whether or not any portions were deferred under the 401(k) Plan or otherwise.

        Bonus — The amounts in this column reflect that portion of the awards under the 2005 Annual Incentive Plan that are attributable to the leadership-rating factor including any discretionary upward adjustment that was applied by the Committee. This amount does not, however, include amounts that the executive officer elected to receive in shares of unrestricted and restricted common stock in lieu of a portion of the cash payment for which they were otherwise entitled under the 2005 Annual Incentive Plan.

        Stock Awards — The amounts in this column reflect the aggregate grant date fair value of stock awards granted in accordance with FASB ASC Topic 718 for (i) the performance shares that were granted in 2007 (with a 1/1/07 to 12/31/09 performance period), 2008 (with a 1/1/08 to 12/31/10 performance period) and 2009 (with a 1/1/09 to 12/31/11 performance period), and (ii) performance-based restricted stock units granted in 2007, 2008 and 2009. The amounts in this column also reflect, for 2007 and 2009, awards earned under the 2005 Annual Incentive Plan, including: (i) amounts that the executive officer elected to receive in shares of unrestricted and restricted common stock in lieu of a portion of the cash payment for which he was otherwise entitled under the 2005 Annual Incentive Plan; (ii) that portion of the awards under the 2005 Annual Incentive Plan that are attributable to the leadership-rating factor including any discretionary upward adjustment that was applied by the Committee that the executive officer elected to receive as shares of stock in lieu of a cash payment and (iii) the applicable premium (5% for unrestricted shares and/or 20% for restricted shares) received for stock awards under the 2005 Annual Incentive Plan. The amount reported is not intended and does not represent earned or paid compensation as the majority of the performance shares and the restricted stock units are still subject to performance and vesting conditions.

        Non-Equity Incentive Plan Compensation — The amounts in this column represent awards earned under the 2005 Annual Incentive Plan, excluding amounts that the executive officer elected to receive in shares of unrestricted and restricted shares in lieu of a portion of the cash payment for which they were otherwise entitled under the 2005 Annual Incentive Plan. This amount also excludes any amounts attributable to the leadership-rating factor or the premium (5% for unrestricted stock and 20% for restricted stock) attributable to the election to receive shares of stock in lieu of a cash payment. Amounts attributable to the application of the leadership factor appear in the Bonus column and/or Stock Awards column depending on the executive officer's elected form of payment. The value of the premium is also reflected in the Stock Awards column.

        Change in Pension Value and Non-Qualified Deferred Compensation Earnings — The amounts in this column reflect the actuarial increase in the present value of the executive officer's benefits under all pension plans established by the Company determined using interest rate and mortality rate assumptions consistent with those used in the Company's financial statements. Thus, the amount reported does not represent earned or paid compensation for the year 2009. The increase from the prior year is generally due to (1) the additional years of service earned by the executive officer under the plans, (2) the increase in the final average salary from the prior year used to determine plan benefits, (3) the interest earned on accumulated benefits during the year (that is, the decrease in the deferral period until benefits commence as the executive officer approaches retirement), and (4) changes in actuarial assumptions. Amounts shown in this column for 2008 were also negatively impacted by the Committee's decision not to pay annual incentive for 2008. For Mr. Sparby and Mr. Connelly, this amount also includes preferential earnings under a grandfathered non-qualified compensation plan.

        All Other Compensation — The amounts in this column reflect Company contributions into the 401(k) Plan and Xcel Energy's Deferred Compensation Plan, insurance premiums, accrued vacation pay and perquisites and other personal benefits. The specific amounts are detailed in a footnote to this column.

        Total — The amounts in this column are the sum of the amounts listed above.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
Richard C. Kelly	2009	1,175,000	386,762	3,408,824	1,547,046	4,706,771	115,779	11,340,182
Chairman and	2008	1,175,000	—	3,475,871	—	314,623	108,018	5,073,512
Chief Executive Officer	2007	1,100,000	220,011	3,665,255	1,100,055	3,030,450	93,510	9,209,281
David M. Sparby	2009	386,667	—	340,356	333,853	939,468	46,596	2,046,940
Vice President and Chief	2008	345,000	—	263,388	—	105,659	35,657	749,704
Financial Officer
Benjamin G.S. Fowke III	2009	650,000	101,888	1,206,546	407,551	952,839	66,026	3,384,850
President and Chief	2008	565,000	—	808,737	—	122,494	61,088	1,557,319
Operating Officer	2007	535,000	52,165	927,384	260,825	223,080	60,186	2,058,640
David M. Wilks	2009	455,000	—	489,695	329,488	859,820	193,096	2,327,099
Former President, Energy Supply	2008	455,000	—	499,322	—	—	55,166	1,009,488
	2007	435,000	35,889	531,465	239,262	736,657	54,497	2,032,770
Michael C. Connelly	2009	430,000	—	836,450	—	555,241	50,805	1,872,496
Vice President and General
Counsel

(1)
Amounts reported in this column for each year represent the grant date fair value of long-term incentive awards (performance shares and performance-based restricted stock units) granted to each executive officer during the applicable year, as well as the value of the shares of restricted and unrestricted common stock each executive officer elected to receive in lieu of the cash payment to which he was otherwise entitled to under the 2005 Annual Incentive Plan for the respective years. In each instance, the grant date fair value was computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The value of the restricted and unrestricted shares granted under the 2005 Annual Incentive Plan is determined based on the fair market value of our common stock at the time the shares were issued following the close of the performance year, and includes the premium (20% for restricted stock) payable for the election to receive shares of stock in lieu of cash. The grant date fair value of the performance-based restricted stock units is determined based on the market price of our common stock on the grant date of the award and is based on the assumption that the performance conditions will be achieved and the units and future credited dividend equivalents will vest and will not be forfeited. The grant date fair value of the performance shares is determined using the assumption that the target performance condition will be achieved and based on the market price of our common stock on the grant date of the award discounted by the present value of assumed future dividends on our common stock, since grantees have no right to receive payment of dividend equivalents under the terms of the award. For a discussion of the assumptions and methodologies used to calculate the amount reported, see Note 10, Share-Based Compensation, to Xcel Energy's Consolidated Financial Statements, included as part of Xcel

  Energy's 2009 Annual Report on Form 10-K. The value of the performance shares on the grant date assuming that the maximum performance conditions will be achieved is:

	Richard C. Kelly	David M. Sparby	Benjamin G.S. Fowke III	David M. Wilks	Michael C. Connelly
2009	$3,175,160	$240,594	$843,378	$456,128	$431,066
(2)
The amounts in the Non-Equity Incentive Plan Compensation column represent awards earned under the 2005 Annual Incentive Plan in 2007, 2008 and 2009, excluding amounts that the executive officer elected to receive in shares of restricted common stock including the premium (20%) attributable to the election to receive restricted shares of stock in lieu of a cash payment. The value of stock received in lieu of the cash payment plus associated premiums is reflected in the Stock Awards column for the respective years.

(3)
The amount reported in this column does not represent earned or paid compensation. Pension values are dependent on many variables including years of service, earnings and actuarial assumptions. See "Pension Benefits" beginning on page 79. Amounts in this column reflect the actuarial increase in the present value of the executive officer's benefits under all pension plans established by the Company determined using interest rate and maturity rate assumptions consistent with those used in the Company's financial statements. For Mr. Wilks, change in pension value for 2008 was ($20,994). Negative changes in pension value are not included in the Summary Compensation Table. For Mr. Sparby and Mr. Connelly, the amount reported also includes preferential earnings of approximately $1,510 and $2,195, respectively, under a nonqualified compensation plan from a grandfathered deferred compensation benefit.

(4)
The amounts in the "All Other Compensation" column for the NEOs include the following:

Name	Company Matching 401(k) Contributions ($)	Contributions to the Non-Qualified Savings Plan ($)	Imputed Income on Life Insurance Paid by Company ($)	Accrued Vacation Pay ($)	Company Sponsored PHEV ($)	Perquisites Allowance ($)	Other ($)	Total ($)
Richard C. Kelly	8,250	38,750	7,524	22,596	8,659	30,000	—	115,779
David M. Sparby	1,400	—	4,902	6,635	8,659	25,000	—	46,596
Benjamin G.S. Fowke III	8,250	17,750	2,622	12,404	—	25,000	—	66,026
David M. Wilks	8,250	9,950	3,216	—	—	25,000	146,680	193,096
Michael C. Connelly	8,250	8,600	686	8,269	—	25,000	—	50,805

        The amounts represented in the "Company Sponsored PHEV" column represent the estimated value of providing the plug-in hybrid electric vehicle from our fleet to the executive by estimating the lease expense for a comparable vehicle through our fleet program. The estimated expense takes into account the cost of using the vehicle including fuel, maintenance, license, title and registration fees, and insurance.

        The amounts represented in the "Other" column include a reimbursement the Company made to Mr. Wilks, a Colorado resident, to cover under-withholding of Minnesota state income tax for business travel to Minnesota in the years 2003-2007. The amount represents a tax under-withholding payment of $101,092 and a gross-up of $45,588 to cover the additional tax liability associated with the payment.

        Executive officers and their families may use the corporate aircraft for personal travel only when the aircraft is already scheduled to fly to the destination on Company business and only when there is an open seat available. The aggregate cost of personal use of the corporate aircraft is determined on a per flight basis and includes the cost of actual fuel used, the hourly cost of aircraft maintenance for the applicable number of flight hours, landing fees, trip related hangar and parking costs, universal weather monitoring costs, if applicable, crew expenses and other variable costs specifically incurred. Because the plane may only be used for personal travel if the aircraft already is scheduled to fly to the destination and an open seat is available, there is no incremental cost to the Company for such personal use. The Company has significant corporate operations in Minneapolis, Minnesota and Denver, Colorado, and some executive officers, including several of the NEOs, split time between those offices and utilize the corporate aircraft to travel between Minneapolis and Denver. Executive officers also have the occasional personal use of event tickets when such tickets are not being used for business purposes, for which we have no incremental costs.

SUPPLEMENTAL DIRECT COMPENSATION TABLE

        The Supplemental Direct Compensation Table below depicts the compensation that was actually paid to the NEOs for 2009. This table excludes those components of the Summary Compensation Table that represent (i) amounts earned but not yet received due to time requirements and (ii) amounts granted but which are still subject to certain time and performance criteria. In addition, the Supplemental Direct Compensation Table does not include amounts attributable to changes in Pension Values or Earnings on Non-Qualified Deferred Compensation. This table does not necessarily reconcile to the tax definition of 2009 received compensation (W-2) due to the timing of payments. This Supplemental Direct Compensation Table is not a substitute for the information contained in the Summary Compensation Table and the other tables required by the SEC's rules.

        The elements of total direct compensation in the table below include:

        Salary — As described in the Summary Compensation Table.

        Bonus — The amounts in this column reflect that portion of the awards under the 2005 Annual Incentive Plan that are attributable to the leadership-rating factor including any upward discretionary adjustment that was applied by the Committee.

        Non-Equity Incentive Plan Compensation — The amounts in this column represent awards earned under the 2005 Annual Incentive Plan, including amounts that the executive officer elected to receive in shares of unrestricted and restricted common stock in lieu of a portion of the cash payment for which they were otherwise entitled under the 2005 Annual Incentive Plan. This amount excludes any amounts attributable to the leadership-rating factor or the premium (5% for unrestricted stock and 20% for restricted stock) attributable to the election to receive shares of stock in lieu of a cash payment. Amounts attributable to the application of the leadership factor appear in the Bonus column and/or Annual Incentive Stock Premium Value column depending on the executive officer's elected form of payment.

        Annual Incentive Stock Premium Value — The amounts in this column represent the value attributable to the premium (20% for restricted stock) received for electing to receive stock in lieu of a portion of the cash payment otherwise payable under the 2005 Annual Incentive Plan.

        All Other Compensation — As described in the Summary Compensation Table.

        Stock Awards Value Realized on Vesting — Value of long-term incentive awards that vested in 2009 as described in the Option Exercises and Stock Vested Table on page 77. The value excludes the value of restricted stock received in lieu of cash the executive was otherwise entitled to receive under the 2005 Annual Incentive Plan as including this value results in double counting the value as earnings.

 Supplemental Direct Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Non-Equity Incentive Plan Compensation ($)	Annual Incentive Stock Premium Value ($)	All Other Compensation ($)	Stock Awards Value Realized on Vesting ($)	Total ($)
Richard C. Kelly	2009	1,175,000	386,762	1,547,046	—	115,779	3,773,416	6,998,003
Chairman and	2008	1,175,000	—	—	—	108,018	2,838,074	4,121,092
Chief Executive Officer	2007	1,100,000	220,011	1,100,055	—	93,510	4,336,181	6,849,757
David M. Sparby	2009	386,667	—	402,232	13,676	46,596	306,436	1,155,607
Vice President and Chief	2008	345,000	—	—	—	35,657	154,385	535,042
Financial Officer
Benjamin G.S. Fowke III	2009	650,000	152,072	608,285	50,184	66,026	825,866	2,352,433
President and	2008	565,000	—	—	—	61,088	701,715	1,327,803
Chief Operating Officer	2007	535,000	69,553	347,767	20,866	60,186	1,287,100	2,320,472
David M. Wilks	2009	455,000	—	329,488	—	193,096	547,158	1,524,742
Former President, Energy	2008	455,000	—	—	—	55,166	468,844	979,010
Supply	2007	435,000	35,889	239,262	—	54,497	1,048,448	1,813,096
Michael C. Connelly	2009	430,000	—	311,384	62,277	50,805	—	854,466
Vice President and
General Counsel

GRANTS OF PLAN-BASED AWARDS TABLE

        The following table discloses on a grant-by-grant basis equity and non-equity awards effective in 2009. (The Committee approved the awards December 9, 2008, effective January 1, 2009.) From left to right, the following elements are disclosed in the columns of the Grant of Plan-Based Awards Table:

        Estimated Future Payouts Under Non-Equity Incentive Plan Awards — The amounts in this column show target annual incentive awards pursuant to the 2005 Annual Incentive Plan, exclusive of the leadership-rating factor. Annual incentive awards, expressed as a percentage of salary, were set by the Committee under the 2005 Annual Incentive Plan. Payouts of annual incentive awards are dependent on the level of achievement of corporate financial and operational goals approved by the Committee, with each individual having the opportunity to earn from 0% to 150% of his or her target annual incentive award based on the level of achievement in 2009 of the goals. Corporate goals for 2009 included targeted EPS, an environmental metric related to emissions reduction and safety of our employees. Target annual incentive awards, as a percentage of base salary, were set for all Xcel Energy officers, ranging from 100% of salary for Mr. Kelly to 70% to 55% of salary for the other NEOs. With the approval of the Committee, an award may be multiplied by a leadership-rating factor from zero to two. Also with approval of the Committee, an executive officer may elect to receive shares of unrestricted and restricted common stock in lieu of a portion of the cash payment for which they were otherwise entitled under the 2005 Annual Incentive Plan. The values shown are inclusive of elected forms of payment and associated premium.

        Estimated Future Payments Under Equity Incentive Plan Awards — Long-term incentive grants were made 50% in the form of performance shares and 50% in the form of restricted stock units. The amounts in this column show performance shares (top number) and restricted stock units based on EPS growth measurement (second number) and restricted stock units based on environmental goals (third number) issued under the 2005 Long-Term Incentive Plan. The amounts of the awards for each individual were established by the Committee and expressed as a percentage of such individual's base salary. The actual number of restricted stock units awarded to an individual were determined by dividing the dollar value of such percentage of base salary by the closing common stock price on January 2, 2009. For

Mr. Kelly, his target long-term award for 2009 was set at 310% of his salary. For the other NEOs, the percentage ranged from 80% to 150% of their base salaries.

        Awards in the performance share component are denominated in shares, each of which represents the value of one share of Xcel Energy common stock. The target number of shares granted was calculated by dividing the executive's target award by the closing common stock price on January 2, 2009. At the end of each three-year period, the performance share component provides for payout at the target level if Xcel Energy's TSR is at the 50th percentile of the peer group and payout at 200% of the target level for performance at or above the 90th percentile of the peer group. The performance share component provides smaller payouts for performance below the 50th percentile. No payout would be made for performance below the 35th percentile. Performance shares do not receive dividend equivalent units during the performance period.

        The awards of restricted stock units represent an equal number of shares of Xcel Energy common stock. Prior to the expiration of the restricted period, the restricted stock units may not be sold or otherwise transferred by the recipients. Restricted stock units are credited during the restricted period at the same rate as dividends paid on all other shares of outstanding common stock. The dividend equivalents are subject to all terms of the original grant. Payout of the restricted stock units and the lapsing of restrictions on the transfer of restricted stock units are based on two separate performance criteria. Of the awarded restricted stock units, 75% of them plus associated credited dividend equivalents will be settled, and the restricted period will lapse, after Xcel Energy achieves 15% EPS growth measured against fiscal 2008 EPS. Additionally, Xcel Energy's annual dividend paid on its common stock must remain at $0.94 per share or greater. EPS growth will be measured annually at the end of each fiscal year. However, in no event will the restrictions lapse prior to December 31, 2010. If the performance criteria are not achieved by December 31, 2012, all associated restricted stock units and dividend equivalents are forfeited.

        The remaining 25% of the awarded restricted stock units (plus associated credited dividend equivalents) have a performance-based vesting schedule related to our strategy as an environmental leader. For these restricted stock units, the restriction period will lapse based on the achievement of activities or goals intended to result in emissions reductions. This goal was selected to further the corporate goal of environmental leadership, which includes prudently reducing our emissions and impact on the environment. Performance against these environmental targets will be measured annually at the end of each fiscal year. However, in no event will the restrictions lapse prior to December 31, 2010. If the performance criteria have not been met by December 31, 2012, all associated restricted stock units and dividend equivalents shall be forfeited.

        Grant Date Fair Value of Stock and Option Awards — This column shows the grant date fair value pursuant to FASB ASC Topic 718 for equity awards.

 Grants of Plan-Based Awards Table For 2009

									Grant Date Fair Value of Stock and Option Awards ($)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)
		Date of Committee Action (1)
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Richard C. Kelly	1/1/09	12/9/08				24,167	96,669	193,338	1,587,580
	1/1/09	12/9/08					72,501.75		1,365,933
	1/1/09	12/9/08					24,167.25		455,311
	1/1/09	12/9/08	587,500	1,175,000	1,762,500
David M. Sparby	1/1/09	12/9/08				1,831	7,325	14,650	120,297
	1/1/09	12/9/08					5,493.75		103,502
	1/1/09	12/9/08					1,831.25		34,501
	1/1/09	12/9/08				$31,160	$62,322	$93,482
	1/1/09	12/9/08	126,783	253,565	380,348
Benjamin G.S. Fowke III	1/1/09	12/9/08				6,419	25,677	51,354	421,689
	1/1/09	12/9/08					19,257.75		362,816
	1/1/09	12/9/08					6,419.25		120,939
	1/1/09	12/9/08				$91,476	$182,952	$274,428
	1/1/09	12/9/08	154,700	309,540	464,310
David M. Wilks	1/1/09	12/9/08				3,472	13,887	27,774	228,064
	1/1/09	12/9/08					10,415.25		196,223
	1/1/09	12/9/08					3,471.75		65,408
	1/1/09	12/9/08	125,125	250,250	375,375
Michael C. Connelly	1/1/09	12/9/08				3,281	13,124	26,248	215,533
	1/1/09	12/9/08					9,843.00		185,442
	1/1/09	12/9/08					3,281.00		61,814
	1/1/09	12/9/08				$141,900	$283,800	$425,700

(1)
The Committee approved the awards December 9, 2008, effective as of January 1, 2009.

(2)
Amounts reflect potential cash payouts for 2009 annual incentive awards pursuant to the 2005 Annual Incentive Plan, exclusive of the leadership-rating factor, after taking into account any election by an executive officer to receive restricted or unrestricted shares of common stock in lieu of cash payments to which he would otherwise have been entitled under the 2005 Annual Incentive Plan. The actual payments of the cash component of these awards are included in the "Non-Equity Incentive Plan Compensation" column in the Summary Compensation Table. To the extent an executive officer elected to receive restricted or unrestricted shares in lieu of a cash payment for 2009 under the 2005 Annual Incentive Plan, the estimated future payouts of those equity awards are disclosed in dollar amounts in the columns under the caption "Estimated Future Payouts Under Equity Incentive Plan Awards."

(3)
Amounts in shares reflect (i) performance shares (top number), (ii) performance-based restricted stock units based on EPS growth measurement (second number) and (iii) performance-based restricted stock units based on environmental goals (third number) issued under the 2005 Long-Term Incentive Plan. Performance share payout values, while based on percentile performance, are also determined by the price of Xcel Energy common stock at payout.

Amounts denominated in dollars (fourth line) reflect the value of potential payouts for 2009 annual incentive awards pursuant to the 2005 Annual Incentive Plan, exclusive of the leadership-rating factor, to be received in restricted and/or unrestricted shares of common stock in accordance with an executive officer's election. The amounts shown include a 20% premium to be received for restricted shares. The number of shares to be received is determined based on the fair market value of our common stock at the time the shares are issued following the close of the performance year. The value of the shares actually issued to each executive officer pursuant to 2009 annual incentive awards is included in the "Stock Awards" column in the Summary Compensation Table.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

        The following table discloses on a grant-by-grant basis the number of outstanding equity awards (option and stock awards) at the end of 2009. From left to right, the following elements are disclosed in the columns of the Outstanding Equity Awards At Fiscal Year-End Table:

        Option Awards — We granted no stock options in 2009. We have not granted stock options since December 2001. The values shown on the table are for options granted prior to 2002.

        Stock Awards — Values were calculated based on a $21.22 closing price of Xcel Energy common stock, as reported on the New York Stock Exchange on December 31, 2009. As described in detail in the footnotes to the table, the equity awards consist of performance-based restricted stock units and performance shares.

Outstanding Equity Awards at Fiscal 2009 Year-End Table

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Richard C. Kelly	228,000	26.3125	8/20/10	8,114.30(1)	172,185	73,766.59(3)	1,565,327(3)
						67,242.85(4)	1,426,893(4)
						22,414.28(5)	475,631(5)
						75,318.13(6)	1,598,251(6)
						25,106.04(7)	532,750(7)
						178,554.00(8)	3,788,916(8)
						193,338.00(9)	4,102,632(9)
David M. Sparby	54,000	26.3125	8/20/10	559.06(1)	11,863	5,990.69(3)	127,122(3)
				692.94(2)	14,704	5,095.46(4)	108,126(4)
						1,698.49(5)	36,042(5)
						5,707.16(6)	121,106(6)
						1,902.39(7)	40,369(7)
						13,530.00(8)	287,107(8)
						14,650.00(9)	310,873(9)
Benjamin G.S. Fowke III	14,600	27.9375	12/12/10	3,597.84(1)	76,346	16,144.92(3)	342,595(3)
	29,200	25.9000	12/12/11	4,418.94(2)	93,770	15,645.72(4)	332,002(4)
						5,215.24(5)	110,667(5)
						20,005.83(6)	424,524(6)
						6,668.61(7)	141,508(7)
						41,544.00(8)	881,564(8)
						51,354.00(9)	1,089,732(9)
David M. Wilks(10)	135,000	26.3125	8/20/10	1,209.90(1)	25,674	10,695.89(3)	226,967(3)
						9,659.68(4)	204,978(4)
						3,219.89(5)	68,326(5)
						10,819.84(6)	229,597(6)
						3,606.61(7)	76,532(7)
						25,650.00(8)	544,293(8)
						27,774.00(9)	589,364(9)
Michael C. Connelly	9,200	27.9375	12/12/10	8,154.40(2)	173,036	6,799.06(3)	144,276(3)
	16,000	25.9000	12/12/11			8,491.61(4)	180,192(4)
						2,830.54(5)	60,064(5)
						10,225.36(6)	216,982(6)
						3,408.45(7)	72,327(7)
						22,550.00(8)	478,511(8)
						26,248.00(9)	556,983(9)

(1)
Representing restricted stock that the executive officers elected to receive in lieu of cash compensation for which they were otherwise entitled under the 2005 Annual Incentive Plan. The restrictions lapsed on March 1, 2010.

(2)
Representing restricted stock that the executive officers elected to receive in lieu of cash compensation for which they were otherwise entitled under the 2005 Annual Incentive Plan. One-half of the remaining restrictions lapsed on March 1, 2010 with the remaining half of the restrictions lapsing on March 1, 2011 or the next available trading day if March 1 is not a trading day.

(3)
Representing performance-based restricted stock units granted January 1, 2007, and credited dividend equivalents, measured against 18% EPS growth (adjusted for the impact of Corporate Owned Life Insurance ("COLI")) measured against December 31, 2006 EPS (adjusted for the impact of COLI). However, in no event will the restrictions lapse prior to December 31, 2008.

(4)
Representing performance-based restricted stock units granted January 1, 2008, and credited dividend equivalents, measured against 18% EPS growth measured against December 31, 2007 EPS. However, in no event will the restrictions lapse prior to December 31, 2009.

(5)
Representing performance-based restricted stock units granted January 1, 2008, and credited dividend equivalents, measured against environmental goals. However, in no event will the restrictions lapse prior to December 31, 2010.

(6)
Representing performance-based restricted stock units granted January 1, 2009, and credited dividend equivalents, measured against 15% EPS growth measured against December 31, 2008 EPS. However, in no event will the restrictions lapse prior to December 31, 2010.

(7)
Representing performance-based restricted stock units granted January 1, 2009, and credited dividend equivalents, measured against environmental goals. However, in no event will the restrictions lapse prior to December 31, 2010.

(8)
Representing performance shares granted January 1, 2008 for the performance period January 1, 2008 to December 31, 2010. Actual performance share payout values, while based on percentile performance, are also determined by the price of Xcel Energy common stock at payout. Values in table assume maximum level performance.

(9)
Representing performance shares granted January 1, 2009 for the performance period January 1, 2009 to December 31, 2011. Actual performance share payout values, while based on percentile performance, are also determined by the price of Xcel Energy common stock at payout. Values in table assume maximum level performance.

(10)
Upon his retirement, Mr. Wilks forfeited his performance-based restricted units measured against EPS growth granted January 1, 2007 and all associated credited dividend equivalent units. Mr. Wilks will receive a prorated amount of performance-based restricted stock units and performance shares awarded in 2008 and 2009 through his date of retirement, with actual payment dependent upon achievement of performance goals, and will be able to exercise vested options until their expiration dates, which are currently less than three years from his date of retirement.

OPTION EXERCISES AND STOCK VESTED TABLE

        The following table discloses on a grant-by-grant basis the number of options exercised in 2009, stock or similar awards that vested in 2009 and any awards transferred for value.

Option Exercises and Stock Vested in 2009 Table

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Richard C. Kelly	69,750	26,882	9,025.12(1)	157,172(2)
			159,478.00(3)	3,264,515(4)
			24,860.81(5)	508,901(4)
David M. Sparby	20,712	23,197	1,114.77(1)	19,414(2)
			12,951.00(3)	265,107(4)
			2,018.98(5)	41,329(4)
Benjamin G.S. Fowke III	11,625	4,504	6,270.90(1)	109,208(2)
			34,904.00(3)	714,485(4)
			5,441.16(5)	111,381(4)
David M. Wilks	38,750	35,848	1,583.51(1)	27,577(2)
			23,125.00(3)	473,369(4)
			3,604.73(5)	73,789(4)
Michael C. Connelly	4,779	9,881	3,924.15(1)	68,339(2)

(1)
Reflects vesting of restricted stock received in lieu of cash compensation they were otherwise entitled to receive under the 2005 Annual Incentive Plan.

(2)
Value is based on the average of the high and low market price of Xcel Energy common stock on March 2, 2009, or $17.415, the date the restrictions lapsed.

(3)
Reflects vesting of performance shares for the performance period January 1, 2007 to December 31, 2009. Performance Shares were actually settled on February 16, 2010 following certification of satisfaction of performance measured by the Committee. Upon settlement, each officer received 50% of the performance share award in shares of Xcel Energy common stock with the remaining 50% paid in cash.

(4)
Value is based on the average high and low market price of Xcel Energy common stock on February 16, 2010, or $20.47, the day of the Committee certification.

(5)
Reflects settlement of performance-based restricted stock units based on environmental index metric granted in 2007. The number of Units is inclusive of credited dividend equivalents associated with the January 20, 2009 dividend as record date for these dividend equivalents was prior to settlement or on December 24, 2009.

PENSION BENEFITS

        The Company maintains several defined benefit plans in which the NEO's are eligible to participate. One is the Xcel Energy Pension Plan, which provides funded, tax-qualified benefits. The benefits under the Xcel Energy Pension Plan are subject to compensation and benefit limits under the Internal Revenue Code. The second is the Xcel Energy Inc. Nonqualified Pension Plan (referred to as the "Nonqualified Pension Plan"), which provides unfunded, non-qualified benefits for compensation that is in excess of the limits applicable to the Xcel Energy Pension Plan. The third is the Xcel Energy SERP, which provides unfunded, non-qualified benefits that are offset by benefits under the Xcel Energy Pension Plan and the Nonqualified Pension Plan and of which participation is at the discretion of the Committee.

        The following table shows the pension benefits available to each NEO. From left to right, the following elements are disclosed in the columns of the Pension Benefits Table:

        Number of Years of Credited Service — The Number of Years of Credited Service is expressed in whole years as defined by each listed pension benefit plan.

        Present Value of Accumulated Benefits — The Present Value of Accumulated Benefits is the present value as of December 31, 2009 of the annual pension benefit that was earned as of December 31, 2009 that would be payable under each plan for the executive officer's life beginning at the executive officer's normal retirement age. Certain assumptions regarding interest rates and mortality were used to determine the present value of the benefit that is payable beginning at normal retirement age. Those assumptions are consistent with those used in Note 11, "Benefit Plans and Other Postretirement Benefits," in our financial statements. Normal retirement age for this purpose is defined by the various plans in which the executives participate. The Present Value of Accumulated Benefits is determined for each plan assuming benefits commence at the age described below:

        Xcel Energy Pension Plan — The basic benefit payable under the Xcel Energy Pension Plan to each executive is determined under one of three formulas: the final average pay formula (the "Traditional Benefit formula"), the Pension Equity Benefit formula or the Account Balance Benefit formula. The Present Value of Accumulated Benefits is determined assuming that the benefit commences at the normal retirement age defined by the Plan, which is age 65. Mr. Sparby is the only named executive officer who participates in the Traditional Benefit formula. Mr. Fowke and Mr. Connelly are participants in the Pension Equity Benefit formula. Mr. Kelly and Mr. Wilks are participants in the Account Balance Benefit formula.

        Nonqualified Pension Plan — The Present Value of Accumulated Benefits is determined in the same manner as described above.

        SERP — The Present Value of Accumulated Benefits is determined assuming that the benefit payable under this plan commences at the normal retirement age defined by the Plan, which is age 62.

        Payments Made During the Last Fiscal Year — Represents amounts actually paid from the listed plans to the NEO due to an event calling for payment.

 Pension Benefits Table

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Richard C. Kelly	Xcel Energy Pension Plan	42	840,589	—
	Nonqualified Pension Plan	42	593,565	—
	SERP	42	16,749,842	—
David M. Sparby	Xcel Energy Pension Plan	27	693,005	—
	Nonqualified Pension Plan	27	305,651	—
	SERP	27	1,501,524	—
Benjamin G.S. Fowke III	Xcel Energy Pension Plan	13	260,730	—
	Nonqualified Pension Plan	13	672,079	—
	SERP	13	1,412,199	—
David M. Wilks	Xcel Energy Pension Plan	32	865,529	—
	Nonqualified Pension Plan	32	189,892	—
	SERP	32	3,643,400	—
Michael C. Connelly	Xcel Energy Pension Plan	19	336,198	—
	Nonqualified Pension Plan	19	272,750	—
	SERP	19	835,236	—

        The following narrative provides more information on the retirement benefits available to the NEOs.

Xcel Energy Pension Plan

        There are three general benefit components payable under the Xcel Energy Pension Plan, the basic benefit, the retirement spending account and the social security supplement.

Basic Benefit

        As mentioned above, the basic benefit is determined under one of three formulas: the Traditional Benefit formula, the Pension Equity Benefit formula or the Account Balance Benefit formula.

Traditional Benefit Formula

        The Basic Benefit is determined as follows:

  •
  Monthly benefit, payable as a single life annuity at the participant's normal retirement age, equal to the sum of 1.1333% of the participant's highest average monthly base pay plus .5% of highest average monthly base pay in excess of one-third of the monthly Social Security Wage Base for the current year, times years of credited service (up to 30 years).

  •
  Highest average monthly base pay is equal to the highest average monthly rate of base pay during any 48 consecutive months of covered employment. Base pay is regular salary, including employee contributions to the 401(k) Savings Plan, the Flexible Benefits Plan and, effective January 1, 2002, the Deferred Compensation Plan.

        If a participant retires after earning 40 years of credited service, or reaching age 62 with 20 years of vesting service, or reaching Rule-of-90, the full accrued benefit described above is payable. If retirement occurs between ages 57 and 62 with at least 20 years of vesting service, the Basic Benefit is reduced 0.333% for each month that benefits commence prior to age 62.

        If a participant terminates employment prior to reaching the retirement eligibility provisions described above, and terminates with at least three years of vesting service and commences benefits on or after age 57, the Basic Benefit is reduced 0.333% for each month that early commencement precedes age 65. If the participant's age at commencement is less than 57, the benefit payable is the amount that is actuarially equivalent to the benefit payable at age 65.

Pension Equity Benefit Formula

        The Basic Benefit is determined as follows:

  •
  Monthly benefit, payable as a single life annuity at the participant's normal retirement age, which is the actuarial equivalent of the participant's Pension Equity Plan ("PEP") Balance. The PEP Balance is equal to 10% of the participant's highest average pay times years of credited service times twelve (12).

  •
  Highest average pay is equal to the highest average monthly rate of base pay plus incentive pay during any 48 consecutive months of covered employment. Base pay is regular, straight-time earnings, including employee contributions to the 401(k) Savings Plan, the Flexible Benefits Plan and, effective January 1, 2002, the Deferred Compensation Plan.

        If a participant terminates employment after completing three years of vesting service, the benefit is calculated as described above but based on service and highest average pay at termination.

Account Balance Benefit Formula

        The Basic Benefit is determined as follows:

  •
  Monthly benefit, payable as a single life annuity at the participant's normal retirement age, which is the actuarial equivalent of the participant's Account Balance. The Account Balance is determined as follows:

  (a)
  Retirement Program Credits

      A retirement program credit is added to the account balance depending on age plus years of credited service and base pay for the year as follows:

Age + Years of Credited Service	Retirement Program Credits
55-59	5.25%
60-64	6.00%
65-69	7.00%
70-74	8.00%
75-79	9.00%
80 and more	10.00%

      Base pay is regular, straight-time earnings, including employee contributions to the 401(k) Savings Plan, the Flexible Benefits Plan and, effective January 1, 2002, the Deferred Compensation Plan.

    (b)
    Transition Credits

      Employees who were active participants in a predecessor plan may be eligible for transition credits. These credits are granted annually for up to five years from the effective date of the plan.

Age + Years of Credited Service	Transition Credits
56-58	7.00%
59-61	8.00%
62-64	9.00%
65 or more	10.00%
    (c)
    Interest

      Interest is added to the account balance at the end of each plan year. Interest is based on the account balance at the beginning of the year. The rate of interest applied is equal to the average of the annual rate of interest on 30-year Treasury securities for the months of August and September of the preceding calendar year, but not less than 5% (5% for 2008).

        If a participant terminates employment after completing three years of vesting service, the benefit is calculated as described above but based on service and pay through the date of termination. The Account Balance continues to accrue interest until the benefit is commenced.

        If the participant elects an annuity and commences payment after age 55, the amount payable is determined by converting the Account Balance at commencement into an annuity based on a table of actuarial conversion factors.

Retirement Spending Account

        The Retirement Spending Account annual benefit is the same whether a participant is in the Traditional Benefit formula, the Pension Equity Benefit formula or the Account Balance Benefit formula. In each case, the Retirement Spending Account is a monthly benefit, payable as a single life annuity that is the actuarial equivalent of the Retirement Spending Account balance. The Retirement Spending Account balance is the accumulated value at retirement of the initial account balance, annual credits, and annual interest credits.

  •
  Initial account balance equal to $1,400 times all years of service as of December 31, 2002, for former NCE participants and December 31, 1998 for former NSP participants. For all other participants, the initial account balance is zero.

  •
  Annual credits equal to $1,400.

  •
  Interest credits based on one-year treasury constant maturities plus 1%.

Social Security Supplement

        The Social Security Supplement is the same whether a participant is in the Traditional Benefit formula, the Pension Equity Benefit formula or the Account Balance Benefit formula. In each case, the Social Security Supplement is a supplement that is paid from the participant's retirement date to his or her retirement age for purposes of Social Security. The monthly supplement is equal to $50 times the number of years of service (limited to 20 years). Participants are eligible for the Social Security Supplement if they are (1) age 57 with 20 years of service, (2) age 55 and the sum of age and credited service is greater than or equal to 90 or (3) age 65 with 1 year of service.

Credited Service; Distributions

        Generally, a participant's years of credited service are based on the years of employment with the Company and its predecessors. However, in certain cases, credit for service prior to participation in the plan may be granted. The years of credited service listed in the above table for the Xcel Energy Pension Plan for all of the Company's NEOs are based only on their period of service while employed by the Company and its predecessors.

        Benefits provided under the Xcel Energy Pension Plan are based on compensation up to the compensation limit under Section 401(a)(17) of the Internal Revenue Code ($245,000 in 2009). In addition, benefits provided under the Xcel Energy Pension Plan may not exceed a benefit limit under Section 415(b) of the Internal Revenue Code ($195,000 payable as a single life annuity beginning at normal retirement age in 2009).

        Benefits are payable under one of the optional forms of payment elected by the participant, including a lump sum. Benefits under the Xcel Energy Pension Plan are funded by an irrevocable tax-exempt trust. A participant's benefit under the Xcel Energy Pension Plan is payable from the assets held by the tax-exempt trust.

Nonqualified Pension Plan

        The Nonqualified Pension Plan replaces the benefit that would have been payable through the Xcel Energy Pension Plan if not limited as noted above by Internal Revenue Code sections 401(a)(17) and 415(b). All active participants must receive their Nonqualified Pension Plan benefit as a lump sum.

        Generally, a participant's years of credited service are based on their years of employment with the Company and its predecessors. However, in certain cases, credit for service prior to participation in the plan may be granted. The years of credited service listed above for the Nonqualified Pension Plan for all of the Company's NEOs are based only on their period of service while employed by the Company and its predecessors.

        The Nonqualified Pension Plan is unfunded and maintained as a book reserve account. No funds are set aside in a trust or otherwise; participants in the Nonqualified Pension Plan are general creditors of the Company with respect to the payment of their Nonqualified Pension Plan benefits. The executive officer's account under the Nonqualified Pension Plan cannot be sold, transferred or otherwise anticipated before it becomes payable under the terms of the plan.

SERP

        The SERP provides a target percentage of final average compensation based on years of service, offset by the benefits received from the Xcel Energy Pension Plan and the Nonqualified Pension Plan. Final average compensation for the SERP is defined as the average of the highest three calendar years of compensation during the five calendar year period immediately preceding the calendar year in which the participant retires or terminates employment. Compensation is defined as the participant's base pay plus any annual incentive earned for that year regardless of whether such annual incentive is paid in that year or in the next year under the Company's regular annual incentive plans.

        The SERP benefit, defined as a 20-year certain annuity, accrues ratably over 20 years and, when fully accrued, is equal to (a) 55% of final average compensation minus (b) any other qualified or nonqualified benefits. The Retirement Spending Account and Social Security Supplement are not included in the offset. The SERP benefit is payable single lump-sum amount equal to the actuarial equivalent present value of the 20-year certain annuity. Benefits generally are payable at age 62, or as early as age 55, but would be reduced 5% for each year that the benefit commencement date precedes age 62.

        Generally, a participant's years of credited service are based on their years of employment with the Company and its predecessors. However, in certain cases, credit for service prior to participation in the plan may be granted. The years of credited service listed above for the SERP for the NEOs are based only on their period of service while employed by the Company and its predecessors.

        The SERP is unfunded and maintained as a book reserve account. No funds are set aside in a trust or otherwise; participants in the SERP are general creditors of the Company with respect to the payment of their SERP benefits. The executive's account under the SERP cannot be sold, transferred or otherwise anticipated before it becomes payable under the terms of the plan. The SERP is a discretionary plan and NEOs participate in the SERP by recommendation and approval of the Committee. In 2008, the Board of Directors closed the SERP to additional participants.

NONQUALIFIED DEFERRED COMPENSATION

        The amounts in the table below covers the nonqualified deferred compensation plan (the "Deferred Compensation Plan") and the Wealth Op Deferred Program ("Wealth Op") and nonqualified defined contributions made to the Deferred Compensation Plan as described in more detail below. The Wealth Op plan was frozen to new deferrals in the 1990s.

Nonqualified Deferred Compensation For 2009 Table

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(3)
Richard C. Kelly	82,250	38,750	151,663	—	969,226
David M. Sparby	118,335	—	146,841	—	689,470
Benjamin G.S. Fowke III	39,000	17,750	85,036	—	369,445
David M. Wilks	360,916	9,950	93,187	—	920,684
Michael C. Connelly	17,200	8,600	14,694	—	89,166
Wealth Op Deferred Program:
David M. Sparby	—	—	8,821	—	166,545
Michael C. Connelly	—	—	12,863	—	242,089

(1)
Reflects the following amounts for each of the following executive officers which is reported as compensation to such executive officer for 2009 in the Summary Compensation Table on page 69: Mr. Kelly: $82,250; Mr. Sparby: $118,335; Mr. Fowke: $39,000; Mr. Wilks: $360,916; and Mr. Connelly: $17,200.

(2)
Amounts shown reflect our matching contributions above applicable Internal Revenue Code limits into our deferred compensation plan during 2009 and are included in All Other Compensation for 2009 in the Summary Compensation Table. These amounts are described in footnote 4 to the Summary Compensation Table.

(3)
Of the amounts shown, the following were included in the Summary Compensation Table for 2007 and 2008: Mr. Kelly: $138,000; Mr. Sparby: $97,895; Mr. Fowke: $66,000; and Mr. Wilks: $145,198.

        The Deferred Compensation Plan generally allows key employees, including all executive officers, to defer compensation above government limitations on 401(k) contributions that apply to the Company's qualified 401(k) Plan and to defer taxation on all earnings on compensation deferred into the plan. For 2009, the maximum limitation on elective salary deferrals and the limitation on the amount of compensation that may be taken into account for deferrals under the 401(k) Plan was $16,500 and

$245,000, respectively. Each executive officer may elect each year to separately defer up to 75 percent of his or her base pay and up to all of his or her annual incentive pay otherwise payable in the next following calendar year. The Company matches 50% of deferrals into the Deferred Compensation Plan and the 401(k) Plan up to 8% of base salary. Matching credits under the Deferred Compensation Plan are immediately vested. The Company also has the option to make discretionary contributions but did not do so in 2009. In addition, if the executive participates under the Account Balance benefit formula or Pension Equity benefit formula of the Company's qualified pension plan, the Company will contribute a matching contribution into the Deferred Compensation Plan.

        Deferrals, plus any Company match, are credited to a special recordkeeping account in the participant's name. Earnings on the deferrals are indexed to the assumed investment funds selected by the participant. For 2009, those investment fund options (and the associated returns) included an Xcel Energy common stock fund, Vanguard® Prime Money Market Fund (0.53%), Vanguard® Inflation-Protected Securities Fund (10.8%), PIMCO Total Bond Fund (13.58%), Vanguard® Total Bond Market Index Signal™ Shares Fund (6.04%), Vanguard® Wellington™ Fund (22.20%), Vanguard® 500 Index Signal™ Shares Fund (26.61%), Longleaf Partners Fund (53.60%), Vanguard® PRIMECAP Fund (34.45%), Vanguard® Mid-Cap Index Signal™ Shares Fund (40.43%), Wasatch Core Growth Fund (45.16%) (no longer available as of November 2, 2009), Vanguard® Small-Cap Index Signal™ Shares Fund (36.34%), Vanguard® Developed Markets Fund (28.17%), Vanguard® Target Retirement 2005 Fund (16.16%), Vanguard® Target Retirement 2010 Fund (19.32%), Vanguard® Target Retirement 2015 Fund (21.3%), Vanguard® Target Retirement 2020 Fund (23.1%), Vanguard® Target Retirement 2025 Fund (24.81%), Vanguard® Target Retirement 2030 Fund (26.72%), Vanguard® Target Retirement 2035 Fund (28.17%), Vanguard® Target Retirement 2040 Fund (28.32%), Vanguard® Target Retirement 2045 Fund (28.15%), Vanguard® Target Retirement 2050 Fund (28.31%) and Vanguard® Target Retirement Income Fund (14.28%). Company matches are credited to an Xcel Energy common stock fund. Participants may change their assumed investment fund on a daily basis.

        The executive's account is payable on the earlier of a specific year or the executive's separation of service or death, and will be paid in a lump sum or in ten equal annual installments as elected by the executive or, if no election is made, in a lump sum. If a specific year is elected then the distribution will be made as a lump sum around January 31 of the elected year. The distribution will be made (or will begin) as of the next January 31 or July 31 that first follows the sixth-month anniversary of the executive's separation of service. Payment to the executive's beneficiary in the event of the participant's death will be made in a lump sum unless the executive was already receiving installment payments. In that case, the installment payments will continue to be paid to the executive's beneficiary. In addition, the executive can receive a distribution in the event of an extreme financial hardship that cannot be satisfied by any other means.

        Mr. Sparby and Mr. Connelly participate in the Wealth Op. Wealth Op is a legacy non-qualified deferred compensation plan sponsored by a predecessor company, Northern States Power Company, beginning in 1984 through the late-1990s, when the Company froze the plan to new contributions. Previously deferred amounts receive annual interest credits based on either a fixed or a variable interest rate, as elected by the participant at the time of original participation. Payments from Wealth Op commence following a participant's retirement, death, disability or other separation from service.

        Both the Deferred Compensation Plan and Wealth Op plans are unfunded. No property is set aside in a trust or otherwise to pay the benefits and the Company is not obligated to invest in the Xcel Energy Stock Fund or any of the mutual funds selected by the executive. In other words, each executive officer participating in the Deferred Compensation Plan or Wealth Op plan is an unsecured general creditor of the Company with respect to the executive officer's account. The executive's account under the Deferred Compensation Plan and Wealth Op cannot be sold, transferred or otherwise anticipated before it becomes payable under the terms of the applicable plan.

 REPORT OF THE COMPENSATION COMMITTEE

        The Governance, Compensation and Nominating Committee, in its capacity as the Compensation Committee of the Board, has reviewed and discussed with management the Compensation Discussion and Analysis in this proxy statement. Based on the review and discussions referred to above, the Committee recommended to the Company's Board of Directors that the Compensation Discussion and Analysis be included in the Company's proxy statement on Schedule 14A.

Compensation Committee

C. Coney Burgess, Chair
Fredric W. Corrigan, Member
Christopher J. Policinski, Member
Richard H. Truly, Member
David A. Westerlund, Member

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

        We provide severance benefits to our executive officers under the Xcel Energy Senior Executive Severance and Change in Control Policy (as amended, the "Severance Policy"). As discussed above, we provide the Severance Policy to provide a market-competitive severance benefit and to manage any potential risks and changes in the event the Company undergoes a change in control. Each of our current NEOs are participants in the Severance Policy. Additional participants may be named by the Board or the Governance, Compensation and Nominating Committee from time to time.

        Under the Severance Policy, a participant whose employment is terminated will receive severance benefits unless:

  •
  the employer terminated the participant for cause, which for this purpose includes termination for (i) the willful and continued failure of a participant to perform substantially his or her duties, after a written demand for substantial performance, or (ii) the willful engagement by a participant in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company;

  •
  termination was because of the participant's death, disability or retirement;

  •
  the participant's division, subsidiary or business unit was sold and the buyer agreed to continue the participant's employment with specified protections for the participant; or

  •
  the participant terminated voluntarily.

        The severance benefits for executive officers under the Severance Policy include the following:

  •
  a cash payment equal to one times the participant's annual base salary and target annual incentive award;

  •
  prorated target annual incentive compensation for the year of termination;

  •
  a cash payment of $30,000 for outplacement services;

  •
  a cash payment equal to the value of the additional amounts that would have been credited to or paid on behalf of the participant under pension and retirement savings plans if the participant had remained employed for one additional year; and

  •
  continued medical, dental and life insurance benefits for one additional year.

        If the participant is terminated, including a voluntary termination following a diminution in salary, benefits or responsibilities, within two years following a change in control the participant will receive benefits under the Severance Policy similar to the severance benefits described above, except as follows:

  •
  the cash payment of the participant's annual base salary and target annual incentive award will be increased by a severance multiplier of two or three times, depending upon the participant's tier,

  •
  the cash payment for the value of additional retirement savings and pension credits will be for two or three years, depending upon the participant's salary tier; and

  •
  medical, dental and life insurance, financial planning and perquisite allowance benefits will be continued for two or three years, depending upon the participant's salary tier.

        In addition, each of the participants entitled to enhanced benefits upon a change-in-control will be entitled to receive an additional cash payment to make the participant whole for any excise tax on excess parachute payments that he or she may incur, with certain limitations specified in the Severance Policy.

        For these purposes, a change of control generally means (i) any acquisition of 20% or more of either our common stock or combined voting power (subject to limited exceptions for acquisitions directly from us, acquisitions by us or one of our employee benefit plans, or acquisitions pursuant to specified business combinations in which (a) our shareholders will own more than 60% of the shares of the resulting corporation, (b) no one person will own 20% or more of the shares of the resulting corporation, and (c) a majority of the board of the resulting corporation will be our incumbent directors), (ii) directors of the Company as of the date of the Severance Policy and those directors who have been elected subsequently and whose nomination was approved by such directors fail to constitute a majority of the Board, (iii) a merger, share exchange or sale of all or substantially all of the assets of the Company (each, a "business combination") (except those business combinations that satisfy clauses (a), (b) and (c) above), or (iv) shareholder approval of a complete liquidation or dissolution of the Company.

        In addition, pursuant to the terms of the Company's incentive compensation plans, upon a change in control, all stock-based awards, such as stock options and restricted stock, will vest immediately and all cash-based awards, such as performance shares and restricted stock units, will vest and be paid out immediately in cash as if the applicable performance goals had been obtained at target levels.

        All outstanding stock options are already exercisable, therefore, a change in control would have no impact on stock options. The amounts payable in cash for each of the NEOs relating to the performance shares and restricted stock units are included in the "Incentive Compensation" row of the "Termination upon Change in Control" column in the table of Aggregate Termination Payments below. Additionally, restrictions would lapse on the following shares of restricted stock: Richard C. Kelly, 8,114.30 shares with an aggregate value of $172,185; David M. Sparby, 1,252 shares with an aggregate value of $26,567; Benjamin G.S. Fowke III, 8,016.78 shares with an aggregate value of $170,116; Michael C. Connelly, 8,154.40 shares with an aggregate value of $173,036; and David M. Wilks, 1,209.90 shares with an aggregate value of $25,674.

        To receive the benefits under the Severance Policy, the participant must also sign an agreement releasing all claims against the employer and its affiliates and agreeing not to compete with the employer and its affiliates and not to solicit their employees and customers for one year.

Disability Benefits

        Effective January 1, 2008, all disability benefits for NEOs and all active Xcel Energy employees are provided through an insured arrangement with a third party administrator/insurer. Each of the NEOs are eligible for a disability benefit in the event of a total and permanent disability. This disability benefit is generally available to all employees of the Company.

        For participants in the Long-Term Disability benefit, the monthly disability benefit payable is equal to 60% of the participant's basic monthly earnings, limited to a maximum $25,000 monthly benefit. This monthly benefit would be payable until normal retirement age, or for those participants becoming disabled after age 63, for a specific period of time.

Retirement Benefits

        Upon retirement, the executive officers will be entitled to receive the retirement benefits described above under the caption "Pension Benefits" on pages 78 to 83 and the nonqualified deferred compensation described under the caption "Nonqualified Deferred Compensation" on pages 83 to 84.

Outstanding Incentive Compensation Awards

        As discussed above, pursuant to the terms of the Company's incentive compensation plans, upon a change in control, all stock-based awards, such as stock options and restricted stock, will vest immediately and all cash-based awards, such as performance shares and restricted stock units, will vest and be paid out immediately in cash as if the applicable performance goals had been obtained at target levels.

        The treatment of other stock-based awards, such as restricted stock, restricted stock units, and performance shares in situations other than a change in control, is as follows:

  •
  Upon a voluntary or involuntary termination with cause, all restricted stock, restricted stock units and performance shares will be forfeited.

  •
  Upon an involuntary termination without cause:

  •
  restrictions on the restricted stock held by Mr. Kelly and Mr. Wilks will lapse,

  •
  restricted stock held by Mr. Connelly, Mr. Fowke and Mr. Sparby will be forfeited, and

  •
  all shares of performance-based restricted units and performance shares awarded in 2007, 2008 and 2009 will be forfeited.

  •
  Upon retirement:

  •
  restrictions on the restricted stock granted in 2007 will lapse whereas on the restricted stock granted in 2008 will be forfeited, and

  •
  performance-based restricted stock units and performance shares awarded in 2007 will be forfeited whereas those performance-based restricted stock units and performance shares awarded in 2008 and 2009 are prorated until date of retirement, with actual payment dependent upon the achievement of performance goals.

  •
  Upon termination due to death or disability:

  •
  restrictions will lapse on restricted stock, and

  •
  performance-based restricted stock units and performance shares will continue to remain outstanding on their original terms and conditions.

Aggregate Termination Payments

        This section explains the payments and benefits to which the NEOs are entitled in various termination of employment scenarios. The intent of this section is to isolate those payments and benefits for which the amount, vesting or time of payments is altered by the termination of employment in the described circumstances. This section does not cover all amounts the NEOs will receive following termination as they are also entitled to receive their vested balances under pension and deferred compensation plans, as disclosed previously, under all employment termination scenarios.

        For purposes of preparing this table, we have assumed that (i) the NEOs were terminated on December 31, 2009, or in the case of Mr. Wilks, who retired on March 31, 2010, that he retired on December 31, 2009, and (ii) that the price of our common stock was $21.22 (the closing price on December 31, 2009).

	Termination upon Change in Control(6)		Voluntary Termination/ Retirement	Involuntary Termination with Cause	Involuntary Termination without Cause	Death
Richard C. Kelly
Severance Payments	$7,200,000		$—	$—	$3,632,000	$—
Retirement/Pension(1)	—		932,064	932,064	864,907	—
Benefits(2)	301,777		—	—	13,725	—
Incentive Compensation(3)	8,151,479	(4)	—	—	—	1,547,046	(5)
Tax gross-up	2,837,201		—	—	—	—
Paid-time-off (PTO) cash out	79,087		79,087	79,087	79,087	79,087

Total	$18,569,544		$1,011,151	$1,011,151	$4,589,719	$1,626,133
David M. Sparby
Severance Payments	$2,524,500		$—	$—	$1,137,400	$—
Retirement/Pension(1)	2,278,861		462,263	462,263	1,240,166	—
Benefits(2)	145,370		—	—	13,142	—
Incentive Compensation(3)	475,762	(4)	—	—	—	402,232	(5)
Tax gross-up	2,473,502		—	—	—	—
PTO cash out	65,077		65,077	65,077	65,077	65,077

Total	$7,963,072		$527,340	$527,340	$2,455,785	$467,309
Benjamin G.S. Fowke III
Severance Payments	$3,519,000		$—	$—	$1,665,400	$—
Retirement/Pension(1)	1,489,204		556,279	556,279	1,027,772	—
Benefits(2)	225,118		—	—	13,559	—
Incentive Compensation(3)	2,164,470	(4)	—	—	—	608,285	(5)
Tax gross-up	2,396,579		—	—	—	—
PTO cash out	16,713		16,713	16,713	16,713	16,713

Total	$9,811,084		$572,992	$572,992	$2,723,444	$624,998
Michael C. Connelly
Severance Payments	$2,139,000		$—	$—	$975,200	$—
Retirement/Pension(1)	1,168,052		577,480	577,480	1,069,129	—
Benefits(2)	196,316		—	—	13,122	—
Incentive Compensation(3)	702,593	(4)	—	—	—	311,384	(5)
Tax gross-up	1,711,007		—	—	—	—
PTO cash out	3,721		3,721	3,721	3,721	3,721

Total	$5,920,689		$581,201	$581,201	$2,061,172	$315,105
David M. Wilks
Retirement/Pension	—		$—	—	—	—
Incentive Compensation	—		—	—	—	—
PTO cash out	—		7,875	—	—	—

Total	—		$7,875	—	—	—

(1)
Represents the actuarial present value of pension benefits that would be received upon a specified termination event over and above those included in the Pension Benefits table on page 79, which the executive officers also would be entitled to receive, except upon death, in which case the SERP benefit would be reduced by 50%. The amounts shown in the Pension Benefits Table are based on prescribed assumptions for age at payment, interest rate and mortality. In the event of immediate termination of employment, benefits would be calculated using actual assumptions set forth in the pension plan documents, which differ from the prescribed assumptions used for purposes of calculating the actuarial present value of accumulated benefits for the Pension Benefits table. In addition, the retirement benefits payable subsequent to specific events (for example, a change in control) will be modified as described above. The retirement amounts shown in this section represent the increase, if any, in the present value of pension benefits due to the difference in assumptions for age at payment, interest rates and mortality. These amounts also reflect the increase due to changes in benefit level required for the specific termination event identified in the table.

(2)
For these purposes we have assumed that health care costs will increase at the rate of 8% per year.

(3)
In addition, executive officers will have the ability, under the circumstances outlined in "Outstanding Incentive Compensation Awards," to exercise the stock options set forth in the Outstanding Equity Awards at 2009 Fiscal Year-End Table on page 75.

(4)
Represents the dollar value of all performance shares and restricted stock units that will vest and be paid out immediately in cash as if the applicable performance goals had been obtained at target levels. Does not include the value of restricted stock for which restrictions would lapse, which values are set forth under "Severance and Change in Control Policy" section above.

(5)
Represents payout of earned annual incentive awards exclusive of leadership-rating factor. This amount also is included in the Non-Equity Incentive Plan Compensation and/or Stock Awards column.

(6)
Amounts in this column relate to amounts payable if a change in control, as defined in the Severance Policy, occurs and the executive officer is terminated within two years of such event.

 SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders(1)	9,408,429	$28.17	6,393,146
Equity compensation plans not approved by security holders	n/a	n/a	(2)

(1)	Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
	Xcel Energy Inc. 2005 Long-Term Incentive Plan	2,194,767(3)	—	5,115,299(4)
	Xcel Energy Inc. Omnibus Incentive Plan	5,650,175(3)	$26.53	—(5)
	NRG Long-Term Incentive Compensation Plan	952,888	$38.41	—
	NSP Executive Long-Term Incentive Award Stock Plan	53,474	$19.31	—
	Xcel Energy Inc. Executive Annual Inscentive Award Plan (Effective May 25, 2005)	N/A	N/A	1,084,972
	Stock Equivalent Plan for Non-Employee Directors(7)	557,125	—	192,875
(2)
The Xcel Energy Stock Equivalent Plan for Non-Employee Directors, as amended and restated, was approved by shareholders at the 2004 Annual Meeting. For awards made prior to this shareholder approval, the number of shares of the Company's common stock to be used for distribution under this Stock Equivalent Plan are purchased on the open market.

(3)
Includes stock options, performance shares, performance-based restricted stock units and reinvested dividend equivalents with respect to performance-based restricted stock units. For performance shares, the actual number of securities to be paid out will be dependent upon Xcel Energy's TSR compared to a peer group and awards may be paid out in cash, stock or a combination thereof. Performance-based restricted stock units are subject to forfeiture as described under "Long-Term Incentives" in Compensation Discussion and Analysis above.

(4)
Awards can take the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares or performance units.

(5)
The Xcel Energy Inc. 2005 Long-Term Incentive Plan was initially approved by shareholders at the 2005 Annual Meeting and replaced the Xcel Energy Inc. Omnibus Incentive Plan approved by shareholders in 2000. No additional awards will be made under the Xcel Energy Inc. Omnibus Incentive Plan.

(6)
The Xcel Energy Inc. Executive Annual Incentive Plan (Effective May 25, 2005) was initially approved by shareholders at the 2005 Annual Meeting and replaced the Xcel Energy Inc. Executive Annual Incentive Plan approved by shareholders in 2000. No additional awards will be made under the Xcel Energy Inc. Executive Annual Incentive Plan.

(7)
Amounts reflected for 2009 include dividend equivalents credited in previous years under a predecessor company's directors' compensation program which we are now reflecting under this plan for administration purposes.

INFORMATION ABOUT RELATED PERSONS

Related Person Transaction

        Robert McDaniel, who is the brother to Marvin McDaniel, Jr., the Company's Vice President and Chief Administrative Officer, is the Vice President, Transmission and Distribution — West of MYR Group, Inc. and a Vice President of one of its operating subsidiaries, Sturgeon Electric. Sturgeon Electric performs electric transmission and distribution construction and maintenance for two of our operating subsidiaries, Public Service Company of Colorado ("PSCo") and Southwestern Public Service Company ("SPS"). Sturgeon Electric does not operate any electrical systems. In his position with MYR Group and Sturgeon Electric, Mr. Robert McDaniel manages MYR Group employees who are directly responsible for negotiating construction and maintenance contracts with both PSCo and SPS. Mr. Robert McDaniel is ultimately responsible for the vendor-client relationship between Sturgeon Electric and PSCo and SPS.

        The contracts with MYR Group, Inc. or its subsidiaries are awarded through a competitive bidding process, which considers cost, skill, industry reputation, prior work history, and adaptability of the vendor for use of current technologies for future technology scenarios.

        In 2009, PSCo and SPS jointly paid Sturgeon Electric approximately $29.6 million for work related to transmission and distribution system construction. PSCo and SPS also paid another MYR Group subsidiary, Great Southwestern Construction Inc., approximately $11.1 million for work related to transmission and distribution system construction.

        Mr. Robert McDaniel is not compensated directly by the MYR Group, Inc. for the amount of work with PSCo or SPS. As an officer of the MYR Group, Inc. he earns a base salary and has an opportunity for incentive compensation based on several factors, including the overall profitability of MYR Group, Inc.

        In his position with the Company, Mr. Marvin McDaniel, Jr., is not directly or indirectly involved in the negotiations of contracts or similar agreements with MYR Group, Inc. or its subsidiaries. Mr. Marvin McDaniel, Jr., is not directly or indirectly involved with the performance of contracts or similar agreements with the MYR Group, Inc. or its subsidiaries.

Related Person Transaction Policy

        In 2008, the Board adopted a written policy that sets forth our procedures for the review, consideration and approval or ratification of transactions involving Xcel Energy if one of our directors, nominees for director, executive officers or shareholders owning more than five percent of our common stock, or their immediate family members, has a material interest and the amount of the transaction or series of transactions exceeds $120,000. The Committee has the responsibility for reviewing these transactions. In addition, the full Board reviews ordinary course of business transactions in which directors have an interest as part of the Board's annual independence review. In determining whether to approve or ratify any such transactions, the Committee must analyze the following factors, in addition to any other factors the Committee deems appropriate, in determining whether to approve a Related-person Transaction:

  •
  whether the terms are fair to the Company;

  •
  whether the transaction is material to the Company;

  •
  the role the Related Person has played in arranging the Related-person Transaction;

  •
  the structure of the Related-person Transaction; and

  •
  the interests of all Related Persons in the Related-person Transaction.

        Whether or not a related person has a "material interest" in a transaction is a facts and circumstances determination and the factors for the Committee to consider in this determination include the relationship of the related persons to the transaction, and with each other, the importance of the interest to the person having the interest and the amount involved in the transaction, as well as any other facts or circumstances deemed relevant by the Committee in making such determination. The Committee will approve a Related-person Transaction only if the Committee determines that the Related-person Transaction is beneficial to the Company and the terms of the Related-person Transaction are fair to the Company.

        The transaction described above under "Related Person Transaction" was reviewed and ratified under this policy.

 REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the Audit Committee are "independent," as required by the listing standards of the New York Stock Exchange. The Audit Committee operates pursuant to its charter, which it reviews at least annually. As set forth in the charter, management of the Company is responsible for the preparation, presentation, and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Our independent auditors, Deloitte & Touche LLP, are responsible for auditing the Company's consolidated financial statements and expressing an opinion as to whether they are presented fairly, in all material respects, in conformity with accounting principles generally accepted in the United States of America.

        In the performance of its oversight function, the Audit Committee has:

  •
  Considered and discussed the audited financial statements with management and our independent auditors. The Audit Committee's review included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

  •
  Discussed with our independent auditors the matters required to be discussed by Statements on Auditing Standards No. 61, Communication with Audit Committees as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

  •
  Received the written disclosures and the letter from our independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence and has discussed the independence of Deloitte & Touche LLP with them;

  •
  Reviewed and pre-approved the services provided by our independent auditors other than their audit services and considered whether the provision of such other services by our independent auditors is compatible with maintaining their independence; and

  •
  Discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits for the year 2009. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

        Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to in the charter, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2009, to be filed with the Securities and Exchange Commission. The Audit Committee has appointed Deloitte & Touche LLP as the Company's independent auditors for 2010. Shareholder ratification of this appointment is included as Proposal No. 4 in these proxy materials.

Submitted by the Audit Committee of the Xcel Energy Board of Directors

Albert F. Moreno, Chair	A. Patricia Sampson
Dr. Margaret R. Preska	Kim Williams
David A. Westerlund	Timothy V. Wolf

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Deloitte & Touche LLP has audited the Company's consolidated financial statements since 2002. Audit services provided by Deloitte & Touche LLP in 2009 included the audits of consolidated financial statements and management's assessment of internal control over financial reporting of the Company; reviews of interim consolidated financial information; and consultation on matters related to accounting and financial reporting. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting and will have the opportunity to make a statement if they so desire. Such representatives will be available to respond to appropriate questions from shareholders at the Annual Meeting.

Audit and Non-Audit Fees

        The following table presents fees for professional services performed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates for the annual audit of the Company's and Company subsidiaries' annual financial statements for 2009 and 2008, the review of the Company's and Company subsidiaries' interim consolidated financial statement for each quarter in 2009 and 2008, and for audit-related, tax and other services performed in 2009 and 2008 (thousands of dollars).

	2009	2008
Audit Fees(1)	$4,585	$4,914
Audit-Related Fees(2)	399	939
Tax Fees(3)	459	490

Total	$5,443	$6,343

(1)
Includes annual audit of the Company's and Company subsidiaries' financial statements and management's assessment of our internal control over financial reporting, reviews of interim consolidated financial information, consultation on matters related to financial reporting, and comfort letters and agreed upon procedures and consents for securities offerings.

(2)
Fees reported for 2009 include $209,000 for employee benefit plan audits and $190,000 for other audits and accounting consultations. Fees reported for 2008 include $211,000 for employee benefit plan audits, $483,000 for required rate case filing package review procedures in Texas and New Mexico and $245,000 for other audits and accounting consultations.

(3)
Fees reported for 2009 include $328,000 for tax compliance services and $131,000 for tax planning services. Fees reported for 2008 include $224,000 for tax compliance services and $266,000 for tax planning services.

Audit Committee Pre-Approval Policies

        Rules adopted by the Securities and Exchange Commission in order to implement requirements of the Sarbanes-Oxley Act require public company audit committees to pre-approve audit and non-audit services. Our Audit Committee has adopted detailed pre-approval policies and procedures pursuant to which audit, audit-related and tax services, and all permissible non-audit services, are pre-approved by category of service. The fees are budgeted, and actual fees versus the budget are monitored throughout the year. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, we will obtain the specific pre-approval of the Audit Committee before engaging the independent auditor. The policies require the Audit Committee to be informed of each service, and the policies do not include any delegation of the Audit Committee's responsibilities to management. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

        All audit-related fees, tax fees and all other fees for 2009 and 2008 were pre-approved by the Audit Committee.

Leased Employees

        In connection with their audit of our 2009 annual financial statements, Deloitte & Touche's work was performed 100% by full-time, permanent employees of Deloitte & Touche.

OTHER BUSINESS

        Management does not know of any business, other than that described in this proxy statement, that may be presented for action at the Annual Meeting of Shareholders. If any other matters are properly presented at the Annual Meeting for action, the persons named in the accompanying proxy will vote upon them in accordance with their best judgment.

By Order of the Board of Directors,

CATHY J. HART
Corporate Secretary

Minneapolis, Minnesota

Annual Meeting Guidelines

In the interest of an orderly and constructive meeting, the following guidelines will apply to Xcel Energy's 2010 Annual Meeting of Shareholders:

  1.
  The Annual Meeting of Shareholders is open only to Xcel Energy shareholders and Xcel Energy's invited guests. Registered shareholders attending the Annual Meeting should present an admittance ticket or Notice of Internet Availability of Proxy Materials and beneficial owners should present evidence of Xcel Energy Inc. stock ownership to gain entrance. All attendees will be asked to provide state-issued photo identification, such as a driver's license, in order to gain admittance to the Annual Meeting. You will not be admitted without state-issued photo identification.

  2.
  The business of the meeting will follow as set forth in the agenda, which you will receive at the meeting entrance. If you wish to change your vote or have not voted, ballots will be distributed to you to cast your votes.

  3.
  Shareholder questions and comments related to the business of the Company will be addressed only during the question and answer portion of the agenda at the end of the Annual Meeting.

  4.
  If you wish to speak at the designated time in the question and answer portion of the Annual Meeting, please go to the nearest microphone and state your name before asking a question. You must ask a question and direct it to the Chairman. Questions from the floor are limited to three minutes to provide an opportunity for as many shareholders as possible.

  5.
  Although personal grievances, claims and political statements are not appropriate subjects for the Annual Meeting, you may submit any of these to an usher or Company representative and the Company will respond in writing.

  6.
  The use of cameras or sound recording equipment is prohibited, except by those employed by the Company to provide a record of the proceedings. The use of cell phones and other personal communication devices also is prohibited during the Annual Meeting.

  7.
  No firearms or weapons will be allowed in the meeting room.

  8.
  No banners, packages or signs will be allowed in the meeting room.

  9.
  Xcel Energy reserves the right to inspect all items, including handbags and briefcases, entering the meeting room.

 Appendix A

XCEL ENERGY INC.
EXECUTIVE ANNUAL INCENTIVE AWARD PLAN
(amended and restated effective February 17, 2010)

I.
PURPOSE

        This Xcel Energy Inc. ("Company") Executive Annual Incentive Award Plan, as it may be amended from time to time, (the "Plan"), is designed to provide a significant and flexible economic opportunity to selected officers and employees of the Company and its Affiliates as a reflection of their individual and group contributions to the success of the Company and its Affiliates. Payments pursuant to Article XI of the Plan are intended to qualify under Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended, as excluded from the term "applicable employee remuneration" (such payments are hereinafter referred to as "Excluded Income").

II.
DEFINITIONS

        "Affiliate" means (i) a corporation at least fifty percent (50%) of the common stock or voting power of which is owned, directly or indirectly, by the Company, and (ii) any other corporation or other entity controlled by the Company and designated by the Committee from time to time as such.

        "Board" shall mean the Board of Directors of the Company.

        "Change in Control" shall mean the happening of any of the following events:

          (a)   An acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock"), or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this definition; or

          (b)   A change in the composition of the Board such that the individuals who, as of the date of the 2005 annual meeting of shareholders of the Company, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a member of the Board subsequent to the 2005 annual meeting of shareholders of the Company, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of those individuals then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

          (c)   The consummation of a reorganization, merger, consolidation, share exchange or sale or other disposition of all or substantially all of the assets of the Company ("Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (i) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, twenty percent (20%) or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction and (iii) individuals who were members of the board of directors of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

          (d)   The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

        "Committee" shall mean the Governance, Compensation and Nominating Committee of the Board, or such other committee of the Board as the Board may from time to time determine, which, to the extent required to comply with Section 162(m) of the Code or Rule 16b-3 under Section 16(b) of the Exchange Act, shall be composed solely of not less than two Disinterested Persons, each of whom shall be appointed by and serve at the pleasure of the Board.

        "Company" shall mean Xcel Energy Inc., a Minnesota corporation.

        "Covered Employees" shall mean the Participants designated by the Committee prior to the award of an Incentive Award opportunity hereunder who are or are expected to be "covered employees" within the meaning of Section 162(m)(3) of the Code for the Incentive Period as to which an Incentive Award hereunder is payable and for whom the Committee intends that amounts payable hereunder constitute Excluded Income subject to Article XI hereof.

        "Disinterested Person" shall mean a member of the Board who qualifies both as an "outside director" for purposes of Section 162(m) of the Code and as a "non-employee director" for purposes of Rule 16b-3 under Section 16(b) of the Exchange Act.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        "Incentive Award" shall mean a cash or Stock award payable to a Participant pursuant to the terms of the Plan, including a Special Incentive Award.

        "Incentive Period" shall mean the period, determined in the discretion of the Committee, with respect to which a Participant is eligible to earn an Incentive Award.

        "Participant" shall have the meaning set forth in Article IV hereof.

        "Payment Date" shall mean the date following the conclusion of a particular Incentive Period on which the Committee certifies that applicable performance goals, if any, have been satisfied and authorizes payment of Incentive Awards for such Incentive Period.

        "Performance Goals" shall have the meaning set forth in Article XI hereof.

        "Special Incentive Award" shall mean an Incentive Award subject to Article XI hereof that is payable to a Participant who is a Covered Employee.

        "Stock" or "Shares" means the Common Stock of the Company.

        "Target Incentive Award" shall mean the amount determined by multiplying a Participant's base salary as of the last day of the applicable Incentive Period by a percentage designated by the Committee in its sole discretion at the time the award is granted, which percentage need not be the same for each Participant.

III.
ADMINISTRATION

        The Plan shall be administered by the Committee. In administering the Plan, the Committee may at its option employ compensation consultants, accountants and counsel (who may be the compensation consultants, independent auditors and outside counsel of the Company or an Affiliate) and other persons to assist or render advice to the Committee, all at the expense of the Company. The Committee shall have the sole authority and complete discretion to make rules and regulations relating to the administration of the Plan and to construe and interpret the Plan and any Incentive Awards granted thereunder, and any interpretations and decisions of the Committee with respect to the Plan shall be final and binding.

IV.
ELIGIBILITY

        The Committee shall, in its sole discretion, determine for each Incentive Period those officers and salaried employees of the Company and its Affiliates who shall be eligible to participate in the Plan (the "Participants") for such Incentive Period based upon such Participants' opportunity to have a substantial impact on the operating results of the Company or an Affiliate. Nothing contained in the Plan shall be construed as or be evidence of any contract of employment with any Participant for a term of any length nor shall participation in the Plan in any Incentive Period by any Participant require continued participation by such Participant in any subsequent Incentive Period.

V.
MAXIMUM AMOUNT AVAILABLE FOR AWARDS

        The maximum aggregate number of Shares available for issuance in respect of Incentive Awards made under the Plan shall be a total of 1,200,000 Shares. Shares may be made available from the authorized but unissued Shares of the Company or from Shares acquired by the Company, including Shares purchased in the open market. In the event that any award of Shares is canceled or forfeited for any reason under the Plan without the delivery of Shares to the Participant, such Shares shall thereafter be again available for award pursuant to the Plan. In the event that withholding tax liabilities arising in connection with the payment of any Incentive Award are satisfied by withholding of Shares by the Company or by the delivery of Shares by the Participant, the number of Shares available for issuance in respect of Incentive Awards under the Plan shall be increased by the number of Shares withheld or delivered.

        In the event that the Committee shall determine that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination,

exchange of Shares, warrants or rights offering to purchase Shares at a price substantially below fair market value, or other similar corporate event affects the Shares such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under this Plan, then the Committee shall adjust appropriately any or all of (i) the number and kind of Shares which thereafter may be awarded under the Plan; (ii) the number and kind of Shares subject to Incentive Awards or outstanding as restricted Shares under the Plan; and (iii) the grant, exercise or conversion price with respect to any of the foregoing and/or, if deemed appropriate by the Committee in its sole discretion, make provision for cash payment to a Participant or a person who has an outstanding Incentive Award or restricted Shares under the Plan, the making of such cash payment the Committee may condition on the cancellation of such Incentive Award or restricted Shares; provided, however, that the number of Shares subject to any Incentive Award shall always be a whole number.

VI.
DETERMINATION OF INCENTIVE AWARDS

        Subject to Article XI hereof, the amount and terms of each Incentive Award to a Participant and the Incentive Period to which it relates shall be determined by and in the discretion of the Committee. The Committee may condition the earning of an Incentive Award upon the attainment of specified performance goals, measured over a period ending no later than the end of the applicable Incentive Period. Such performance goals may relate to the Participant or the Company, or any Affiliate, division or department of the Company or Affiliate for or within which the Participant is primarily employed, or upon such other factors or criteria as the Committee shall determine, and may be different for each Participant. Incentive Awards payable under the Plan will consist of an award from the Company payable in cash, Stock or a combination of both, based upon a percentage (which may exceed one hundred percent (100%)) of the Target Incentive Award and, if applicable, the degree of achievement of such performance goals. Special Incentive Awards under this Plan for Covered Employees shall be subject to preestablished Performance Goals and other terms as provided in Article XI hereof. Except with respect to Special Incentive Awards to Covered Employees, the Committee may, in its sole discretion, increase or decrease the amount of any Incentive Award payable to a Participant and, in recognition of changed or special circumstances, may award Incentive Awards to Participants even though the Incentive Awards are not earned. Subject to any deferral election as provided in Article XIII hereof, Incentive Awards earned or otherwise awarded will be paid between January 1st and March 15th of the year following the last day of the applicable Incentive Period.

VII.
CERTAIN ELECTIONS OF FORM OF PAYMENT OF INCENTIVE AWARDS

        As part of and to the extent provided in an Incentive Award, including a Special Incentive Award, at the time of grant under the Plan, the Committee may permit a Participant to elect, prior to the beginning of the Incentive Period or at such other time as the Committee may determine, to receive the amount payable under the Incentive Award in (i) cash, (ii) Shares, (iii) restricted Shares, or (iv) any combination thereof. Subject to the maximum amount payable to Participants who are Covered Employees as provided in Article XI, to the extent a Participant elects to receive an Incentive Award in Shares, the amount of the Incentive Award so payable shall be increased by five percent (5%), and to the extent a Participant elects to receive an Incentive Award in restricted Shares, the amount of the Incentive Award payable in restricted Shares shall be increased by twenty percent (20%). The number of Shares to be distributed in Shares or restricted Shares shall be determined based on the closing sale price of a Share on the New York Stock Exchange (or such other national securities exchange as may at the time be the principal market for the Stock) on the trading day immediately preceding the applicable Payment Date (or, if the Payment Date is a trading day and the determination of the number of Shares or restricted Shares is made after the close of regular trading on that date, then the determination shall be based on such closing price on the Payment Date).

        Restricted Shares so issued in payment of an Incentive Award shall be subject to such terms and conditions as the Committee shall determine but shall be subject to at least the following as may be modified by the Committee in order to comply, to the extent applicable, with the rules of Code Section 409A, as amended from time to time, and any implementing regulations and guidance:

  (a)
  During the periods in which the Shares are subject to restrictions as hereinafter provided (the "Restricted Periods"), the restricted Shares may not be sold, assigned, transferred, pledged, or otherwise encumbered by the Participant, except by will or the laws of descent and distribution. Certificates issued in respect of restricted Shares shall be registered in the name of the Participant and deposited by the Participant with the Company.

  (b)
  The restrictions described above shall commence on the Payment Date as of which the restricted Shares are issued and terminate with respect to (i) one-third of the Shares on March 1 of the calendar year next following the calendar year in which the Payment Date occurs, (ii) one-third of the Shares on March 1 of the second calendar year next following the calendar year in which the Payment Date occurs and (iii) one-third on March 1 of the third calendar year next following the calendar year in which the Payment Date occurs.

  (c)
  Restricted Shares shall vest and be available on the expiration of the applicable Restricted Periods or upon the occurrence of an earlier Change in Control (as defined in Article II above with such modifications as the Committee shall determine as may be needed to comply with Section 409A of the Code and the guidance and regulations promulgated thereunder, if applicable) in which event the Restricted Periods shall thereupon end.

  (d)
  If, before the end of the applicable Restricted Periods as provided above, the Participant separates from service with the Company and its Affiliates for any reason other than death or Disability, all Shares then subject to the above restrictions will be forfeited to Company; provided, however, that if the Participant separates from service by reason of death or Disability, the restrictions shall lapse and the Restricted Periods shall end on the date of such separation. For this purpose, "Disability" shall mean qualifying for long-term disability benefits under a plan sponsored by the Company or its Affiliates in which the Participant participates.

  (e)
  At the expiration of the Restricted Periods, the Company shall cause Shares released from restriction to be transferred to the Participant or the Participant's legal representative, as the case may be, except to the extent such Shares have been forfeited to the Company.

  (f)
  During the Restricted Periods, Participants in whose name the restricted Shares are issued may exercise full voting rights in respect of the restricted Shares and shall be entitled to all dividends and other distributions paid with respect to those Shares; provided however, that any cash dividend distributions shall be reinvested in additional Shares and such reinvested cash dividends and any dividends or distributions paid in Shares shall be subject to the same restrictions as the restricted Shares with respect to which they were distributed.

VIII.
TERMINATION OF EMPLOYMENT

        In the event that a Participant's employment with the Company and its Affiliates terminates for any reason during the Incentive Period with respect to any Incentive Awards, a prorated Incentive Award shall be payable to the Participant in cash (notwithstanding any election to the contrary pursuant to Article VII to receive Shares or Restricted Shares) only to the extent that the Performance Goals specified by the Committee in advance have been obtained, or such termination is due to a Participant's death or Disability. A Participant who remains employed through the Incentive Period, but is terminated (or voluntarily terminates) prior to the applicable Payment Date, shall be entitled to receive any Incentive

Award payable to such Participant with respect to such Incentive Period in cash and without regard to any election to the contrary pursuant to Article VII to receive Shares or restricted Shares.

IX.
AMENDMENT AND DISCONTINUANCE

        The Board shall have the right to amend, alter, discontinue or otherwise modify the Plan or any award hereunder from time to time but no such modification shall, without the consent of the Participant affected, impair any award made prior to the effective date of the modification; provided however, that no amendment shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief under Section 16(b) of the Exchange Act or which is a requirement for the performance-based compensation exception under Section 162(m) of the Code or of any rule of the stock exchange or market on which Shares are listed. Notwithstanding anything to the contrary above, the Board shall have the right to amend, alter or otherwise modify the Plan or an Award without the consent of the Participant to the extent necessary to allow the Plan or an Award to comply with Section 409A of the Code, or to maintain the Plan's or an Award's exemption from Section 409A of the Code.

X.
MISCELLANEOUS

        The Committee may authorize the creation of trusts or other arrangements to meet the payment obligations created under the Plan; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan. The Plan shall be governed by and construed in accordance with the laws of the State of Minnesota.

        The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business and/or assets of the Company expressly to assume and agree to perform this Plan in the same manner and to the same extent the Company would be required to perform if no such succession had taken place. This Plan shall be binding upon and inure to the benefit of the Company and any successor to the Company, including without limitation any persons acquiring directly or indirectly all or substantially all of the business and/or assets of the Company whether by purchase, merger, consolidation, reorganization or otherwise (and such successor shall thereafter be deemed to "Company" for the purposes of this Plan), and the heirs, executors and administrators of each Participant. The Board intends this Plan, and all Awards issued hereunder, to be exempt from Section 409A of the Code, and the regulations issued thereunder.

XI.
PROCEDURES FOR CERTAIN DESIGNATED PARTICIPANTS

        Special Incentive Awards under the Plan to Participants who are Covered Employees for the applicable Incentive Period shall be subject to pre-established Performance Goals as set forth herein. Notwithstanding Article VI hereof, the Committee shall not have the discretion to modify the terms of awards to such Participants except as specifically set forth in this Article XI.

  (a)
  Target Bonus. On or before the 90th day of each Incentive Period, and in any event before twenty-five percent (25%) or more of the Incentive Period has elapsed, the Committee shall establish in writing specific Performance Goals for the Incentive Period, upon the attainment of which will be conditioned the payment of Special Incentive Awards to such of the Participants who may be Covered Employees. A Special Incentive Award shall consist of an award from the Company payable in cash, Stock or a combination of both to be based upon a percentage

    (which may exceed one hundred percent (100%)) of a Target Incentive Award. The extent, if any, to which a Special Incentive Award will be payable will be based upon the degree of achievement of pre-established Performance Goals over a specified Incentive Period; provided, however, that the Committee may, in its sole discretion, reduce the amount which would otherwise be payable with respect to an Incentive Period.

  (b)
  Incentive Period. The Incentive Period will be a period of twelve (12) months, unless a shorter period is otherwise selected and established in writing by the Committee at the time the Performance Goals are established with respect to such Incentive Period.

  (c)
  Performance Goals. The Performance Goals established by the Committee at the time a Special Incentive Award is granted will be based on one or more of the following: earnings per share; market share; stock price; sales; costs; capital expenditures; net operating income; net income; cash flow; retained earnings; earnings before interest and taxes ("EBIT"); earnings before interest, taxes, depreciation and amortization ("EBITDA"); return on equity; return on capital; return on assets; return on total assets employed; total shareholder return; shareholder value analysis; results of customer satisfaction surveys; aggregate product price and other product price measures; safety record; service reliability; demand-side management (including conservation and load management); operating and maintenance cost management; energy production availability; environmental standards or compliance; environmental projects or goals; economic value added; margins; measures of employee satisfaction or engagement; energy efficiency; and individual performance measures; provided, that all Performance Goals shall be objective performance goals satisfying the requirements for "performance-based compensation" within the meaning of Section 162(m)(4) of the Code. At the time of establishing a Performance Goal, the Committee shall specify the manner in which the Performance Goal shall be calculated. In so doing, the Committee may exclude the impact of certain specified events from the calculation of the Performance Goal. For example, if the Performance Goal were earnings per share, the Committee could, at the time this Performance Goal was established, specify that earnings per share are to be calculated without regard to any subsequent change in accounting standards required by the Financial Accounting Standards Board. Such Performance Goals also may be based on the attainment of specified levels of performance of the Company and/or one or more Affiliates, and/or one or more business or functional units thereof, under one or more of the measures described above relative to the performance of other corporations or indices.

  (d)
  Payment of an Incentive Award. At the time the Special Incentive Award is granted, the Committee shall prescribe a formula to determine the percentage of the Target Incentive Award which may be payable based upon the degree of attainment of the Performance Goals during the Incentive Period. If the minimum Performance Goals established by the Committee are not met, no payment will be made to a Participant who is a Covered Employee. To the extent that the minimum Performance Goals are satisfied or surpassed, and upon written certification by the Committee that the Performance Goals have been satisfied to a particular extent and any other material terms and conditions of the Special Incentive Awards have been satisfied, payment shall be made on the Payment Date in accordance with the prescribed formula based upon a percentage of the Target Incentive Award and the terms and conditions of Article VII, if applicable, unless the Committee determines, in its sole discretion, to reduce the payment to be made. Payment shall be subject to the terms and conditions of Article VII if the Committee so provides at the time of the grant of the Special Incentive Award.

  (e)
  Maximum Payable. The maximum amount payable to a Covered Employee under this Plan for any calendar year by the Company pursuant to this Plan shall be $2,000,000 in cash and 100,000 Shares. Consistent with these limits, at the time a Special Incentive Award is granted the Committee shall specify the maximum dollar amount payable under the Special Incentive Award.

XII.
CHANGE IN CONTROL

        Notwithstanding any other provision of this Plan, (i) upon a Change in Control, each Participant who is employed by the Company or an Affiliate immediately before the Change in Control shall be entitled to receive a payment in cash equal to his or her Target Incentive Award (determined as if the Participant's base salary as of the day immediately preceding the date of the Change in Control were his or her base salary as of the last day of the Incentive Period) for the Incentive Period that includes the date of the Change in Control, and (ii) any additional Incentive Award that becomes payable to such a Participant for that Incentive Period, including the amount, if any, payable pursuant to an election under Article VII to receive Shares or restricted Shares, shall be reduced (but not below zero) by the amount of the payment made to such Participant pursuant to clause (i) of this Article XII. Payments made upon a Change in Control will be made no later than March 15th of the year following the year of a Change in Control

XIII.
DEFERRAL ELECTIONS

        Subject to all the terms and conditions of the Company's Deferred Compensation Plan, a Participant may elect under such Deferred Compensation Plan to defer the receipt of Incentive Awards payable hereunder in cash.

XIV.
WITHHOLDING

        The Company and its Affiliates shall have the right to deduct from all amounts paid to a Participant in cash (whether under this Plan or otherwise) any taxes required by law to be withheld in respect of Incentive Awards under this Plan. In the case of payments of Incentive Awards in the form of Shares, the Company may require the Participant to pay to the Company the amount of any taxes required to be withheld with respect to such Shares. However, the Participant may pay all or any portion of the taxes, in such amount as determined by the Company, required to be withheld by the Company or its Affiliates or paid by the Participant with respect to such Shares by electing (or in absence of an election may be deemed by the Committee to have elected) to have the Company withhold Shares, or by delivering previously owned Shares, having a fair market value equal to the amount required to be withheld or paid. The Participant must make the foregoing election on or before the date that the amount of tax to be withheld is determined ("Tax Date"). Following the Tax Date, such election is irrevocable and subject to disapproval by the Committee.

XV.
SHAREHOLDER APPROVAL AND TERM

        The original version of this Plan became effective on May 25, 2005, and was amended effective December 10, 2008 and January 1, 2009. This amendment and restatement of the Plan shall be effective as of February 17, 2010. The Plan will terminate May 25, 2015. Incentive Awards and restricted Shares outstanding as of the termination date of the Plan shall not be affected or impaired by the termination of the Plan.

 Appendix B

XCEL ENERGY INC.
2005 LONG-TERM INCENTIVE PLAN
(As amended and restated effective February 17, 2010)

Section 1. Purpose

        The purpose of the Xcel Energy Inc. ("Company") 2005 Long-Term Incentive Plan (the "Plan") is to promote the interests of the Company and its shareholders by (a) attracting and retaining executive personnel and other key employees of outstanding training, experience and ability; (b) motivating executive personnel and other key employees, by means of performance-related incentives, to achieve longer-range performance goals; and (c) enabling such employees to participate in the long-term growth and financial success of the Company.

Section 2. Definitions

        "Act" shall mean the Securities Exchange Act of 1934, as amended.

        "Affiliate" shall mean any corporation or other entity which is not a Subsidiary, but as to which the Company possesses a direct or indirect ownership interest and has representation on the board of directors or any similar governing body.

        "Award" shall mean a grant or award under Sections 6 through 12 inclusive, of the Plan, as evidenced in a written document delivered to a Participant as provided in Section 13(b).

        "Board" or "Board of Directors" shall mean the Board of Directors of the Company.

        "Bonus Stock" means an Award granted pursuant to Section 11 of the Plan expressed as a share of Common Stock which may or may not be subject to restriction.

        "Cashless Exercise" means the exercise of an Option by the Participant through the use of a brokerage firm to make payment to the Company of the exercise price either from the proceeds of a loan to the Participant from the brokerage firm or from the proceeds of the sale of Stock issued pursuant to the exercise of the Option, and upon or simultaneously with the receipt of such payment, the Company delivers the Shares acquired upon exercise to the brokerage firm.

        "Change in Control" is the occurrence of any of the events described in subsections (a) through (d), below:

  (a)
  A direct or indirect acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) which, together with other direct or indirect acquisitions or beneficial ownership by such Person, results in aggregate beneficial ownership by such Person of twenty percent (20%) or more of either (1) the then outstanding shares of Common Stock (the "Outstanding Company Common Stock"), or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (ii) any acquisition by the Company or a wholly owned Subsidiary, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (iv) any acquisition by any entity pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this definition; or

  (b)
  A change in the composition of the Board such that the individuals who, as of the date of the 2005 annual meeting of shareholders of the Company, constitute the Board (the "Incumbent Board") cease for any reason to constitute a majority of the Board; provided, however, that any individual who becomes a member of the Board subsequent to the date of the 2005 annual meeting of shareholders of the Company, whose election, or nomination for election by the Company's shareholders, was approved by a vote of a majority of those individuals then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

  (c)
  The consummation of a Corporate Transaction; excluding, however, such a Corporate Transaction pursuant to which (i) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or comparable equity interests), as the case may be, of the surviving or acquiring entity resulting from such Corporate Transaction (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions (as compared to each other) as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than the Company, any wholly owned Subsidiary, any employee benefit plan (or related trust) sponsored or maintained by the Company, any entity controlled by the Company, such surviving or acquiring entity resulting from such Corporate Transaction or any entity controlled by such surviving or acquiring entity or a direct or indirect parent entity of the surviving or acquiring entity that, after giving effect to the Corporate Transaction, beneficially owns, directly or indirectly, 100% of the outstanding voting stock (or comparable equity interests) of the surviving or acquiring entity) will beneficially own, directly or indirectly, twenty percent (20%) or more of, respectively, the outstanding shares of common stock (or comparable equity interests) of the entity resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such entity entitled to vote generally in the election of directors (or similar governing body) except to the extent that such ownership existed prior to the Corporate Transaction and (iii) individuals who were members of the Incumbent Board will constitute a majority of the members of the board of directors (or similar governing body) of the surviving or acquiring entity resulting from such Corporate Transaction; or

  (d)
  The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

        "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

        "Committee" shall mean the Governance, Compensation and Nominating Committee of the Board of Directors or such other committee designated by the Board, provided that such Committee, to the extent required to comply with the listing standards of the New York Stock Exchange, shall consist entirely of independent directors as defined by the rules of the New York Stock Exchange and, to the extent required to comply with Rule 16b-3 or Section 162(m), shall consist solely of two or more outside directors who qualify both as "non-employee directors", as defined in Rule 16b-3, and "outside directors" under Code Section 162(m).

        "Common Stock" or "Stock" shall mean the common stock of the Company.

        "Company" shall mean Xcel Energy Inc., a Minnesota corporation.

        "Corporate Transaction" means (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the assets of the Company, (iii) a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation or (iv) a statutory share exchange involving capital stock of the Company.

        "Covered Employee" means a Participant (i) who is a "covered employee" as defined in Section 162(m)(3) of the Code, and the regulations promulgated thereunder, or (ii) who the Committee believes will be such a covered employee for a Performance Cycle or Restricted Period and have compensation in excess of $1,000,000 for the calendar year in which the Award related to such Performance Cycle or Restricted Period is includible in the Participant's income.

        "Designated Beneficiary" shall mean the beneficiary designated by the Participant, in a manner determined by the Committee, to receive amounts due the Participant in the event of the Participant's death. In the absence of an effective designation by the Participant, Designated Beneficiary shall mean Participant's legal spouse, or if none, the Participant's estate.

        "Dividend Reinvestment Plan" shall mean the Company's shareholder dividend reinvestment plan as in effect from time to time.

        "Employee" shall mean any employee of the Employer.

        "Employer" shall mean the Company and any Subsidiary or Affiliate.

        "Fair Market Value" shall mean the closing price of a Share on the New York Stock Exchange (or such other national securities exchange as may at the time be the principal market for the Stock) on the day preceding the day of determination. If the Stock is not then listed and traded on a national securities exchange but is quoted on an automated quotation system or by a recognized securities dealer, Fair Market Value shall be the closing price of a Share (or the average of the high bid and low asked prices if selling prices are not reported) on such system or by such dealer on the day preceding the day of determination. In the absence of an established market for the Stock as described above, Fair Market Value shall be what the Committee determines in good faith and in a manner consistent with Section 409A of the Code to be 100% of the fair market value of a Share on that date. In cases where no Stock was traded on the day preceding the day of determination, the next preceding trade day shall be used. If the determination of Fair Market Value is made after the close of regular trading on the national securities exchange on which the Stock is traded, all references to the day preceding the day of determination shall instead refer to the day of determination.

        "Fiscal Year" shall mean the fiscal year of the Company.

        "Incentive Stock Option" shall mean a stock option granted under Section 6 which is intended to meet the requirements of Section 422 of the Code.

        "Nonqualified Stock Option" shall mean a stock option granted under Section 6 which is not intended to be an Incentive Stock Option.

        "Option" shall mean an Incentive Stock Option or a Nonqualified Stock Option.

        "Participant" shall mean an individual who is selected by the Committee to receive an Award under the Plan.

        "Payment Value" shall mean the dollar amount assigned to a Performance Unit or Performance Share under Section 8 with respect to the applicable Performance Cycle.

        "Performance Award" means a performance-based Award, which may be in the form of either Performance Shares or Performance Units.

        "Performance Cycle" or "Cycle" shall mean the period selected by the Committee during which the performance is measured for the purpose of determining the extent to which a Performance Award has been earned, which shall not be a period of less than one fiscal year.

        "Performance Goals" shall mean the objectives established by the Committee for a Performance Cycle or other specified period, for the purpose of determining the extent to which Awards which have been contingently awarded for such Cycle or period are earned.

        "Performance Share" means an Award, designated as a Performance Share, granted to a Participant pursuant to Section 8 herein, the value of which is determined, in whole or in part, by the value of Stock in a manner deemed appropriate by the Committee and described in the Agreement.

        "Performance Unit" means an Award, designated as a Performance Unit, granted to a Participant pursuant to Section 8 herein, the value of which is determined, in whole or in part, by the attainment of pre-established goals relating to Company financial or operating performance as deemed appropriate by the Committee and described in the Agreement.

        "Restricted Period" shall mean the period selected by the Committee during which a grant of Restricted Stock or Restricted Stock Units may be forfeited to the Company.

        "Restricted Stock" shall mean shares of Common Stock subject to a substantial risk of forfeiture that are granted, pursuant to Section 9 herein, to a Participant, who is restricted from selling, assigning, transferring, pledging or otherwise encumbering the Shares during the Restricted Period.

        "Restricted Stock Unit" means an Award granted to a Participant pursuant to Section 10 which is a hypothetical share of Common Stock the value of which is based on the value of Common Stock, and which is subject to restrictions and risk of forfeiture until vested at the end of the Restricted Period.

        "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Act, or any successor rule, as amended from time to time.

        "Section 162(m)" means Section 162(m) of the Code, or any successor section under the Code, as amended from time to time and as interpreted by final or proposed regulations promulgated thereunder from time to time.

        "Stock" or "Shares" means the Common Stock of the Company.

        "Stock Appreciation Right" means the right to receive an amount equal to the excess of the Fair Market Value of a share of Stock (as determined on the date of exercise) over the exercise price of a related Option or the Fair Market Value of the Stock on the date of grant of the Stock Appreciation Right.

        "Stock Exchange" shall mean the primary national securities exchange on which the Common Stock is traded as of the particular time in question.

        "Stock Unit Award" shall mean an award of Common Stock or units granted under Section 12.

        "Subsidiary" shall mean any business entity in which the Company possesses directly or indirectly fifty percent (50%) or more of the total combined voting power.

Section 3. Administration

a)
Administration

  The Plan shall be administered by the Committee. The Committee shall have sole and complete discretion and authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time deem advisable, and to interpret and construe the terms and provisions of the Plan and make all determinations necessary or advisable for the administration of the Plan. The Committee may delegate to one or more of its members or to one or more agents such non-discretionary administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee's determinations and decisions shall be final, conclusive and binding upon all persons, including the Company, shareholders, an Employer, Employees, Participants and Designated Beneficiaries.

b)
Delegation

  To the extent not inconsistent with applicable law or stock exchange rules, the Committee may delegate all or any portion of its authority under the Plan to determine and administer Awards to Participants who are not subject to Section 16 of the Act to one or more persons who are either members of the Committee or executive officers of the Company.

c)
Indemnification

  Each person who is or has been a member of the Committee or of the Board, and any other person to whom the Committee delegates authority under the Plan, shall be indemnified and held harmless by the Company, to the extent permitted by law, against and from (i) any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act, made in good faith, under the Plan and (ii) any and all amounts paid by such person in settlement thereof, with the Company's approval, or paid by such person in satisfaction of any judgment in any such action, suit or proceeding against such person, provided such person shall give the Company an opportunity, at the Company's expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person or persons may be entitled under the Company's articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 4. Eligibility

        Any Employee or non-Employee member of the Board is eligible to participate in the Plan. The Committee shall have sole and complete discretion in determining those persons who shall receive Awards under the Plan. The Committee may request recommendations for individual Awards from the Chief Executive Officer of the Company.

        The Committee may also grant Awards in substitution for, or in connection with the assumption of, existing Awards awarded or issued by another entity and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a merger, consolidation, plan of exchange, acquisition or property or stock, separation, reorganization or liquidation to which the Company or any subsidiary is a party. The terms and conditions of the substitute Awards may vary from the terms and conditions set forth in the Plan to the extent the Committee at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

Section 5. Maximum Amount Available for Awards

a)
Maximum Shares Available

  The maximum aggregate number of Shares available for issuance in respect of Awards made under the Plan shall be a total of 8,323,800 shares of Common Stock, which Awards may be in any combination of Options, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, Bonus Shares, or any other right or option, provided that no more than 25% of these Shares shall be Restricted Stock. All such Shares may be issued under the Plan through Incentive Stock Options. Shares may be made available from the authorized but unissued Shares of the Company or from Shares acquired by the Company, including Shares purchased in the open market. In the event that (i) an Option or Stock Appreciation Right is settled for cash or expires or is terminated unexercised as to any Shares covered thereby, or (ii) any Award in respect of Shares is canceled or forfeited for any reason under the Plan without the delivery of Shares to the Participant or is paid in cash, such Shares shall thereafter be again available for award pursuant to the Plan. In the event any Option or other Award is exercised through the surrender or withholding of Shares or in the event that withholding tax liabilities arising in connection with any Award are satisfied by the withholding of Shares by the Company or by the delivery of Shares by the Participant, the number of Shares available for Awards under the Plan shall be increased by the number of Shares so surrendered, withheld or delivered.

b)
Adjustment for Changes in Capitalization

  In the event of any equity restructuring (within the meaning of FASB ASC Topic, 718, Compensation — Stock Compensation) that causes the per share value of Shares to change, such as a stock dividend or stock split, the Committee shall cause there to be made an equitable adjustment to the number and kind of Shares or other securities issued or reserved for issuance pursuant to the Plan, the number of Shares authorized for issuance as certain types of Awards under the Plan, and to outstanding Awards (including but not limited to the number and kind of Shares to which such Awards are subject, and the exercise or strike price of such Awards) to the extent such other Awards would not otherwise automatically adjust in the equity restructuring; provided, in each case, that with respect to Incentive Stock Options, no such adjustment shall be authorized to the extent that such adjustment would cause such Incentive Stock Options to violate Section 422(b) of the Code or any successor provision; provided further, that no such adjustment shall be authorized under this Section to the extent that such adjustment would cause an Award to be subject to adverse tax consequences under Section 409A of the Code. In the event of any other change in corporate capitalization, which may include a merger, consolidation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), or any partial or complete liquidation of the Company to the extent such events do not constitute equity restructurings or business combinations within the meaning of FASB ASC Topic 718, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights. In either case, any such adjustment shall be conclusive and binding for all purposes of the Plan. Unless otherwise determined by the Committee, the number of Shares subject to an Award shall always be a whole number.

c)
Effect of Plans Operated by Acquired Companies

  If a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan. Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or members of the Board prior to such acquisition or combination.

Section 6. Stock Options

a)
Grant

  Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, the Option Price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Nonqualified Stock Options, or to grant both types of Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any implementing regulations.

b)
Option Price

  The Committee shall, in its discretion, establish the exercise price per share of Stock covered by an Option ("Option Price") at the time each Option is granted which, except for a substitute Option granted pursuant to Section 4, shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant.

c)
Exercise

1)
Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award or thereafter; provided, however, that in no event may any Option granted hereunder be exercisable after the expiration of ten (10) years from the date of such grant. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

2)
Options shall be exercised by the delivery of written notice from the Participant to the Company in the form prescribed by the Committee setting forth the number of Shares with respect to which the Option is to be exercised accompanied by full payment for the Shares. No Shares shall be delivered pursuant to any exercise of an Option until payment of the Option Price has been received by the Company. Payment of the Option Price may be made in cash, or its equivalent, or, if and to the extent permitted by the Committee, by the surrender or delivery of shares of Common Stock owned by the optionee (which are not the subject of any pledge or other security interest, by directing the Company to withhold Shares otherwise issuable to the Participant upon exercise of the Option or by any combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Common Stock so tendered to or withheld by the Company, valued as of the date of such tender or withholding, is at least equal to such Option Price. In addition, at the request of the Participant, and subject to applicable laws and regulations, the Company may (but shall not be required to) cooperate in a Cashless Exercise of the Option. Under no circumstance, however, may a Participant who is a director or executive officer (or equivalent thereof) of the Company within the meaning of Section 13(k) of the Act, as added by Section 402(a) of the Sarbanes-Oxley Act of 2002 (an "Insider"), be allowed to exercise using the Cashless Exercise method if the Cashless Exercise would result in a violation of Section 13(k) of the Act. As soon as practicable, after receipt of written notice and payment, the Company shall deliver to the

    Participant stock certificates in an appropriate amount based upon the number of Shares with respect to which the Option is exercised, issued in the Participant's name, or deposit such number of Shares in the Participant's Dividend Reinvestment Plan account.

  3)
  The Company may not, under any circumstances, lend money to any Participant to obtain the cash necessary to exercise all or any portion of an Option.

Section 7. Stock Appreciation Rights

a)
Subject to the provisions of the Plan, the Committee may, with sole and complete authority, grant Stock Appreciation Rights in tandem with an Option, in addition to an Option, or freestanding and unrelated to an Option. Stock Appreciation Rights granted in tandem with or in addition to an Option may be granted either at the same time as the Option or at a later time. Stock Appreciation Rights shall not be exercisable earlier than six (6) months after grant, shall not be exercisable after the expiration of ten (10) years from the date of grant and shall have an exercise price of not less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant ("Exercise Price").

b)
A Stock Appreciation Right shall entitle the Participant to receive from the Company an amount equal to the excess of the Fair Market Value of a share of Common Stock on the exercise of the Stock Appreciation Right over the Exercise Price thereof. The Committee shall determine upon or prior to the exercise of a Stock Appreciation Right whether such Stock Appreciation Right shall be settled in cash, Shares, or a combination thereof. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted prior to such determination as well as Stock Appreciation Rights granted thereafter.

c)
A limited Stock Appreciation Right related to an Option which can only be exercised during limited periods following a Change in Control of the Company, may entitle the Participant to receive an amount based upon the highest price paid or offered for Common Stock in any transaction relating to the Change in Control or paid during the thirty-day (30) period immediately preceding the occurrence of the Change in Control in any transaction reported on the Stock Exchange.

Section 8. Performance Awards

a)
Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants who shall receive Performance Awards in the form of Performance Units or Performance Shares, the number and value of such Performance Units or Performance Shares for each Performance Cycle, the Performance Goals on which each Award shall be contingent, and the duration of each Performance Cycle. There may be more than one Performance Cycle in existence at any one time, and the duration of each Performance Cycle may differ from each other. There may be different Performance Goals in existence at any one time.

b)
Subject to the provisions of the Plan, including Section 13, the Committee shall establish Performance Goals for each Cycle on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select. During any Cycle, the Committee may adjust, subject to Section 13, the Performance Goals for such Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

c)
As soon as practicable after the end of a Performance Cycle, the Committee shall determine the number of Performance Units or Performance Shares which have been earned on the basis of performance in relation to the established Performance Goals.

d)
Payment Values of earned Performance Awards shall be distributed to the Participant, or, if the Participant has died, to the Participant's Designated Beneficiary, between January 1st and

  March 15th after the expiration of the Performance Cycle and the Committee's determination under paragraph (c) above. The Committee shall determine whether Payment Values are to be distributed in the form of cash, Shares, or a combination thereof as determined by the Committee. Payment shall be made in a lump sum.

Section 9. Restricted Stock

a)
Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom shares of Restricted Stock shall be granted, the number of shares of Restricted Stock to be granted to each Participant, the duration of the Restricted Period during which, and the conditions under which, the Restricted Stock may be forfeited to the Company, and the other terms and conditions of such Awards. Subject to the provisions of the Plan, including Section 13, the Restricted Period may be shortened, lengthened or waived by the Committee at any time in its discretion with respect to one or more Participants or Awards outstanding. The restrictions or conditions on an Award of Restricted Stock may not lapse in their entirety earlier than three years from the date of grant, except in the case of (i) a Change in Control if so provided by the Committee, (ii) death, disability or retirement if so provided by the Committee, and (iii) a substitute Award of Restricted Stock granted pursuant to Section 4. The Board (or a committee thereof) may also accelerate or provide in the applicable award agreement for the accelerated vesting of any Award in circumstances not contemplated by the preceding sentence, and/or provide for a vesting schedule that is shorter than the minimum schedule contemplated by the foregoing, in such circumstances as it may deem appropriate; provided, however, that in no event shall more than five percent (5%) of the total shares of Common Stock available for award grant purposes under this Plan be used for purposes of granting such Awards.

b)
Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as herein provided, during the Restricted Period. Certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or the Participant's legal representative, except to the extent such Restricted Stock has been forfeited to the Company under the terms and conditions of the Award.

c)
During the Restricted Period, Participants in whose name Restricted Stock is granted under the Plan may exercise full voting rights with respect to those Shares. Participants may elect to be taxed prior to the time the restrictions on such Shares have lapsed, pursuant to Section 83(b) of the Code.

d)
During the Restricted Period, Participants in whose name Restricted Stock is granted under the Plan shall be entitled to receive all dividends and other distributions paid with respect to those Shares. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Restricted Stock with respect to which they were distributed.

Section 10. Restricted Stock Units

a)
Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Restricted Stock Units shall be granted, the number of Restricted Stock Units to be granted to each Participant, the duration of the Restricted Period during which, and the conditions under which, the Restricted Stock Units may be forfeited to the Company, and the other terms and conditions of such Awards. Subject to the provisions of the Plan, including Section 13, the Restricted Period may be shortened, lengthened or waived by the Committee at any time in its discretion with respect to one or more Participants or Awards outstanding.

b)
Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except as herein provided, during the Restricted Period. Between January 1st and March 15th after the expiration of the Restricted Period, the Company shall pay the Participant, or, if the Participant has died, the Participant's Designated Beneficiary, except to the extent such restricted Stock Units have been forfeited to the company under the terms and conditions of the Award, (i) a cash payment equal to the Fair Market Value of the restricted stock Units as of the last day of the restricted Period or, (ii) Shares in an amount equal to the number of Restricted Stock Units, determined at the discretion of the Committee.

Section 11. Bonus Stock

        Subject to the provisions of the Plan, the Committee, at any time and from time to time, may award shares of Bonus Stock to participants under the Plan without cash consideration. The Committee shall determine and indicate in the related Award agreement whether such shares of Bonus Stock awarded under the Plan shall be unencumbered of any restrictions (other than those advisable to comply with law) or shall be subject to restrictions and limitations similar to those referred to in Section 9. In the event the Committee assigned any restrictions on the shares of Bonus Stock awarded under the Plan, then such shares shall be subject to at least the following restrictions:

  1)
  No shares of Bonus Stock may be sold, transferred, pledged, assigned or otherwise alienated, hypothecated or encumbered if such shares are subject to restrictions which have not lapsed or have not been vested.

  2)
  If any condition of vesting of the shares of Bonus Stock are not met, all such shares subject to such vesting shall be delivered to the Company (in a manner determined by the Committee) within sixty (60) days of the failure to meet such conditions without any payment from the Company.

Section 12. Other Stock Based Awards

a)
Subject to the provisions of the Plan, in addition to granting Options, Stock Appreciation Rights, Performance Units, Performance Shares, Restricted Stock, Restricted Stock Units and Bonus Stock, the Committee shall have authority to grant to Participants Stock Unit Awards which can be in the form of Common Stock or units, the value of which is based, in whole or in part, on the value of Common Stock. Subject to the provisions of the Plan, including Section 13(b) below, Stock Unit Awards shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules (all of which are sometimes hereinafter collectively referred to as "rules") as the Committee may determine in its sole and complete discretion at the time of grant. The rules need not be identical for each Stock Unit Award.

b)
In the sole and complete discretion of the Committee, a Stock Unit Award may be granted subject to the following rules:

1)
Any shares of Common Stock which are part of a Stock Unit Award may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued or, if later, the date provided by the Committee at the time of grant of the Stock Unit Award.

2)
Stock Unit Awards may provide for the payment of cash consideration by the person to whom such Award is granted or provide that the Award, and any Common Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration, provided that for any Common Stock to be purchased in connection with a Stock Unit Award the purchase shall be at least fifty percent (50%) of the Fair Market Value of such Common Stock on the date such Award is granted.

3)
Stock Unit Awards may relate in whole or in part to certain performance criteria established by the Committee at the time of grant.

  4)
  Stock Unit Awards may provide for deferred payment schedules fixed at the time of grant of the Award and/or vesting over a specified period of employment.

  5)
  In such circumstances as the Committee may deem advisable and subject to the provisions of the Plan, including Section 13, the Committee may waive or otherwise remove, in whole or in part, any restriction or limitation to which a Stock Unit Award was made subject at the time of grant.

c)
In the sole and complete discretion of the Committee, an Award, whether made as a Stock Unit Award under this Section 12 or as an Award granted pursuant to Sections 6 through 11 may provide the Participant with (i) dividends or dividend equivalents (payable on a current or deferred basis) which may be added to the Award and subject to such conditions, restrictions and contingencies (including vesting), including the conditions, restrictions and contingencies applicable to the underlying Awards with respect to which they were granted, as the Committee shall determine; and (ii) cash payments in lieu of or in addition to an Award; provided however that dividend equivalents in respect of the unvested portions of Restricted Stock Units and Stock Unit Awards and Performance Awards whose vesting is subject to the achievement of specified Performance Goals will be subject to the same restrictions as the underlying shares or units to which such dividend equivalents relate.

Section 13. Special Provisions Applicable to Covered Employees

        Awards subject to performance criteria paid to Covered Employees under this Plan shall be governed by the conditions of this Section 13 in addition to the requirements of Sections 8, 9, 10, 11 and 12 above. Should conditions set forth under this Section 13 conflict with the requirements of Sections 8, 9, 10, 11 and 12, the conditions of this Section 13 shall prevail.

a)
The Performance Goals established by the Committee will be based on one or more of the following: earnings per share, market share, stock price, sales, costs, capital expenditures, net operating income, net income, cash flow, retained earnings, earnings before interest and taxes ("EBIT"), earnings before interest, taxes, depreciation and amortization ("EBITDA"), return on equity, return on capital, return on assets, return on total assets employed, total shareholder return, shareholder value analysis, results of customer satisfaction surveys, aggregate product price and other product price measures, safety record, service reliability, demand-side management (including conservation and load management), operating and maintenance cost management, energy production availability, environmental leadership projects and goals, energy efficiency, environmental standards or compliance, economic value added, margins, measures of employee satisfaction or engagement, and individual performance measures; provided, that all Performance Goals shall be objective performance goals satisfying the requirements for "performance-based compensation" within the meaning of Section 162(m)(4) of the Code. At the time of establishing a Performance Goal, the Committee shall specify the manner in which the Performance Goal shall be calculated. In so doing, the Committee may exclude the impact of certain specified events from the calculation of the Performance Goal. For example, if the Performance Goal were earnings per share, the Committee could, at the time this Performance Goal was established, specify that earnings per share are to be calculated without regard to any subsequent change in accounting standards required by the Financial Accounting Standards Board. Such Performance Goals also may be based on the attainment of specified levels of performance of the Company and/or one or more Affiliates and/or one or more business or functional units or divisions thereof, and under one or more of the measures described above in absolute terms or relative to the performance of other entities or indices.

b)
The Performance Goals established by the Committee in respect of an Award shall not allow for any discretion by the Committee as to an increase in the Award (whether directly or indirectly by adjusting the Performance Goals), but the Committee shall have discretion to lower an Award.

c)
The Award and payment of any Award under this Plan to a Covered Employee which is subject to Performance Goals shall be contingent upon the attainment of the Performance Goals that are applicable to such Covered Employee. The Committee shall certify in writing prior to payment of any such Award that such applicable Performance Goals and other material terms relating to the Award are satisfied. Approved minutes of the Committee may be used for this purpose.

d)
The maximum Award that may be paid to any Covered Employee under the Plan pursuant to Section 8 for any Performance Cycle is $2,000,000 in cash and 2,000,000 Shares. The maximum number of shares of Stock subject to Options or Stock Appreciation Rights granted during a Performance Cycle to any Employee shall be 2,000,000 Shares. The maximum number of shares of Stock subject to Restricted Stock, Restricted Stock Units, Bonus Stock or Stock Unit Awards granted during a Performance Cycle to any Employee which are subject to Performance Goals shall be 2,000,000 Shares. Each of the foregoing maximums shall apply to any Performance Cycle that is equal to a fiscal year, which maximums shall be adjusted to the corresponding fraction or multiple of that amount for any Performance Cycle of a different duration.

e)
All Awards to Covered Employees under this Plan shall be further subject to such other conditions, restrictions, and requirements as the Committee may determine to be necessary to carry out the purpose of this Section 13.

Section 14. General Provisions

a)
Withholding

  The Employer shall have the right to deduct from all amounts paid to a Participant in cash (whether under this Plan or otherwise) any taxes required by law to be withheld in respect of Awards under this Plan. In the case of payments of Awards in the form of Common Stock, the Employer may require the Participant to pay to the Employer the amount of any taxes required to be withheld with respect to such Common Stock. However, the Participant may pay all or any portion of the taxes, in such amount as determined by the Employer, required to be withheld by the Employer or paid by the Participant with respect to such Common Stock by electing (or in absence of an election may be deemed by the Committee to have elected) to have the Employer withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a Fair Market Value equal to the amount required to be withheld or paid. The Participant must make the foregoing election on or before the date that the amount of tax to be withheld is determined ("Tax Date"). Following the Tax Date, such election is irrevocable and subject to disapproval by the Committee.

b)
Awards

  Each Award hereunder shall be evidenced in writing, delivered to the Participant and shall specify the terms and conditions thereof and any rules applicable thereto, including but not limited to the effect on such Award of the death, retirement or other termination of employment of the Participant and the effect thereon, if any, of a Change in Control of the Company.

c)
Nontransferability

  No Award shall be assignable or transferable except by will or the laws of descent and distribution, and no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. Except as provided in this Section 14(c), (i) during the lifetime of a Participant, only the Participant or the Participant's guardian or legal representative may exercise an Option or Stock Appreciation Right, or receive payment with respect to any other Award; and (ii) no Award may be sold, assigned, transferred, exchanged or encumbered other by will or the laws of descent and distribution. Any attempted transfer in violation of this Section 14(c) shall be of no effect. The Committee may, however, provide in an Agreement or otherwise that an Award (other than an Incentive Stock Option) may be transferable by gift to any "family member" (as defined by the general instructions to Form S-8 under the Securities Act of 1933) of the Participant. Any Award held by a transferee shall continue to be subject to the same terms and conditions that were applicable to that Award immediately before the transfer thereof. For purposes of any provision of the Plan relating to notice to a Participant or to acceleration or termination of an Award upon the death or termination of employment of a Participant, the references to "Participant" shall mean the original grantee of an Award and not any transferee. Notwithstanding the above, in the discretion of the Committee, Awards may be transferable pursuant to a domestic relations order, as determined by the Committee or its designee.

d)
No Rights to Employment

  No person shall have claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Employer. Further, the Employer expressly reserves the right at any time to dismiss a Participant, free of any liability or any claim under the Plan, except as provided herein or in any agreement entered into with respect to an Award.

e)
No Rights as Shareholder

  Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any shares of Common Stock to be distributed under the Plan until he or she has become the holder thereof. Notwithstanding the foregoing, in connection with each grant of Restricted Stock, Bonus Stock or Stock Unit Award hereunder, the applicable Award shall specify if and to what extent the Participant's rights as a shareholder may be restricted in respect of such Restricted Stock, Bonus Stock or Stock Unit Award.

f)
Construction of the Plan

  The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Minnesota.

g)
Effective Date and Term

  The Plan became effective on May 25, 2005 and will terminate on May 25, 2015. The Plan, as amended and restated and approved by the Board on February 17, 2010 shall be effective on the date thereof except with respect to the amendments to Sections 4 and 13(a) of the Plan, which shall be effective, subject to the approval of the shareholders of the Company, on the date of the 2010 annual meeting of shareholders of the Company. Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.

h)
Amendment of Plan

  The Board of Directors may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without shareholder approval if (i) the amendment increases the benefits accrued to Participants, increases the number of Shares that may be issued under the Plan, modifies the requirements for participation in the Plan, modifies the no repricing provisions for Options and Stock Appreciation Rights, or includes a provision allowing the Board to lapse or waive restrictions at its discretion, except in limited cases relating to death, disability, retirement or a Change in Control, or (ii) such approval is otherwise necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief under Section 16(b) of the Act or which is a requirement for the performance-based compensation exception under Section 162(m) of the Code or of any rule of the Stock Exchange or other exchange or market on which Shares are listed.

i)
Amendment of Award

  The Committee may amend, modify or terminate any outstanding Award without the Participant's consent at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan, including without limitation, (i) to change the date or dates as of which: (a) an Option or Stock Appreciation Right becomes exercisable; (b) a Performance Unit or Performance Share is deemed earned; and (c) Restricted Stock or Restricted Stock Units become nonforfeitable; or (ii) to cancel and reissue an Award under such different terms and conditions as it determines appropriate; provided, however, that no such amendment or modification shall adversely affect the rights of any Participant without the Participant's consent. However, except as provided in Section 5, in no event will (a) the Option Price of Options or the Exercise Price of Stock Appreciation Rights be reduced, (b) Options or Stock Appreciation Rights be cancelled and replaced with Options or Stock Appreciation Rights having a lower Option Price or Exercise Price, (c) underwater Options or Stock Appreciation Rights be bought out for cash, or (d) any other action be taken that would be treated, for accounting purposes, as a "repricing" of Options or Stock Appreciation Rights, in each case, without the prior approval of the Company's shareholders.

j)
Certain Participants

  All performance-based Awards shall be deemed to include any such additional terms, conditions, limitations and provisions as are necessary to comply with the performance-based compensation exemption of Section 162(m) of the Code, unless the Committee in its discretion determines that any such Award to an executive officer is not intended to qualify for the exemption for performance-based compensation under Section 162(m).

k)
Change in Control

  Unless otherwise provided in an Award, in the event a Change in Control occurs, all stock-based Awards, such as Stock Options and Restricted Stock, shall vest one hundred percent (100%) immediately upon a Change in Control and all cash-based Awards, such as Performance Awards and Restricted Stock Units, shall vest and be paid out no later than March 15th of the year following the year in which a Change in Control occurs, provided, however, if such cash-based Awards were subject to the attainment of Performance Goals, such awards shall be paid out as if the Performance Goals had been obtained at target levels through the effective date of the Change in Control or as the Committee may otherwise determine.

l)
Corporate Transaction

        In the event of a proposed Corporate Transaction, the Committee may, but shall not be obligated to:

  (i)
  With respect to a Corporate Transaction that involves a merger, consolidation or statutory share exchange, make appropriate provision for the protection of the outstanding Options and Stock Appreciation Rights by the substitution of options, stock appreciation rights and appropriate voting common stock of the corporation surviving any such merger or consolidation or, if appropriate, the Parent of the Company or such surviving corporation, in lieu of such outstanding Options and Stock Appreciation Rights and underlying Shares; or

  (ii)
  With respect to any Corporate Transaction, including, without limitation, a merger, consolidation or statutory share exchange, declare, prior to the occurrence of the Corporate Transaction, and provide written notice to each holder of an Option or Stock Appreciation Right of the declaration, that each outstanding Option and Stock Appreciation Right, whether or not then exercisable, shall be canceled at the time of, or immediately prior to the occurrence of, the Corporate Transaction in exchange for payment to each holder of an Option or Stock

    Appreciation Right, within 20 days after the Corporate Transaction, of cash (or with respect to an Option or stock-settled Stock Appreciation Right, if the Committee so elects in lieu of solely cash, of such form(s) of consideration, including cash and/or property, singly or in such combination as the Committee shall determine, that the holder of an Option or Stock Appreciation Right would have received as a result of the Corporate Transaction if such holder had exercised the Option or Stock Appreciation Right immediately prior to the Corporate Transaction) equal to, (i) for each Share covered by a canceled Option, the amount, if any, by which the fair market value (as defined in this Section 14(l)) per Share exceeds the exercise price per Share covered by such Option or (ii) for each Stock Appreciation Right, the price determined pursuant to Section 7 hereof if such holder had exercised the Stock Appreciation Right immediately prior to the Corporate Transaction, except that Fair Market Value of a Share as of the date of exercise, as used in clause (b) of Section 7, shall be deemed to mean fair market value for each Share with respect to which the Stock Appreciation Right is calculated determined in the manner set forth in this Section 14(l). At the time of the declaration provided for in the immediately preceding sentence, each Option and Stock Appreciation Right shall immediately become exercisable in full and each holder of an Option or Stock Appreciation Right shall have the right, during the period preceding the time of cancellation of the Option or Stock Appreciation Right, to exercise the Option as to all or any part of the Shares covered thereby or the Stock Appreciation Right, in whole or in part, as the case may be. In the event of a declaration pursuant to this Section 14(l), each outstanding Option and Stock Appreciation Right, to the extent that it shall not have been exercised prior to the Corporate Transaction, shall be canceled at the time of, or immediately prior to, the Corporate Transaction, as provided in the declaration. Notwithstanding the foregoing, no holder of an Option or Stock Appreciation Right shall be entitled to the payment provided for in this Section 14(l) if such Option or Stock Appreciation Right shall have expired or been forfeited. For purposes of this Section 14(l) only, "fair market value" per Share means the cash plus the fair market value, as determined in good faith by the Committee, of the consideration to be received per Share by the shareholders of the Company upon the occurrence of the Corporate Transaction, notwithstanding anything to the contrary provided in this Agreement.

m)
Certain Awards Deferring the Receipt of Compensation

  Unless the Committee shall determine otherwise, all Awards under this Plan, to the extent they or any provision thereof is subject to Section 409A of the Code relating to deferred compensation under nonqualified deferred compensation plans, shall be granted under the Plan only if the terms and conditions of such Awards, including the provisions regarding payment thereof, comply with the rules of Code Section 409A, as amended from time to time, and any implementing regulations and guidance.

n)
Successors

  The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business and/or assets of the Company expressly to assume and agree to perform this Plan in the same manner and to the same extent the Company would be required to perform if no such succession had taken place. This Plan shall be binding upon and inure to the benefit of the Company and any successor to the Company, including without limitation any persons acquiring directly or indirectly all or substantially all of the business and/or assets of the Company whether by purchase, merger, consolidation, reorganization or otherwise (and such successor shall thereafter be deemed to "Company" for the purposes of this Plan), and the heirs, executors and administrators of each Participant.

VOTE BY INTERNET - www.proxyvote.com
XCEL ENERGY INC. 414 NICOLLET MALL MINNEAPOLIS, MN 55401

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M22688-P88093	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

XCEL ENERGY INC.

The Board of Directors recommends a vote “FOR” the Nominees listed in Item 1 and “FOR” Items 2, 3 and 4.

Election of Directors

			For	Against	Withhold

1.	To elect a board of directors to hold office until the next annual meeting of shareholders and until their respective successors have been elected or appointed.

	1a.	Fredric W. Corrigan	☐	☐	☐

	1b.	Richard K. Davis	☐	☐	☐

	1c.	Benjamin G.S. Fowke III	☐	☐	☐

	1d.	Richard C. Kelly	☐	☐	☐

	1e.	Albert F. Moreno	☐	☐	☐

	1f.	Christopher J. Policinski	☐	☐	☐

	1g.	A. Patricia Sampson	☐	☐	☐

	1h.	David A. Westerlund	☐	☐	☐

	1i.	Kim Williams	☐	☐	☐

	1j.	Timothy V. Wolf	☐	☐	☐

			For	Against	Abstain
2.	Company proposal for approval of the performance measures available under the Xcel Energy Inc. Executive Annual Incentive Award Plan, as amended and restated.		☐	☐	☐

3.

Company proposal for approval of the performance measures available under the Xcel Energy Inc. 2005 Long-Term Incentive Plan and an amendment to the plan to include non-employee directors as eligible participants.

			☐	☐	☐

4.	Company proposal to ratify the appointment of Deloitte and Touche LLP as Xcel Energy Inc.'s independent registered public accounting firm for 2010.		☐	☐	☐

The Board of Directors recommends a vote “AGAINST” Item 5.

5.	Shareholder proposal regarding annual advisory vote on executive compensation.		☐	☐	☐

In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof. The proxy holders reserve the right to cumulate votes and cast such votes in favor of the election of some or all of the applicable director nominees in their sole discretion.

For address changes and/or comments, please check this box and write them on the back where indicated.					☐

Please indicate if you plan to attend this meeting.			☐	☐

			Yes	No

The signers(s) hereby acknowledge(s) receipt of the Notice of Annual Meeting of Shareholders and accompanying Proxy Statement. The signer(s) hereby revoke(s) all proxies heretofore given by the signer(s) to vote at said Annual Meeting and any adjournments or postponements thereof. NOTE: Please sign exactly as name appears herein, Joint owners should each sign. When signing as attorney,executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ADMISSION TICKET

2010 Annual Meeting of Shareholders

Wednesday, May 19, 2010, 11:00 a.m. MDT

Doors will open at 10:15 a.m. MDT

1800 Larimer Street
Second Floor
Denver, Colorado

Shareholders who do not present an admission ticket or
verification of ownership may not be admitted to the meeting.

Photo identification is required for admission.

Attached below is your proxy card for the 2010 Annual Meeting of Shareholders of Xcel Energy Inc.

You may vote by telephone, by Internet or by mail.

To vote by telephone or Internet, see instructions on reverse side.

To vote by mail, please return your proxy in the enclosed business reply envelope.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M22689-P88093

XCEL ENERGY INC.

Annual Meeting of Shareholders
May 19, 2010 11:00 a.m.

This proxy is solicited by the Board of Directors

The undersigned, a holder of common and/or preferred stock of Xcel Energy Inc. (the “Company”), hereby appoints David M. Sparby, Cathy J. Hart and Michael C. Connelly or any one or more of them, as proxies, with full power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 19, 2010, and any adjournment or adjournments thereof, and to vote, as designated hereon and in their discretion, with respect to any other business properly brought before the Annual Meeting all shares of the common and/or preferred stock of the Company which the undersigned would be entitled to vote if personally present at such meeting, except for the shares of common stock held of record in the undersigned’s account with the Plans (defined below), the voting instructions for which are explained below.

THIS CARD ALSO CONSTITUTES YOUR VOTING INSTRUCTIONS FOR SHARES HELD OF RECORD IN THE NEW CENTURY ENERGIES, INC. EMPLOYEES’ SAVINGS AND STOCK OWNERSHIP PLAN FOR BARGAINING UNIT EMPLOYEES AND FORMER NON-BARGAINING UNIT EMPLOYEES, THE XCEL ENERGY 401(K) SAVINGS PLAN AND THE NEW CENTURY ENERGIES, INC. EMPLOYEE INVESTMENT PLAN FOR BARGAINING UNIT EMPLOYEES AND FORMER NON-BARGAINING UNIT EMPLOYEES (“PLANS”). THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF VOTING INSTRUCTIONS ARE NOT RECEIVED BY 11:59 p.m. EDT ON MAY 14, 2010, YOU WILL BE TREATED AS DIRECTING THE PLANS’ TRUSTEE TO VOTE THE SHARES HELD IN THE PLANS IN THE SAME PROPORTION THAT ALL OTHER ALLOCATED SHARES HELD IN THE PLANS ARE VOTED. THE UNDERSIGNED HEREBY AUTHORIZES THE TRUSTEES OF THESE PLANS TO VOTE THE UNDERSIGNED’S SHARES HELD IN ITS ACCOUNTS.

This proxy, when properly executed, will be voted in the manner designated hereon and in the discretion of the proxies with respect to any other matters properly brought before the meeting. If no direction is made, this proxy will be voted FOR the election of the director nominees and FOR Proposals 2, 3 and 4 and AGAINST Proposal 5.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side